UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

227 W. Monroe Street Suite 3000 Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

Mary C. Moynihan Perkins Coie LLP 700 13th Street, NW Suite 600 Washington, DC 20005
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 634-9200

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Q4 2013

Columbia Acorn Family of Funds

Class A, B, C, I, R, R4, R5, Y and Z Shares

Managed by Columbia Wanger Asset Management, LLC

Annual Report

December 31, 2013

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 12/31/13

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
Class A	$35.78	$46.63	$34.15	$26.91	$25.57	$14.58	$13.37	$15.68
Class B	$32.25	$45.24	$30.70	$25.53	$22.81	$14.68	NA	NA
Class C	$31.64	$45.04	$30.33	$25.39	$22.46	$14.68	$13.32	$15.54
Class I	$37.37	$46.71	$35.99	$27.19	$26.81	NA	$13.41	$15.67
Class R	NA	$46.60	NA	NA	NA	NA	NA	NA
Class R4	$37.88	$46.99	$36.55	$27.36	$27.20	$14.46	$13.49	NA
Class R5	$37.89	$46.66	$36.53	$27.34	$27.20	$14.47	$13.48	$15.82
Class Y	$37.93	$46.99	$36.59	$27.33	$27.27	$14.46	$13.36	NA
Class Z	$37.32	$46.68	$35.90	$27.20	$26.72	$14.40	$13.40	$15.68

Class I shares are available only to the Columbia Funds, such as Columbia Thermostat Fund, and are not available to individual investors. Class R, R4, R5, Y and Z shares are sold at net asset value and have limited eligibility. Columbia Management offers multiple share classes, not all necessarily available through all firms, and the share class ratings may vary. Contact us for details.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Funds. This is particularly so because the Funds focus on small- and mid-cap companies that usually have lower trading volumes and often take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate a Fund's exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust.

Letter to Shareholders from the
Columbia Acorn Trust Board of Trustees

The unique investment process employed by the Columbia Acorn Family of Funds ("Acorn Funds") has been in place for over 40 years, and your Trustees believe the process has been responsible for the Funds' strong long-term investment results. The execution of that process requires talent and experience. This past November, we announced that Chuck McQuaid, the President and Chief Investment Officer of Columbia Wanger Asset Management ("CWAM"), is stepping down as lead portfolio manager of Columbia Acorn Fund and President and Chief Investment Officer of CWAM. He will, however, remain a valuable contributor to CWAM, and his successor on the Columbia Acorn Fund, Rob Mohn, has served the Acorn Funds, with outstanding results, for over 20 years. Your Trustees have complete confidence in Rob Mohn, and he will also become the firm's Domestic Chief Investment Officer. As a testament to the stability of the investment team at CWAM, Rob Mohn represents the third portfolio manager of the Columbia Acorn Fund in 43 years.

There are other changes at CWAM, too. Zach Egan, the co-manager of Columbia Acorn International, will be assuming the President's role in place of Chuck McQuaid, and will become the firm's International Chief Investment Officer. Other analysts and managers at CWAM—David Frank, Bill Doyle and Christopher Olson—are also assuming new and greater responsibilities. Each of them is a proven, experienced investment professional with an exceptional track record. Your Trustees recognize that all dynamic organizations must change and are confident that our shareholders will continue to be well served by the new team.

This is not the first change in leadership at CWAM. Ralph Wanger retired over ten years ago, handing the reins to Chuck McQuaid. CWAM has always fostered a strong bench of skillful managers who have adopted and excelled in applying the investment principles upon which the Acorn Funds are based. This is not an accident. An essential element of the CWAM investment process is a team-oriented approach that assigns talented individuals the task of acquiring expertise in their assigned industry or country, while learning to apply the Acorn Funds' investment philosophy and strategy. As a result, CWAM has developed a team of capable individuals who are ready and able to assume new and greater responsibilities when the time comes, as it now has.

As we begin 2014, the Board of Trustees embarks, as it does every year, on the process of considering the renewal of the advisory agreement with CWAM. We review management fee levels, fund performance and other factors. We are attentive to ensuring that CWAM continues to have the resources necessary to deliver outstanding service to our shareholders. At the same time, the Trustees employ the renewal process to help ensure that CWAM fosters a culture that hires, trains and promotes the people who will continue the legacy of the Acorn Funds and serve our shareholders in the future. Your Trustees continue to have the highest degree of confidence in that future, and I thank you for your support of the Acorn Funds

Laura Born
Independent Chair, Board of Trustees
Columbia Acorn Trust

Columbia Acorn Family of Funds

Table of Contents

Descriptions of Indexes	1
Share Class Performance	2
Fund Performance vs. Benchmarks	3
2013 Year-End Distributions	4
Squirrel Chatter II: Containerized Cargo and the Man Who Popularized It	6
Understanding Your Expenses	9
Columbia Acorn Fund
In a Nutshell	12
At a Glance	13
Major Portfolio Changes (Unaudited)	28
Statement of Investments	30
Columbia Acorn International
In a Nutshell	14
At a Glance	15
Major Portfolio Changes (Unaudited)	42
Statement of Investments	45
Portfolio Diversification	54
Columbia Acorn USA
In a Nutshell	16
At a Glance	17
Major Portfolio Changes (Unaudited)	55
Statement of Investments	56
Columbia Acorn International Select
In a Nutshell	18
At a Glance	19
Major Portfolio Changes (Unaudited)	63
Statement of Investments	64
Portfolio Diversification	69
Columbia Acorn Select
In a Nutshell	20
At a Glance	21
Major Portfolio Changes (Unaudited)	70
Statement of Investments	71
Columbia Thermostat Fund
In a Nutshell	22
At a Glance	23
Statement of Investments	76
Columbia Acorn Emerging Markets Fund
In a Nutshell	24
At a Glance	25
Major Portfolio Changes (Unaudited)	78
Statement of Investments	80
Portfolio Diversification	85
Columbia Acorn European Fund
In a Nutshell	26
At a Glance	27
Major Portfolio Changes (Unaudited)	86
Statement of Investments	88
Portfolio Diversification	92
Columbia Acorn Family of Funds
Statements of Assets and Liabilities	94
Statements of Operations	96
Statements of Changes in Net Assets	98
Financial Highlights	104
Notes to Financial Statements	120
Report of Independent Registered Public Accounting Firm	131
Federal Income Tax Information (Unaudited)	132
Board of Trustees and Management	133
Expense Information	136

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Euromoney Smaller European Companies (inc UK) Index is a weighted combination of two indexes: the HSBC Smaller Europe (ex UK) Index and the HSBC Smaller UK Index. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Mid-Cap Core Funds Index, 30 largest mid-cap core funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index, a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 20 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Funds

Share Class Performance Average Annual Total Returns through 12/31/13

	Class A		Class B		Class C		Class I	Class R	Class R4	Class R5	Class Y	Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund
1 year	30.53%	23.02%	29.63%	24.63%	29.58%	28.58%	30.99%	NA	30.85%	30.94%	30.99%	30.90%
5 years	20.62%	19.20%	19.91%	19.72%	19.71%	19.71%	21.03%	NA	20.97%	20.99%	21.00%	20.98%
10 years	10.10%	9.45%	9.42%	9.42%	9.26%	9.26%	10.46%	NA	10.43%	10.44%	10.44%	10.43%
Columbia Acorn International
1 year	22.00%	14.98%	21.08%	16.08%	21.07%	20.07%	22.43%	21.50%	22.32%	22.38%	22.44%	22.33%
5 years	18.41%	17.01%	17.60%	17.39%	17.50%	17.50%	18.87%	18.06%	18.81%	18.82%	18.83%	18.81%
10 years	11.91%	11.25%	11.16%	11.16%	11.06%	11.06%	12.32%	11.59%	12.29%	12.29%	12.30%	12.29%
Columbia Acorn USA
1 year	32.34%	24.74%	31.28%	26.28%	31.47%	30.47%	32.93%	NA	32.80%	32.83%	32.89%	32.72%
5 years	20.86%	19.44%	20.06%	19.86%	19.97%	19.97%	21.28%	NA	21.21%	21.22%	21.23%	21.20%
10 years	8.95%	8.31%	8.23%	8.23%	8.13%	8.13%	9.31%	NA	9.28%	9.28%	9.28%	9.27%
Columbia Acorn International Select
1 year	14.42%	7.85%	13.67%	8.67%	13.52%	12.52%	14.82%	NA	14.72%	14.80%	14.82%	14.75%
5 years	14.83%	13.48%	14.11%	13.87%	13.94%	13.94%	15.28%	NA	15.22%	15.24%	15.25%	15.24%
10 years	10.54%	9.89%	9.83%	9.83%	9.68%	9.68%	10.92%	NA	10.89%	10.90%	10.90%	10.90%
Columbia Acorn Select
1 year	33.77%	26.07%	32.81%	27.81%	32.85%	31.85%	34.31%	NA	34.16%	34.21%	34.30%	34.16%
5 years	21.46%	20.03%	20.67%	20.48%	20.52%	20.52%	21.92%	NA	21.82%	21.84%	21.85%	21.83%
10 years	8.59%	7.95%	7.87%	7.87%	7.74%	7.74%	8.95%	NA	8.91%	8.91%	8.92%	8.91%
Columbia Thermostat Fund
1 year	9.07%	2.81%	8.49%	3.49%	8.23%	7.23%	NA	NA	9.26%	9.35%	9.46%	9.30%
5 years	14.89%	13.55%	14.33%	14.09%	14.04%	14.04%	NA	NA	15.17%	15.18%	15.20%	15.18%
10 years	6.65%	6.02%	6.08%	6.08%	5.85%	5.85%	NA	NA	6.90%	6.91%	6.92%	6.91%
Columbia Acorn Emerging Markets Fund
1 year	11.73%	5.34%	NA	NA	10.91%	9.91%	12.06%	NA	12.13%	12.07%	12.08%	11.92%
Life of Fund	13.64%	10.83%	NA	NA	12.86%	12.86%	14.13%	NA	14.08%	14.09%	14.07%	14.00%
Columbia Acorn European Fund
1 year	33.64%	25.93%	NA	NA	32.63%	31.63%	34.06%	NA	NA	33.97%	NA	33.98%
Life of Fund	21.72%	18.72%	NA	NA	20.83%	20.83%	22.07%	NA	NA	22.03%	NA	22.04%

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please see Pages 126 and 127 of this report for information on contractual fee waiver and expense reimbursement agreements in place for Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and voluntary fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Select as of December 31, 2013.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown dates to before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Continued on Page 3.

Fund Performance vs. Benchmarks Class Z Average Annual Total Returns through 12/31/13

Class Z Shares	4th quarter*	1 year	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	7.30%	30.90%	20.98%	10.43%	14.93%
Russell 2500 Index	8.66%	36.80%	21.77%	9.81%	NA
S&P 500 Index**	10.51%	32.39%	17.94%	7.41%	11.02%
Russell 2000 Index	8.72%	38.82%	20.08%	9.07%	NA
Lipper Mid-Cap Growth Funds Index	8.50%	36.52%	21.31%	9.49%	NA
Columbia Acorn International (ACINX) (9/23/92)	6.09%	22.33%	18.81%	12.29%	11.65%
S&P Global Ex-U.S. Between $500M and $5B Index	4.06%	16.77%	17.45%	10.62%	8.81%
S&P Global Ex-U.S. SmallCap Index	5.18%	20.71%	18.27%	10.40%	8.30%
MSCI EAFE Index (Net)	5.71%	22.78%	12.44%	6.91%	6.51%
Lipper International Small/Mid Growth Funds Index	6.81%	27.72%	20.91%	11.23%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	6.82%	32.72%	21.20%	9.27%	11.24%
Russell 2000 Index	8.72%	38.82%	20.08%	9.07%	8.91%
Lipper Small-Cap Growth Funds Index	7.82%	40.99%	22.20%	8.27%	7.54%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	1.97%	14.75%	15.24%	10.90%	9.91%
S&P Developed Ex-U.S. Between $2B and $10B Index	4.42%	21.70%	15.27%	8.90%	8.08%
MSCI EAFE Index (Net)	5.71%	22.78%	12.44%	6.91%	4.78%
Lipper International Small/Mid Growth Funds Index	6.81%	27.72%	20.91%	11.23%	11.16%
Columbia Acorn Select (ACTWX) (11/23/98)	9.64%	34.16%	21.83%	8.91%	10.82%
S&P MidCap 400 Index	8.33%	33.50%	21.89%	10.36%	10.67%
S&P 500 Index**	10.51%	32.39%	17.94%	7.41%	5.04%
Lipper Mid-Cap Core Funds Index	8.69%	35.04%	20.68%	9.14%	9.24%
Columbia Thermostat Fund (COTZX) (9/25/02)	1.95%	9.30%	15.18%	6.91%	8.21%
S&P 500 Index	10.51%	32.39%	17.94%	7.41%	9.70%
Barclays U.S. Aggregate Bond Index	-0.14%	-2.02%	4.44%	4.55%	4.56%
Lipper Flexible Portfolio Funds Index	5.37%	15.55%	13.55%	6.63%	8.37%
50/50 Blended Benchmark	5.10%	14.08%	11.36%	6.26%	7.41%
Columbia Acorn Emerging Markets Fund (CEFZX) (8/19/11)	7.13%	11.92%	—	—	14.00%
S&P Emerging Markets Between $500M and $5B Index	2.71%	0.67%	—	—	3.91%
MSCI Emering Markets Small Cap Index	1.26%	1.04%	—	—	1.23%
Lipper Emerging Markets Index	1.81%	-1.29%	—	—	4.30%
Columbia Acorn European Fund (CAEZX) (8/19/11)	11.28%	33.98%	—	—	22.04%
S&P Europe Between $500M and $5B Index	10.40%	37.20%	—	—	23.00%
Euromoney Smaller European Companies Index	10.30%	38.18%	—	—	21.08%
Lipper European Region Index	9.45%	30.36%	—	—	21.03%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R shares for Columbia Acorn International is 8/2/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12, except that Class Y shares of Columbia Acorn Emerging Markets Fund commenced operations on 6/13/13. The inception date for Class R5 shares of Columbia Acorn International is 8/2/11. The inception date for Class R4 and Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11.

*Not annualized

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 1 for a description of the indexes listed above.

Columbia Acorn Family of Funds

2013 Year-End Distributions

The following table details the year-end distributions for the Columbia Acorn Funds. For all Funds except Columbia Thermostat Fund, the record date was December 10, 2013, and the ex-dividend and payable date was December 11, 2013. For Columbia Thermostat Fund, the record date was December 20, 2013, and the ex-dividend and payable date was December 23, 2013.

Fund	Short-term Capital Gain	Long-term Capital Gain	Ordinary Income	Reinvestment Price
Columbia Acorn Fund
Class A	None	$1.93992	None	$34.04
Class B	None	$1.93992	None	$30.69
Class C	None	$1.93992	None	$30.11
Class I	None	$1.93992	None	$35.55
Class R4	None	$1.93992	None	$36.04
Class R5	None	$1.93992	None	$36.05
Class Y	None	$1.93992	None	$36.08
Class Z	None	$1.93992	None	$35.50
Columbia Acorn International
Class A	None	$1.92614	$0.57190	$44.96
Class B	None	$1.92614	$0.24753	$43.65
Class C	None	$1.92614	$0.23864	$43.45
Class I	None	$1.92614	$0.74519	$45.03
Class R	None	$1.92614	$0.40749	$44.95
Class R4	None	$1.92614	$0.69187	$45.31
Class R5	None	$1.92614	$0.71853	$44.99
Class Y	None	$1.92614	$0.74075	$45.31
Class Z	None	$1.92614	$0.71409	$45.01
Columbia Acorn USA
Class A	None	$2.95980	None	$32.28
Class B	None	$2.95980	None	$29.03
Class C	None	$2.95980	None	$28.68
Class I	None	$2.95980	None	$34.01
Class R4	None	$2.95980	None	$34.54
Class R5	None	$2.95980	None	$34.52
Class Y	None	$2.95980	None	$34.58
Class Z	None	$2.95980	None	$33.93
Columbia Acorn International Select
Class A	None	$1.38126	$0.37173	$26.15
Class B	None	$1.38126	$0.19141	$24.81
Class C	None	$1.38126	$0.15911	$24.68
Class I	None	$1.38126	$0.46324	$26.42
Class R4	None	$1.38126	$0.43094	$26.58
Class R5	None	$1.38126	$0.45785	$26.56
Class Y	None	$1.38126	$0.47400	$26.55
Class Z	None	$1.38126	$0.44709	$26.42

Fund	Short-term Capital Gain	Long-term Capital Gain	Ordinary Income	Reinvestment Price
Columbia Acorn Select
Class A	None	$5.49871	None	$24.25
Class B	None	$5.49871	None	$21.64
Class C	None	$5.49871	None	$21.31
Class I	None	$5.49871	None	$25.42
Class R4	None	$5.49871	None	$25.80
Class R5	None	$5.49871	None	$25.79
Class Y	None	$5.49871	None	$25.86
Class Z	None	$5.49871	None	$25.34
Columbia Thermostat Fund
Class A	$0.14390	$0.60684	$0.24510	$14.56
Class B	$0.14390	$0.60684	$0.16995	$14.66
Class C	$0.14390	$0.60684	$0.13238	$14.66
Class R4	$0.14390	$0.60684	$0.28268	$14.44
Class R5	$0.14390	$0.60684	$0.28568	$14.45
Class Y	$0.14390	$0.60684	$0.29921	$14.44
Class Z	$0.14390	$0.60684	$0.28268	$14.38
Columbia Acorn Emerging Markets Fund
Class A	None	None	$0.07987	$13.04
Class C	None	None	$0.00000	$13.00
Class I	None	None	$0.12380	$13.07
Class R4	None	None	$0.12003	$13.15
Class R5	None	None	$0.12254	$13.14
Class Y	None	None	$0.13133	$13.02
Class Z	None	None	$0.10623	$13.06
Columbia Acorn European Fund
Class A	None	$0.01614	$0.01842	$14.84
Class C	None	$0.01614	$0.00000	$14.72
Class I	None	$0.01614	$0.06159	$14.83
Class R5	None	$0.01614	$0.04851	$14.98
Class Z	None	$0.01614	$0.05636	$14.84

Squirrel Chatter II: Containerized Cargo and the Man Who Popularized It

Born in a small town in North Carolina, Malcom McLean had little formal schooling beyond grade school. He first worked as a farmer and then operated a gas station. When, in 1934, a road builder asked him where he could hire a truck and a driver, Malcom bought a used truck for $150 and signed on. Malcom went on to build McLean Trucking, one of the largest trucking firms in the country.1 The company was an early adopter of diesel engines and conveyors, and acquired other truckers in order to transport backhauls under Interstate Commerce Commission rules.2

Early in his trucking career, McLean personally had the job of delivering cotton to the port of New York and returning with a truck full of roofing material. He grew impatient waiting for the stevedores to unload and reload his truck and thought that switching full containers would save time and money.3

In 1955, McLean sold his trucking business and bought Pan-Atlantic Steamship Company for $7 million cash. He then bought Pan-Atlantic's former parent company, Waterman, in a $42 million leveraged buyout using Pan-Atlantic as collateral.4 Combined, the companies operated 37 World War II surplus C-2 cargo ships. He also bought four World War II surplus T-2 tankers and had them equipped with spar decks on top, similar to those used during the war to haul large equipment across the Atlantic.

McLean now had the opportunity to put his shipping-by-container idea to work. Until the 1950s, general ocean cargo arrived at ports in crates, boxes, bags and on pallets. It was then meticulously packed by longshoremen; a typical ship took 150 of them four days to load.5 One steamship executive said it cost more to move cargo from the street to the hold of a ship, than it did to move the cargo across the sea.6 McLean decided to save time and space by utilizing detachable truck trailers, and transporting only the container section of the trailer on the vessels.7 In April 1956, service commenced between Port Newark, New Jersey, Miami, Florida and Houston, Texas. Each of the

four ships could accommodate 58 containers that were thirty-three feet long.8

Shipping by container did cost substantially less. As an extreme example, McLean calculated that the cost of hauling bottled beer from Newark to Miami was 94% cheaper by containership than by conventional shipping. More realistically, a government-sponsored study calculated that container shipping cost 39% to 74% less.9 McLean named his intermodal operation Sea-Land Service.

Sea-Land then set about converting six of the C-2 cargo ships in its fleet into dedicated containerships. Containers were to be stacked four high in the hold and two high on the deck, resulting in a capacity of 226 containers per vessel. In order to allow stacking, frames of the containers were strengthened and twist locks were invented to hold adjacent containers in place. The first converted C-2 began hauling containers in October 1957. These containerships could be loaded by a crew of 14 during a single eight-hour shift for a cost nearly 90% less than loading a similar sized break-bulk ship, a ship with cargo loaded individually.10

Imitators soon followed. In August 1958 Matson Line began service between California and Hawaii, carrying 20 containers on deck and conventional break-bulk cargo below. In 1960, Matson began launching dedicated containerships, again converted World War II cargo ships, accommodating up to 356 containers each. In 1960, Grace Line inserted mid-sections into C-2 cargo ships and converted them to containerships capable of carrying 476 containers for shipments between the United States and Latin America. But Grace Line abandoned the service within a few years due to labor problems. McLean launched ships that could carry 476 much larger containers in 1962, and put them into service between the East and West coasts of the United States,11 as well as between the continental United States and Puerto Rico.12 On its tenth anniversary in 1966, Sea-Land had 19 containerships.13 By 1969, Sea-Land had also converted C-4s to carry 622 containers.14

McLean recognized that to achieve the full benefit of containers, the entire system of ports, labor, trucks and ships would have to change.15 Port Elizabeth, New Jersey,

was designed for containerships. Opening in 1962, it had a wide and deep channel and plenty of paved area shore-side for containers in transit.16 New Jersey's share of the Port of New York cargo jumped from 9% in 1956 to 63% in 1970. Around the country, the few ports that had room for containers, good road and rail connections (and a penchant for spending on infrastructure) gained share, while ports relying on piers within congested cities lost out.17 McLean also signed agreements with unions, providing regular work, safe working conditions and provisions for early retirement in exchange for fewer paid employee hours and more flexible work rules.

Trans-Atlantic container shipping started in 1966 and competition increased. McLean decided to build all-new containerships rather than convert old vessels. He specified ships for both size and speed that could carry over 1,200 containers of varying sizes.18 The ships were to steam at 33 knots, well above most others that operated at 18 to 24 knots. The new containerships cost a total of $435 million. In May of 1969, McLean orchestrated a $530 million takeover of Sea-Land by R.J. Reynolds, a cash-rich tobacco company, as Sea-Land needed investment capital and R.J. Reynolds wanted to diversify.19

The first of eight ships launched in 1972. It crossed the Atlantic in under five days and averaged 31 knots, a cargo ship record. After refinements, sister ships were able to make the crossing in under four days, beating the record of all passenger ships except for a ship named the United States.20 Six of the eight ships were eventually assigned to trans-Pacific crossings.

But fast ships use far more fuel than slower ships. Sea-Land's new containerships consumed nearly twice as much fuel per mile at 33 knots than at 24 knots, and at 24 knots consumed more fuel per container than ships that were designed for 24 knots or less. After two oil price spikes in the 1970s, the ships became unprofitable and were sold in 1981, at less than half their cost of construction, to the U.S. Navy for use as fast supply vessels.21

McLean reduced his role at Sea-Land after the fast ships launched in 1972, resigned from the R.J. Reynolds board in 1977 and sold his last shares in the company in 1980. R.J. Reynolds spun off Sea-Land in 1984; CSX bought it in 1986, and sold it to Maersk in 1999.

McLean re-entered the shipping industry by buying United States Lines from Walter Kidde in April 1978. Later that year, the company placed a record order to construct 12 new containerships, each with a capacity somewhat over 4,250 containers. These ships were 40% larger than the largest containership in existence and would provide United States Lines with the most capacity in the industry. Per container, the ships would be by far the most efficient and would cruise at a fuel-efficient 16 knots. The ships were highly automated and were able to carry nearly 50 times as much cargo per crewmember as the first dedicated cargo ships.22

Tragically for McLean and United States Lines, the price of oil then plunged, fuel efficiency mattered a lot less, and speed became more important. The ships were underpowered and had trouble keeping schedules in rough seas. They could not compete and in 1986 the company filed the biggest bankruptcy in U.S. history. The ships were sold at $0.28 on the dollar 16 months later.23 McLean was mortified by the failure, which cost thousands of jobs and millions of dollars. He died in 2001 at the age of 87, after yet another attempt to re-enter the industry.

Containerships kept getting larger and speeds gradually increased. Beginning in 2006, Maersk launched eight ships capable of carrying over 14,000 containers. Larger containerships had costs per container nearly 50% less than smaller ships.24 In 2013, Maersk launched the Mc-Kinney Moller with a capacity of 18,000 containers and had 19 more on order. These ships are longer than the height of the Empire State Building's occupied floors. Echoing McLean's 1978 order, the ships are designed to be at least 30% more fuel efficient than competitors and cruise at 16 knots.25 Worldwide containership capacity currently exceeds 17 million containers, which, if laid end-to-end, exceeds twice the circumference of the world.26

Containerships made freight transport reliable and incredibly cheap. At least three-quarters of vessels in the Far East/North America trade arrive within a day of schedule. In 2004, 4,000 video recorders could be shipped from the Far East to Europe for $0.83 each and Scotch whisky could be shipped from Europe to Japan for $0.05 per bottle.27 In 2013, it was cheaper to ship Scottish cod 10,000 miles to China for filleting and back to Scotland than to fillet it in Scotland!28

Containerized cargo hiked supplies and reduced prices of consumer goods, raising living standards around the world. The containership industry has high fixed costs and is very cyclical. Also, new more efficient ships increase industry capacity and depress pricing, hurting profitability of existing ships. As investors, we've found more stable opportunities in this industry by investing in adjunct businesses that benefit from increased container volumes. These include freight forwarders, which tend to benefit from declining costs or transport, and container owners, which exist today thanks to the ingenuity of Malcom McLean.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Cudahy, Brian J., Box Boats, How Container Ships Changed the World (New York, New York, Fordham University Press, 2006) p. 21.

2  Levinson, Marc, The Box, How the Shipping Container Made the World Smaller and the World Economy Bigger (Princeton, New Jersey, Princeton University Press, 2006), p. 40-41.

3  Cudahy, Brian J., op. cit., p. 10.

4  Ibid., p. 24.

5  Ibid., p. 35.

6  Ibid., p. 9.

7  Ibid., p. 27.

8  Levinson, Marc, op. cit., p. 49, 51.

9  Ibid., p. 48, 91.

10  Cudahy, Brian J., op. cit., p. 35.

11  Ibid., p. 80.

12  Levinson, Marc, op. cit., p. 72.

13  Cudahy, Brian J., op. cit., p. 90.

14  Ibid., p. 100.

15  Levinson, Marc, op. cit., p. 53.

16  Ibid., p. 91.

17  Ibid., p. 91, 96, 193.

18  Sea-Land's initial containers were 33 and 35 feet long, while Matson Lines' were 24 feet and Grace Lines' measured 17 feet, lengths determined by ship sizes and road regulations. Going forward in this essay, capacity refers to standardized 20-foot trailer equivalent units (TEU), though most containers today are 40 feet long.

19  Levinson, Marc, op. cit., p. 216-217.

20  Cudahy, Brian J., op. cit., p. 123.

21  Ibid., p. 136-137.

22  Ibid., p. 149-150.

23  Levinson, Marc, op. cit., p. 243.

24  Stopford, Martin, Maritime Economics, Third Edition (New York, New York, Routledge, Taylor & Francis Group, 2009) p. 540.

25  Bennett, Drake, "Risk Ahoy: Maersk, Daewoo Build the World's Biggest Boat," Bloomberg Businessweek, September 5, 2013.

26  World Shipping Council website, http://www.worldshipping.org/about-the-industry/liner-ships/container-vessel-fleet.

27  Stopford, Martin, op. cit., p. 512, 522.

28  George, Rose, Ninety Percent of Everything, Inside Shipping, The Invisible Industry that Puts Clothes on Your Back, Gas in Your Car, and Food on Your Plate (New York, New York, Metropolitan Books, Henry Hold and Company, 2013), p. 18.

Understanding Your Expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class A, B, C, I, R, R4, R5, Y and Z shares of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Funds' actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Funds' actual return) and then applies the Funds' actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the "Fund of Funds" table.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	1,182.60	1,019.98	6.01	5.56	1.08
Class B	1,000.00	1,000.00	1,178.70	1,016.56	9.71	8.99	1.75
Class C	1,000.00	1,000.00	1,178.40	1,016.41	9.88	9.15	1.78
Class I	1,000.00	1,000.00	1,184.90	1,021.96	3.84	3.55	0.69
Class R4	1,000.00	1,000.00	1,184.20	1,021.40	4.45	4.12	0.80
Class R5	1,000.00	1,000.00	1,184.50	1,021.61	4.23	3.91	0.76
Class Y	1,000.00	1,000.00	1,184.60	1,021.91	3.90	3.61	0.70
Class Z	1,000.00	1,000.00	1,184.50	1,021.50	4.34	4.02	0.78

Understanding Your Expenses, continued

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International
Class A	1,000.00	1,000.00	1,154.10	1,019.16	6.81	6.38	1.24
Class B	1,000.00	1,000.00	1,149.70	1,015.34	10.90	10.22	1.99
Class C	1,000.00	1,000.00	1,149.60	1,015.34	10.90	10.22	1.99
Class I	1,000.00	1,000.00	1,156.40	1,021.15	4.67	4.38	0.85
Class R	1,000.00	1,000.00	1,151.50	1,016.97	9.15	8.58	1.67
Class R4	1,000.00	1,000.00	1,155.70	1,020.18	5.71	5.35	1.04
Class R5	1,000.00	1,000.00	1,155.90	1,020.84	5.00	4.69	0.91
Class Y	1,000.00	1,000.00	1,156.30	1,021.10	4.72	4.43	0.86
Class Z	1,000.00	1,000.00	1,155.70	1,020.74	5.11	4.79	0.93
Columbia Acorn USA
Class A	1,000.00	1,000.00	1,188.80	1,018.80	7.31	6.74	1.31
Class B	1,000.00	1,000.00	1,184.10	1,014.37	12.13	11.19	2.18
Class C	1,000.00	1,000.00	1,185.30	1,015.39	11.02	10.17	1.98
Class I	1,000.00	1,000.00	1,191.70	1,020.89	5.03	4.63	0.90
Class R4	1,000.00	1,000.00	1,191.30	1,020.38	5.58	5.15	1.00
Class R5	1,000.00	1,000.00	1,191.10	1,020.59	5.36	4.94	0.96
Class Y	1,000.00	1,000.00	1,191.40	1,020.74	5.19	4.79	0.93
Class Z	1,000.00	1,000.00	1,190.70	1,020.13	5.86	5.40	1.05
Columbia Acorn International Select
Class A	1,000.00	1,000.00	1,124.70	1,018.04	7.90	7.51	1.46
Class B	1,000.00	1,000.00	1,121.40	1,014.57	11.57	10.98	2.14
Class C	1,000.00	1,000.00	1,120.20	1,014.06	12.10	11.50	2.24
Class I	1,000.00	1,000.00	1,127.00	1,019.87	5.96	5.66	1.10
Class R4	1,000.00	1,000.00	1,126.20	1,019.16	6.72	6.38	1.24
Class R5	1,000.00	1,000.00	1,127.00	1,019.72	6.12	5.82	1.13
Class Y	1,000.00	1,000.00	1,127.20	1,019.92	5.91	5.61	1.09
Class Z	1,000.00	1,000.00	1,126.80	1,019.52	6.34	6.02	1.17
Columbia Acorn Select
Class A	1,000.00	1,000.00	1,194.50	1,018.91	7.21	6.64	1.29
Class B	1,000.00	1,000.00	1,189.40	1,014.78	11.71	10.78	2.10
Class C	1,000.00	1,000.00	1,190.20	1,015.19	11.27	10.37	2.02
Class I	1,000.00	1,000.00	1,196.70	1,020.89	5.04	4.63	0.90
Class R4	1,000.00	1,000.00	1,196.00	1,020.33	5.65	5.20	1.01
Class R5	1,000.00	1,000.00	1,196.50	1,020.59	5.37	4.94	0.96
Class Y	1,000.00	1,000.00	1,196.80	1,020.84	5.09	4.69	0.91
Class Z	1,000.00	1,000.00	1,196.00	1,020.49	5.48	5.05	0.98

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Emerging Markets Fund
Class A	1,000.00	1,000.00	1,121.90	1,016.56	9.46	8.99	1.75
Class C	1,000.00	1,000.00	1,117.40	1,012.74	13.49	12.82	2.50
Class I	1,000.00	1,000.00	1,124.30	1,018.70	7.20	6.84	1.33
Class R4	1,000.00	1,000.00	1,124.10	1,018.19	7.74	7.35	1.43
Class R5	1,000.00	1,000.00	1,124.40	1,018.29	7.63	7.25	1.41
Class Y	1,000.00	1,000.00	1,124.60	1,018.65	7.25	6.89	1.34
Class Z	1,000.00	1,000.00	1,123.90	1,017.63	8.33	7.92	1.54
Columbia Acorn European Fund
Class A	1,000.00	1,000.00	1,244.40	1,016.56	10.01	8.99	1.75
Class C	1,000.00	1,000.00	1,239.60	1,012.74	14.27	12.82	2.50
Class I	1,000.00	1,000.00	1,246.20	1,018.04	8.36	7.51	1.46
Class R5	1,000.00	1,000.00	1,246.10	1,017.78	8.64	7.76	1.51
Class Z	1,000.00	1,000.00	1,246.60	1,017.84	8.59	7.71	1.50

Fund of Funds—Columbia Thermostat Fund

July 1, 2013 – December 31, 2013

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund's effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Thermostat Fund
Class A	1,000.00	1,000.00	1,048.30	1,022.93	2.61	2.58	0.50	5.43	5.36	1.04
Class B	1,000.00	1,000.00	1,045.00	1,020.38	5.21	5.15	1.00	8.02	7.93	1.54
Class C	1,000.00	1,000.00	1,043.90	1,019.11	6.51	6.43	1.25	9.32	9.21	1.79
Class R4	1,000.00	1,000.00	1,049.10	1,024.21	1.31	1.29	0.25	4.12	4.07	0.79
Class R5	1,000.00	1,000.00	1,049.20	1,024.31	1.20	1.19	0.23	4.02	3.97	0.77
Class Y	1,000.00	1,000.00	1,049.50	1,024.77	0.73	0.72	0.14	3.55	3.51	0.68
Class Z	1,000.00	1,000.00	1,049.30	1,024.21	1.31	1.29	0.25	4.12	4.07	0.79

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Except with respect to Columbia Thermostat Fund, expenses do not include any fees and expenses incurred indirectly by a Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly by the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Columbia Acorn International, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, account value at the end of the period would have been reduced.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid Lead Portfolio Manager	Robert A. Mohn Co-Portfolio Manager

David L. Frank*
Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

* Effective January 1, 2014, David L. Frank was named co-portfolio manager of Columbia Acorn Fund. Mr. Frank has been an analyst with the investment manager since 2002. Performance information provided in this report is for the period ended December 31, 2013, and was achieved by the portfolio management in place through that date.

Columbia Acorn Fund Class Z shares jumped 30.90% in 2013, including a 7.30% gain in the fourth quarter. Absolute returns were excellent considering economic conditions. Relative returns were disappointing in comparison to the Fund's primary benchmark, the Russell 2500 Index, which returned 36.80% for the year and 8.66% for the quarter.

Columbia Acorn Fund's sector weightings enhanced performance for both periods. Compared to its benchmark, the Fund had above-market weights in industrial, consumer discretionary and information technology stocks, benchmark sector groups that surged between 39% and 45% during the year. The Fund was underweight in REITs and utilities, which rose just 7% and 20%, respectively, within the benchmark.

We believe the primary reason for underperformance was that the Fund's growth-at-a-reasonable-price (GARP) investment style was "out of style" in 2013. GARP stocks were the worst performing style within the Russell 2500 for the year and underperformed in the quarter.** Columbia Acorn Fund's domestic stocks did outperform the Russell 2500's GARP component for both periods, but not by enough to beat the benchmark.

Ametek, a producer of aerospace and industrial instruments, jumped 41% in the year and 15% in the quarter on fine earnings gains, and was the Fund's largest dollar winner both periods. Chicago Bridge & Iron, an engineering and construction company with strong participation in liquefied natural gas projects, surged 80% in the year and 23% in the quarter. Rental car provider Avis Budget Group had a somewhat bumpy ride in 2013, but finished the year up 104%, including a 40% gain in the fourth quarter. Generac produced an 88% gain in the year and rose 33% in the quarter as increased power outages caused by storms and aging infrastructure boosted demand for its standby generators. On the downside, a scandal-plagued Imtech plunged 75% in 2013 through the date that we exited the position in the third quarter. In total, the Fund's industrial stocks were up about 40% for the year, somewhat less than the benchmark's 45% gain in this sector.

Columbia Acorn Fund's consumer discretionary stocks provided a 38% return during the year, compared to the benchmark's 44% sector gain. Slot machine and gaming software company Bally Technologies posted a 76% win in the year and a 9% gain in the quarter on excellent earnings and a favorable acquisition. Macau casino operator Melco Crown Entertainment provided a 134% jackpot for the year and a 23% return in the quarter on strong results. In contrast, premium active apparel retailer lululemon athletica dropped 15% in 2013 through the date that we exited the position in the third quarter, falling on product quality and management transition concerns.

Information technology (IT) and business process outsourcing services provider iGATE jumped 154% in the year and 45% in the quarter. Virtusa, a provider of offshore IT outsourcing services, surged 132% in 2013 and 31% in the quarter. Both had improved costs as a result of the drop of the rupee. iGATE had a resumption of revenue growth, while Virtusa's fine growth continued. In contrast, marketing technology provider Velti collapsed 76% in 2013 through the date that we exited the position in the third quarter, falling on disappointing sales growth and concerns about solvency. The Fund's IT stocks were up 39% in 2013, slightly more than the benchmark's tech stocks.

Columbia Acorn Fund's foreign stocks were up just 13.77% for the year and 4.98% for the quarter. At the end of the year, the Fund's foreign stocks were 7.2% of assets, down from 8.3% at the end of 2012.

Absolute returns were wonderful in 2013, but relative returns were disappointing. We don't know when GARP will be back in style, but we believe those stocks are relatively attractive, and the style has served shareholders well in the long term.

**Merrill Lynch data indicate the second highest PE quintile stocks (which we consider to be GARP stocks) were the worst performing quintile in the Russell 2500 Index, underperforming the index by 4.73% for the year and 0.79% for the fourth quarter.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/13

Ametek	2.3%
Bally Technologies	1.1
Chicago Bridge & Iron	0.9
Avis Budget Group`	0.8
Generac	0.8
iGATE	0.8
Melco Crown Entertainment	0.4
Virtusa	0.4

Columbia Acorn Fund

At a Glance

Total Net Assets of the Fund:
$21.3 billion

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Fund Class Z Shares

June 10, 1970 (Fund inception) through December 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Average Annual Total Returns for period ended December 31, 2013

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (6/10/70 inception)	7.30%	30.90%	20.98%	10.43%	14.93%
Class A (10/16/00 inception)
without sales charge	7.23	30.53	20.62	10.10	14.55
with sales charge	1.07	23.02	19.20	9.45	14.40
Russell 2500 Index*	8.66	36.80	21.77	9.81	N/A

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 0.82% for Class Z shares and 1.10% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/13

Top 10 Holdings

as a percentage of net assets, as of 12/31/13

1.	Ametek Aerospace/Industrial Instruments	2.3%
2.	Donaldson Industrial Air Filtration	1.7%
3.	Mettler-Toledo International Laboratory Equipment	1.7%
4.	SBA Communications Communications Towers	1.4%
5.	Amphenol Electronic Connectors	1.4%
6.	tw telecom Fiber Optic Telephone/Data Services	1.4%
7.	Cepheid Molecular Diagnostics	1.4%
8.	SEI Investments Mutual Fund Administration & Investment Management	1.2%
9.	Nordson Dispensing Systems for Adhesives & Coatings	1.2%
10.	Bally Technologies Slot Machines & Software	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International

In a Nutshell

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn International Class Z shares returned 6.09% in the fourth quarter of 2013, 2.03% better than its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index. The Fund's return for the full year was 22.33%, 5.56% ahead of its benchmark. For comparison, the large-cap, developed market MSCI EAFE Index (Net) rose 5.71% in the fourth quarter and 22.78% during the year.

2013 was a banner year for many equity markets in the developed world as optimism about economic recovery in Japan, Europe and the United States sent most major market indexes up more than 20%. This optimistic outlook was underpinned by the U.S. Federal Reserve Bank, which in the second quarter indicated that its bond purchase program might be wound down sooner rather than later due to the Fed's rising expectations for economic growth. The resultant jump of approximately 100 basis points in long-term government bond rates had a particularly pronounced effect on the developing world, which was already struggling with deteriorated economic outlooks. Many emerging markets posted weak local market returns, exacerbated in U.S. dollar terms by weakening currencies. The Fund's holdings in Europe and Japan returned over 35% in the year, while holdings elsewhere in Asia, Latin America and Africa averaged 13% gains.

The Fund's top percentage return for the fourth quarter and the year came from QIWI, a Russian provider of electronic payment services. Its stock rose 253% from its initial public offering in May through year end, including an 88% gain in the fourth quarter. The company has benefited from growing payment volumes, strong expected growth in Russian e-commerce, management's decision to return cash to shareholders through special dividends, and broader investor recognition of the quality of the company's business model. Hong Kong-based casino operator Melco International gained 37% in the fourth quarter and ended the year up 213%. Thanks to ongoing heavy visitation by mainland Chinese to its Macau casino, gaming revenue exceeded both management and analyst expectations. Caesarstone, an Israel-based manufacturer of quartz countertops, rose 206% for the year and was up 10% in the fourth quarter, as its innovative products increasingly gained acceptance internationally as an alternative building material in modern homes.

On the downside, Mongolian Mining, a Mongolia-based coal producer, ended the year down 68% as it struggled to make deliveries to the Chinese market on economics consistent with its original projections. In Brazil, loyalty program operator Multiplus fell 52% as management changes weighed on sentiment that was already soured by downward pressure on the value of its loyalty points from some of its business partners. We exited the Fund's position in Multiplus in the third quarter and sold out of Mongolian Mining in the fourth.

As we look ahead to 2014, many developed market companies are now trading at valuations higher than mid-term medians, as a result of two years of strong returns. However, we believe that operating fundamentals in many cases continue to show signs of a recovery, which is cause for optimism. In contrast, many emerging market companies are struggling with the twin overhang of rising interest rates and weaker domestic economic growth. Of course, these headwinds are in many cases also reflected in lower valuations, which could create opportunity. As always, we will work to identify situations where we believe that companies with good or improving fundamentals can be bought for shareholders at a reasonable price.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/13

Melco International	0.9%
Caesarstone	0.5
QIWI	0.3

Columbia Acorn International

At a Glance

Total Net Assets of the Fund:
$8.3 billion

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International Class Z Shares

September 23, 1992 (Fund inception) through December 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2013

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	6.09%	22.33%	18.81%	12.29%	11.65%
Class A (10/16/00 inception)
without sales charge	6.03	22.00	18.41	11.91	11.22
with sales charge	-0.06	14.98	17.01	11.25	10.91
S&P Global Ex-U.S. Between $500M and $5B*	4.06	16.77	17.45	10.62	8.81

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 0.95% for Class Z shares and 1.31% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/13

Top 10 Holdings

as a percentage of net assets, as of 12/31/13

1.	Melco Crown Entertainment - ADR (Hong Kong) Macau Casino Operator	1.4%
2.	Coronation Fund Managers (South Africa) South African Fund Manager	1.3%
3.	WuXi Pharma Tech - ADR (China) Largest Contract Research Organization Business in China	1.1%
4.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	1.1%
5.	Neopost (France) Postage Meter Machines	1.0%
6.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	1.0%
7.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.0%
8.	CCL Industries (Canada) Leading Global Label Converter	1.0%
9.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.0%
10.	Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn USA

In a Nutshell

Robert A. Mohn Lead Portfolio Manager	William J. Doyle* Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

* Effective January 1, 2014, William J. Doyle was named co-portfolio manager of Columbia Acorn USA. Mr. Doyle has been an analyst with the investment manager since 2006. Performance information provided in this report is for the period ended December 31, 2013, and was achieved by the portfolio management in place through that date.

Columbia Acorn USA Class Z shares ended the fourth quarter of 2013 up 6.82%. This compares to an 8.72% gain by the Fund's primary benchmark, the Russell 2000 Index. For the annual period, the Fund gained 32.72%, a pleasing absolute return but below the benchmark's 38.82% gain. The Fund's technology and industrials stocks lagged the performance of their respective sectors in the benchmark in 2013, while a downturn in Fund health care stocks dampened relative returns in the fourth quarter.

The Fund's top contributor in the quarter and the year was car rental company Avis Budget Group. Its stock rose 104% for the year and 40% in the fourth quarter, as the company benefited from lower fleet costs and higher pricing and utilization. Bally Technologies, a manufacturer of slot machines and gaming software, had a 75% annual gain and was up 8% in the fourth quarter. Investors responded favorably to Bally's purchase of SHFL Entertainment, an acquisition that broadens its product line. Caesarstone, a manufacturer of quartz countertops, ended the year up an impressive 208%, as sales of its products in the United States were up 50% over the prior year.

HEICO and Moog both sell into the aircraft market and both announced strong results for the year. HEICO sells FAA-approved aircraft replacement parts and Moog sells motion control products used primarily in airplanes. HEICO was up 67% for the year with 6% of the gain coming in the fourth quarter. Moog had an annual gain of 66% and a 16% fourth quarter increase.

Biotech stocks were strong contributors to the Fund for the annual period despite some fourth quarter declines. Drug developer NPS Pharmaceuticals gained 230% for the year, benefiting from the successful launch of a medication to treat short bowel syndrome. Seattle Genetics, a developer of antibody-based therapies for cancer, rose 72% in 2013 as its drug, Adcetris, gained traction as a means for treating multiple forms of cancer. Detractors in this sector included ARIAD Pharmaceuticals and Coronado Biosciences. Off roughly 70% for the quarter and the year, ARIAD's drug was placed on clinical hold by the FDA due to elevated cardiovascular risk. Coronado's drug to treat Crohn's disease failed in its FDA trials, leaving the stock with an 80% annual decline and a 74% fourth quarter drop. We sold both positions in the fourth quarter. While off 59% in the fourth quarter and 26% for the year, we continue to hold Sarepta Therapeutics, a biotech focused on rare diseases. Its stock declined after the FDA removed its drug as a candidate for accelerated approval.

Fourth quarter winners included fiber laser manufacturer IPG Photonics, which rose 38%. The company announced revenues up 40% year-over-year in Asia, boosted by strong 57% growth in China. Cepheid services the largest installed base of molecular diagnostic systems in the world. Its revenues were up 24% versus the prior year, driving its 20% gain in the fourth quarter. Generac, a producer of standby power generators, gained 33% in the quarter as the company benefited from a surge in demand in the wake of recent storms.

In 2013, lower-quality turnarounds and momentum stocks with high price-to-earnings ratios were the big market winners. Stocks we consider more reasonably priced, quality investments generally underperformed. Our investment style has proven itself to work well in most market conditions but it was out of favor in 2013. We are uncertain how long this headwind will persist, but we believe the Fund will be well served in the long term by adhering to its historically successful strategy of investing in reasonably priced growth stocks.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/13

Avis Budget Group	2.7%
IPG Photonics	1.8
HEICO	1.8
Bally Technologies	1.7
Moog	1.6
Cepheid	1.6
Seattle Genetics	1.1
Caesarstone	0.9
NPS Pharmaceuticals	0.8
Generac	0.8
Sarepta Therapeutics	0.3

Columbia Acorn USA

At a Glance

Total Net Assets of the Fund:
$1.8 billion

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn USA Class Z Shares

September 4, 1996 (Fund inception) through December 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2013

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/4/96 inception)	6.82%	32.72%	21.20%	9.27%	11.24%
Class A (10/16/00 inception)
without sales charge	6.73	32.34	20.86	8.95	10.86
with sales charge	0.60	24.74	19.44	8.31	10.49
Russell 2000 Index*	8.72	38.82	20.08	9.07	8.91

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.15% for Class Z shares and 1.38% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/13

Top 10 Holdings

as a percentage of net assets, as of 12/31/13

1.	Avis Budget Group Second Largest Car Rental Company	2.7%
2.	Ametek Aerospace/Industrial Instruments	2.5%
3.	Nordson Dispensing Systems for Adhesives & Coatings	2.4%
4.	Mettler-Toledo International Laboratory Equipment	2.2%
5.	Donaldson Industrial Air Filtration	2.1%
6.	tw telecom Fiber Optic Telephone/Data Services	2.0%
7.	Extra Space Storage Self Storage Facilities	1.9%
8.	IPG Photonics Fiber Lasers	1.8%
9.	HEICO FAA Approved Aircraft Replacement Parts	1.8%
10.	Informatica Enterprise Data Integration Software	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn International Select Class Z shares ended the fourth quarter of 2013 up 1.97%. This compares to a 4.42% gain for the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. For the annual period, the Fund was up 14.75% versus a 21.70% gain for the benchmark. The Fund's underperformance relative to the benchmark for both periods was due to its more cautious positioning and an overweight position in the poorly performing commodities sector.

Investor enthusiasm for the Japanese government's new monetary and fiscal policies provided a nice tailwind for the three top annual contributors, which were all Japanese stocks. Start Today is an online apparel retailer. The company ended 2013 up a substantial 171%, driven by strong revenue growth and by global investors' enthusiasm for Internet plays. Start Today's stock did cool somewhat in the fourth quarter, falling 12%. NGK Spark Plug, a maker of automobile parts, ended the annual period up 82% with 7% coming in the fourth quarter. NGK benefited along with other exporters from the weaker yen that resulted from new government policies. Rounding out the Japanese winners, Seven Bank, a provider of ATM processing services, gained 51% for the year and was up 17% for the fourth quarter. Investors responded favorably to its expansion into the 7-Eleven store network in Japan and to its strong, defensive cash flows.

Macau casino operator Melco International was the top contributor to Fund gains in the fourth quarter, rising 37%. This added to the 133% annual gain for the stock. Gaming revenues exceeded both management and analyst expectations thanks to heavy visitation by mainland Chinese to its Macau casino. Canadian global label converter CCL Industries rose 13% in the fourth quarter, adding to its 73% annual gain. The company benefited from the acquisition of Avery's label and office product division, which it acquired at a sharp discount. The integration of that acquisition appears to be going smoothly and CCL's revenues have continued to grow at a reasonable pace.

Despite their uptick in the third quarter, materials stocks were the largest detractors to Fund performance in 2013. Mexican silver and metal byproduct miner Fresnillo fell 50% for the annual period. We sold the Fund's position in this stock in the fourth quarter. We exited the Fund's position in gold and silver miner Allied Nevada Gold in the second quarter, but its 58% decline made it a top detractor for the year. Australian gold miner Regis Resources ended the year off 49%, despite reports of positive operational results.

Materials stocks weighed down fourth quarter results as well, with Regis Resources and Brazilian gold miner Beadell Resources falling 28% and 18%, respectively, in the quarter. Taiwanese mobile operator Far EasTone Telecom had its ups and downs in 2013 but ended the year on a down note, falling 11% in the fourth quarter and declining 10% for the year. Investor concerns about the cost of acquiring bandwidth to support new 4G networks hurt mobile operators.

Surveying 2013's investment returns, those markets that had major monetary and financial policy measures did well (Japan, the United States, the United Kingdom and Europe, for example) while those that did not performed poorly (Australia, Singapore, the emerging markets). Whether or not such extraordinary policies will continue and whether they will have any sustainable impact on real economic growth remains to be seen. In the meantime, the Fund will continue to look for underappreciated stocks with good business models, sound management and what we believe are strong balance sheets, as it has done in the past.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Due to the Fund's concentration in a limited number of stocks, the Fund's portfolio will tend to diverge significantly from benchmark weightings and may therefore pose greater risk and volatility relative to its benchmark, or in comparison to other Columbia Acorn Fund portfolios that are supported by the same team of individual analysts. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/13

Far EasTone Telecom	4.1%
NGK Spark Plug	4.1
CCL Industries	3.2
Melco International	2.5
Seven Bank	2.5
Beadell Resources	2.4
Regis Resources	1.3
Start Today	1.0

Columbia Acorn International Select

At a Glance

Total Net Assets of the Fund:
$355.8 million

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International Select Class Z Shares

November 23, 1998 (Fund inception) through December 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2013

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	1.97%	14.75%	15.24%	10.90%	9.91%
Class A (10/16/00 inception)
without sales charge	1.86	14.42	14.83	10.54	9.55
with sales charge	-4.00	7.85	13.48	9.89	9.12
S&P Developed Ex-U.S. Between $2B and $10B Index*	4.42	21.70	15.27	8.90	8.08

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.26% for Class Z shares and 1.51% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/13

Top 10 Holdings

as a percentage of net assets, as of 12/31/13

1.	Ascendas REIT (Singapore) Industrial Property Landlord	4.7%
2.	Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	4.3%
3.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	4.1%
4.	NGK Spark Plug (Japan) Automobile Parts	4.1%
5.	Rinnai (Japan) Gas Appliances for Household & Commercial Use	3.6%
6.	Neopost (France) Postage Meter Machines	3.3%
7.	CCL Industries (Canada) Largest Global Label Converter	3.2%
8.	Archipelago Resources (Indonesia)† Gold Mining Projects in Indonesia, Vietnam & Philippines	3.2%
9.	Babcock International (United Kingdom) Public Sector Outsourcer	3.0%
10.	IAG (Australia) General Insurance Provider	2.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

†Includes both stock and option.

Columbia Acorn Select

In a Nutshell

Robert A. Chalupnik Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn Select Class Z shares outperformed for both the fourth quarter of 2013 and the year. The Fund's fourth quarter gain of 9.64% topped the 8.33% return of its primary benchmark, the S&P MidCap 400 Index. For the annual period, the Fund gained 34.16% versus a 33.50% gain for the benchmark. It is pleasing to end the year with performance above benchmark following a weak first quarter. Several holdings that underperformed in early 2013 recovered nicely as the year progressed, and some new positions in the Fund got off to a strong start, contributing to gains.

A top contributor for the year and quarter was insurance provider CNO Financial Group. Its stock was up 91% for the year and 23% in the fourth quarter. The company continued to make progress toward its goal of 9% return on equity (ROE) by the end of 2015. While up only 3% in the fourth quarter, offshore business process outsourcing services provider WNS had an annual gain of 110%, making it the best performing stock in the Fund for 2013. Its stock continues to benefit from growth in new business and price-to-earnings multiple expansion.

Rebounding from a third quarter lag, car rental company Hertz gained 29% in the fourth quarter and ended the year up 75%. Lower fleet costs and higher pricing and utilization drove earnings growth. Its stock also got a boost on the last day of the year, rising 10% after the company adopted a shareholder rights plan in response to unusual and substantial trading of its stock. We took the opportunity to capture gains during this rally and trimmed the Fund's position just after the quarter end. South American oil producer Canacol ended the year up 109%, gaining 57% in the fourth quarter, as investors responded favorably to its solid production and successful well results.

The largest detractor to returns for the year was gold miner Kirkland Lake Gold. Its stock fell along with gold prices, declining 63% for the year and 19% in the fourth quarter. We sold out of the stock in the quarter due to concerns about the impact a long period of lower gold prices could have on the company. This sale also reduced the Fund's exposure to riskier micro-cap names. We have been reducing this exposure across the portfolio since 2011. Rather than invest in such companies, we have tried to emphasize more of CWAM's "best ideas." While "best ideas" do not dominate the portfolio, they do represent a significant percentage of the Fund's holdings.

Petrodorado Energy, an oil and gas exploration and production company operating in Colombia, Peru and Paraguay, was also a detractor during 2013, as it was off 73% for the year and fell 15% in the fourth quarter. The company hit oil in Colombia, but concerns remained as to whether the well would be commercially viable.

During the fourth quarter, the Fund added three new names to the portfolio. Antero Resources is an oil and gas producer drilling in the Marcellus and Utica shale found in the Appalachian Basin states. Self storage facilities real estate investment trust (REIT) Extra Space Storage was added to replace Biomed Realty Trust, a life science-focused REIT. We view Extra Space Storage as a better-quality name with higher expected returns. The third addition was Informatica, a developer of enterprise data integration software. We consider Informatica a well-managed company positioned to benefit from increasing sources and uses of data.

In addition to Kirkland Lake Gold and Biomed Realty Trust, we sold communications towers owner Crown Castle International. Within the same industry, we prefer SBA Communications at current valuations.

The U.S. stock market, as defined by the S&P 500 Index, ended the year at an all-time high and was 18% above the prior high set on October 9, 2007. Although no one can predict how the stock market will perform in 2014, we believe there are encouraging signs that the U.S. economy could continue to improve. Also, over a longer time period, it seems likely that the U.S. manufacturing base will benefit from cheaper natural gas, reasonable electricity rates and stable unit labor rates relative to increasing unit labor rates in other regions of the world. This view is reflected in the Fund's overweight position in the industrials sector.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/13

Hertz	4.7%
CNO Financial Group	4.3
WNS	4.0
SBA Communications	3.4
Canacol	2.8
Informatica	1.1
Extra Space Storage	1.1
Antero Resources	0.4
Petrodorado Energy	0.1

Columbia Acorn Select

At a Glance

Total Net Assets of the Fund:
$861.5 million

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Select Class Z Shares

November 23, 1998 (Fund inception) through December 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2013

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	9.64%	34.16%	21.83%	8.91%	10.82%
Class A (10/16/00 inception)
without sales charge	9.56	33.77	21.46	8.59	10.47
with sales charge	3.25	26.07	20.03	7.95	10.04
S&P MidCap 400 Index*	8.33	33.50	21.89	10.36	10.67

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.07% for Class Z shares and 1.35% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/
appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/13

Top 10 Holdings

as a percentage of net assets, as of 12/31/13

1.	Ametek Aerospace/Industrial Instruments	6.1%
2.	Hertz Largest U.S. Rental Car Operator	4.7%
3.	Discover Financial Services Credit Card Company	4.4%
4.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.3%
5.	Donaldson Industrial Air Filtration	4.2%
6.	WNS - ADR (India) Offshore Business Process Outsourcing Services	4.0%
7.	Amphenol Electronic Connectors	3.8%
8.	SBA Communications Communications Towers	3.4%
9.	City National Bank & Asset Manager	3.1%
10.	Kennametal Consumable Cutting Tools	3.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid Lead Portfolio Manager

Christopher J. Olson*
Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

* Effective January 1, 2014, Christopher J. Olson was named co-portfolio manager of Columbia Thermostat Fund. Mr. Olson is also lead portfolio manager of Columbia Acorn International Select, a position he has held since 2001. Performance information provided in this report is for the period ended December 31, 2013, and was achieved by the portfolio management in place through that date.

Columbia Thermostat Fund Class Z shares ended the fourth quarter of 2013 up 1.95%. This compares to a 10.51% return for the Fund's primary equity benchmark, the S&P 500 Index, and a 0.14% decline for its primary debt benchmark, the Barclays U.S. Aggregate Bond Index. For the annual period, Columbia Thermostat Fund was up 9.30% versus a 32.39% gain for the S&P 500 Index and a fall of 2.02% in the Barclays U.S. Aggregate Bond Index. The Fund's 50/50 Blended Benchmark, which offers an equally weighted custom composite of the Fund's primary equity and primary debt benchmarks, gained 5.10% in the fourth quarter and 14.08% for the year.

The weighted average gain for the Fund's equity portfolio was 8.95% for the fourth quarter and 31.70% for the year. Columbia Large Cap Enhanced Core Fund led fourth quarter gains, rising 12.01%. Columbia Select Large Cap Growth Fund was the equity fund leader for the year, gaining 44.56%.

The bond portion of the Fund had a weighted average gain of just over 1% for both the fourth quarter and the year. Columbia Income Opportunities Fund was the strongest contributor for both periods, up 3.06% for the quarter and 5.11% for the year.

The Fund hit three reallocation triggers in October, decreasing stock fund exposure each time as the equity markets continued to surge. Columbia Thermostat Fund moved to its minimum 10% weighting in stock funds after the S&P 500 surpassed 1,750 and remained at this level through year end. The Fund is poised to buy equities should the S&P 500 close below 1,750, given its current prospectus allocation table.

As we've mentioned in recent reports, Columbia Thermostat Fund is designed to work best in a range-bound equity market, selling stock funds on strength and buying on weakness. The rally in the stock market has left the Fund dominated by bond funds. It offers good protection against a stock market correction and an automatic addition to equity holdings should a correction occur. Columbia Thermostat Fund was dominated by stock funds from October 2008 to July 2009, and maintaining the allocation table ultimately served shareholders very well. As required by the Fund's prospectus, we are conducting the annual review of the current allocation table and, should we decide to change it based on the performance of the underlying funds, market conditions or other reasons, shareholders will be notified by a prospectus update and a discussion in the following shareholder report.

Results of the Funds Owned in Columbia Thermostat Fund

as of December 31, 2013

Stock Funds

Fund	Weightings in category	4th quarter	1 year
Columbia Acorn International, Class I	20%	6.14%	22.43%
Columbia Dividend Income Fund, Class I	20%	9.30%	28.86%
Columbia Acorn Fund, Class I	15%	7.32%	30.99%
Columbia Contrarian Core Fund, Class I	15%	10.59%	35.99%
Columbia Acorn Select, Class I	10%	9.69%	34.31%
Columbia Large Cap Enhanced Core Fund, Class I	10%	12.01%	35.26%
Columbia Select Large Cap Growth Fund, Class I	10%	10.04%	44.56%
Weighted Average Equity Gain	100%	8.95%	31.70%

Bond Funds

Fund	Weightings in category	4th quarter	1 year
Columbia Short Term Bond Fund, Class I	40%	0.31%	0.63%
Columbia Intermediate Bond Fund, Class I	30%	0.14%	-2.20%
Columbia Income Opportunities Fund, Class I	30%	3.06%	5.11%
Weighted Average Income Gain	100%	1.08%	1.11%

Columbia Thermostat Fund Rebalancing in the Fourth Quarter

October 4, 2013	20% stocks, 80% bonds
October 14, 2013	15% stocks, 85% bonds
October 23, 2013	10% stocks, 90% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return.

The Fund's investments in the underlying funds may also present certain risks, including the following. Investments made by underlying funds in foreign securities, particularly those in emerging markets countries, are subject to special risks, including but not limited to a greater degree of social, political and economic volatility than is associated with domestic investments, as well as the risks associated with any differences in financial standards, including foreign taxation. Investments by the underlying funds in small- and mid-cap companies, as well as in restricted securities, pose special risks, including illiquidity and price volatility. Underlying funds that concentrate their investments in a single industry sector, such as technology or healthcare, are subject to the risk that companies in the same sector may be similarly affected by economic or market downturns. Risks associated with investments in bond funds include credit risk, interest rate risk, and prepayment and extension risk. Debt securities with the lowest investment grade ratings and unrated securities of comparable quality are more speculative than securities with higher ratings and may experience greater price fluctuations. These securities also tend to be more sensitive to credit risk than higher-rated securities. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund

At a Glance

Total Net Assets of the Fund:
$1.3 billion

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Thermostat Fund Class Z Shares

September 25, 2002 (Fund inception) through December 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2013

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	1.95%	9.30%	15.18%	6.91%	8.21%
Class A (3/3/03 inception)
without sales charge	1.88	9.07	14.89	6.65	7.93
with sales charge	-3.96	2.81	13.55	6.02	7.37
S&P 500 Index*	10.51	32.39	17.94	7.41	9.70
Barclays U.S. Aggregate Bond Index*	-0.14	-2.02	4.44	4.55	4.56

Results for other share classes can be found on Page 2.

*The Fund's primary benchmarks. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 0.85% for Class Z shares and 1.10% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/ appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 12/31/13

Portfolio Weightings

as a percentage of assets in each investment category, as of 12/31/13

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%
Columbia Income Opportunities Fund, Class I	30%
Columbia Intermediate Bond Fund, Class I	30%

Columbia Acorn Emerging Markets Fund

In a Nutshell

Fritz G. Kaegi Lead Portfolio Manager	Stephen Kusmierczak Lead Portfolio Manager

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn Emerging Markets Fund Class Z shares gained 7.13% in the fourth quarter of 2013, outperforming the 2.71% gain of the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B Index. For the year, the Fund was up 11.92%, which beat the benchmark's gain of 0.67% by a significant 1,125 basis points. In a period of increasing volatility in emerging markets stocks, the Fund has continued to widen its outperformance versus the benchmark. Since its inception in August 2011, the Fund has returned an annualized gain of 14.00% compared to the benchmark's 3.91% return, or about 10 percentage points of outperformance.

The Fund's largest gainer in percentage terms for the fourth quarter was 58.com, a Chinese online classified ad service provider similar to Craigslist. The stock was a new purchase in the quarter, and jumped 132% following strong growth in local business advertising. Building on its robust performance for the year, Russian electronic payments operator QIWI gained 85% in the quarter and 246% for the year, making it the Fund's best performer. QIWI is benefitting from growing payment volumes, expected growth in Russian e-commerce, the return of cash to shareholders through special dividends, and broader investor recognition of this quality business model. Cable and Wireless is the leading telecommunication services provider in the Caribbean. Speculation that the company may be acquired drove the stock up 49% in the fourth quarter, ending the year with a 55% gain. PC Home is a Taiwanese Internet electronics retailer. Its stock gained 41% in the fourth quarter and ended the year up 68% following regulatory changes to ease restrictions on online payment systems. Macau casino company Melco International continued to be a solid performer, up 37% this quarter and 208% for the year, making it the Fund's second largest percentage gainer in 2013.

The largest percentage detractor in the fourth quarter was South African retailer Massmart Holdings, which was down 26%. Massmart suffered from a weak retail backdrop, a depreciating rand, and especially poor execution in its general merchandise business. The stock's 44% decline in 2013 made it the third worst performer for the year. Chipbond is a Taiwanese company providing chip packaging services for the integrated circuit industry. The stock fell 24% in the fourth quarter and was off 30% for the year following aggressive pricing by a new entrant into the industry. We have since exited the position. Empresas Hites is a mass retailer in Chile that has continued to disappoint operationally, causing a 22% decline in the quarter and a 40% drop for the year. Ace Indonesia is the leading home improvement retailer in Indonesia. The stock fell 21% in the fourth quarter on concerns over margin compression due to the weakening rupiah, as 80% of its products sold are imported. Also, a potential law would require a high level of local content in products sold, further dampening sentiment. Ace was the worst performing holding for the year, dropping 47%. Another retailer, Robinson's Department Store, rounded out the worst three performers for the year. The Thai department store fell 45% in 2013 on growing political unrest and the devaluation of the baht.

Companies and their stocks cannot be entirely insulated from the economies in which they operate. Expected monetary tightening in the United States along with rising political uncertainty in many emerging markets such as India, Thailand and Turkey has caused sharp declines in currencies and stock prices. We generally don't believe that we are better predictors of these crises than other investors, but we do try to be prepared for them in how we select companies for the portfolio. We believe that owning businesses with solid business models, robust balance sheets, debt denominated primarily in local currencies, strong free cash flows and limited or even negative working capital, should make the portfolio more resilient when macro headwinds accelerate. As we have said in earlier communications to you, our expectation is that the Fund should outperform its benchmark in declining markets. We are glad to report that we have achieved this objective so far.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/13

Melco International	3.0%
QIWI	1.7
Cable and Wireless	1.6
Robinson's Department Store	1.3
Massmart Holdings	1.2
PC Home	1.2
Ace Indonesia	1.0
Empresas Hites	0.7
58.com	0.6

Columbia Acorn Emerging Markets Fund

At a Glance

Total Net Assets of the Fund:
$414.7 million

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets Fund Class Z Shares

August 19, 2011 (Fund inception) through December 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2013

	4th quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	7.13%	11.92%	14.00%
Class A (8/19/11 inception)
without sales charge	7.02	11.73	13.64
with sales charge	0.84	5.34	10.83
S&P Emerging Markets Between $500M and $5B Index*	2.71	0.67	3.91

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.60% for Class Z shares and 1.85% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 12/31/13

Top 10 Holdings

as a percentage of net assets, as of 12/31/13

1.	Melco International (Hong Kong) Macau Casino Operator	3.0%
2.	Coronation Fund Managers (South Africa) South African Fund Manager	2.7%
3.	Melco Crown Resorts (Philippines) Integrated Resort Operator in Manila	2.6%
4.	Halyk Savings Bank of Kazakhstan - GDR (Kazakhstan) Largest Retail Bank & Insurer in Kazakhstan	2.2%
5.	Vacon (Finland) Leading Independent Manufacturer of Variable Speed Alternating Current Drives	2.1%
6.	Yandex (Russia) Search Engine for Russian & Turkish Languages	2.0%
7.	MNC Skyvision (Indonesia) Largest Satellite Pay TV Operator in Indonesia	2.0%
8.	Sa Sa International (Hong Kong) Cosmetics Retailer	1.9%
9.	Nagacorp (Cambodia) Casino/Entertainment Complex in Cambodia	1.9%
10.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn European Fund

In a Nutshell

Andreas Waldburg-Wolfegg Lead Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn European Fund Class Z shares gained 33.98% in 2013, trailing its primary benchmark, the S&P Europe Between $500M and $5B Index, by 3.22%. For the second half of the year, the Fund had a 24.66% gain versus the benchmark at 28.88%, while the fourth quarter was the strongest quarter of the year for the Fund, as it returned 11.28% versus the benchmark's 10.40% gain.

The second half of 2013 was led by further decline in interest rates in the Mediterranean, most notably in Spain and Italy, and less so in Portugal. Some progress has been made in the reduction of public debt, and most bond offerings by the Italian and Spanish governments were well subscribed, even if Greece's access to the capital markets remains shut. This notwithstanding, unemployment, especially among the young, remains stubbornly high across all four nations, while European partners continue to insist on a continuation of the region's austerity policies.

Both detractors and contributors to Fund performance can best be explained by individual stocks, but over and underweights on a sector and country basis did help overall. The best call in 2013 was made by our firm's energy analyst, Bill Doyle. He suggested that we underweight the energy sector, allocating a mere 66% of the benchmark's weight, and proceeded to pick some excellent stocks. The sector, up 2% in the benchmark, returned among the lowest in our universe, but Bill's stocks were up almost 25% in 2013 in the Fund.

In software and services, the Fund's overweight (more than three times the benchmark) wasn't the result of an individual analyst's decision, instead it resulted from strong individual stock picks by most of the analysts working on the portfolio. The leader of the segment in terms of performance was QIWI, the Russian electronic payments network, which more than tripled in the year, followed by another Russian company, search engine Yandex, which more than doubled in the course of the year. Detractors in this segment included Telecity, a UK data center provider. Its stock struggled as the UK stock market worried about overcapacity, a worry we don't share. Also among the detractors was AVEVA, a UK company that makes software for the digitalization of construction plans used mainly by the oil, gas and marine industries.

In the retailing industry, UK online grocer Ocado, up five times in the year, was all the rage on the stock market following its agreement to manage the online operations for Morrison's, the UK's third largest grocer. Ocado's strength fueled the Fund's retail industry performance as a whole, making it the second strongest industry in the Fund for the year, though some other retail names were less successful. Listed in Hong Kong, L'Occitane International, a skin care and cosmetics manufacturer, fell 26% in 2013. Sales were weak in its key Japanese market and the company announced a drop in revenues. Against this backdrop, management's decision to continue to invest in expansion did not go over well with investors. We started selling the stock in the third quarter and exited the position completely in the fourth quarter.

2014 will no doubt bring more challenges to the macro front across Europe. News reports suggest that the French president is more interested in his personal life than in the running of his severely damaged economy, while over in the United Kingdom the former stockbroker Nigel Farage and his UK Independence Party (UKIP) have shown a meteoric rise among the electorate. The Irish Republic has been praised for the speed at which it has addressed its banking crisis. The Grand Coalition in Germany in the meantime took the better part of a quarter to negotiate its Coalition Agreement and the result has been criticized as a lukewarm, and in all likelihood ineffective, document. It's a mixed bag, economically, and we expect the fringe parties in the United Kingdom, France and Italy to show strength in the elections to the European Parliament in May. While the macroeconomic and political scene doesn't look very rosy, we are excited about continuing our search for strong companies whose stock is trading at attractive multiples.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the inside front cover of this report.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/13

Ocado	2.3%
QIWI	1.8
Yandex	1.7
Telecity	1.6
AVEVA	0.9

Columbia Acorn
European Fund

At a Glance

Total Net Assets of the Fund:
$26.7 million

Performance data shown in the table and graph below represent past performance, do not guarantee future results, assume reinvestment of dividends and distributions and do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflect fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiamanagement.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn European Fund Class Z Shares

August 19, 2011 (Fund inception) through December 31, 2013

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2013

	4th quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	11.28%	33.98%	22.04%
Class A (8/19/11 inception)
without sales charge	11.23	33.64	21.72
with sales charge	4.85	25.93	18.72
S&P Europe Between $500M and $5B Index*	10.40	37.20	23.00

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2013, prospectus, the Fund's annual operating expense ratio is 1.50% for Class Z shares and 1.75% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 12/31/13

Top 10 Holdings

as a percentage of net assets, as of 12/31/13

1.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	2.7%
2.	Gemalto (France) Digital Security Solutions	2.4%
3.	Spirax Sarco (United Kingdom) Steam Systems for Manufacturing & Process Industries	2.4%
4.	Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	2.3%
5.	Ocado (United Kingdom) Leading Online Grocery Retailer	2.3%
6.	Neopost (France) Postage Meter Machines	2.2%
7.	Assura (United Kingdom) UK Primary Health Care Property Developer	2.1%
8.	Vacon (Finland) Leading Independent Manufacturer of Variable Speed Alternating Current Drives	2.0%
9.	Aurelius (Germany) European Turnaround Investor	2.0%
10.	Partners Group (Switzerland) Private Markets Asset Management	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/13	12/31/13
Purchases
Information
Belden	0	370,000
Ellie Mae	0	764,495
Globalstar	22,100,000	25,500,000
InContact	3,200,000	3,740,596
Infinera	1,925,000	2,365,000
Informatica	4,500,000	5,500,000
Pandora Media	2,555,000	2,855,000
Rogers	400,000	570,000
Semtech	360,000	560,000
Solera Holdings	697,000	860,000
Tangoe	1,725,971	2,100,000
Towerstream	3,000,000	3,319,900
Industrial Goods & Services
Airgas	405,841	535,000
Boise Cascade	0	930,000
Dorman Products	0	550,000
Middleby	247,000	281,400
PGT	0	738,564
WABCO Holdings	750,000	1,109,000
Consumer Goods & Services
B&G Foods	1,325,000	1,624,000
Blackhawk Network	800,000	900,000
Burlington Stores	0	1,130,047
Casey's General Stores	754,000	1,439,000
Chegg	0	765,000
Fiesta Restaurant Group	625,000	765,000
Gaiam	1,371,366	1,500,000
Groupon	0	7,000,000
Hertz	4,600,000	4,700,000
Prestige Brands Holdings	0	1,288,000
Select Comfort	1,100,000	1,400,000
United Natural Foods	250,000	427,770
Zulily	0	146,000
Finance
Brown & Brown	1,500,000	1,650,000
Coronation Fund Managers	0	387,130
Hudson Valley	811,295	843,000
Protective Life	0	675,000
Health Care
Alnylam Pharmaceuticals	908,681	1,404,000
Celldex Therapeutics	0	1,240,000
Medidata Solutions	0	350,000
Sarepta Therapeutics	1,040,000	2,050,000
Techne	383,212	580,000
	Number of Shares
	9/30/13	12/31/13
Energy & Minerals
Bill Barrett Corporation	1,550,834	1,861,000
Carrizo Oil & Gas	181,160	550,000
Chart Industries	268,000	698,000
Clayton Williams	0	141,000
DeeThree Exploration	797,647	1,400,000
Forum Energy Technology	0	530,000
Hornbeck Offshore	661,000	1,208,000
Pacific Rubiales Energy	2,160,000	2,200,000
Petroamerica Oil	20,000,000	35,000,000
Petromanas	37,500,000	51,359,500
WPX Energy	0	2,868,000
Other Industries
AMERCO	0	45,000
Gaming & Leisure Properties	0	407,000
Kite Realty Group	4,000,000	6,250,000
RE/MAX	0	400,000
Terreno Realty	1,550,000	2,020,931

See accompanying notes to financial statements.

	Number of Shares
	9/30/13	12/31/13
Sales
Information
Bally Technologies	3,537,000	3,105,000
Bazaarvoice	1,700,000	0
Blackbaud	900,000	700,000
Concur Technologies	700,000	630,000
Constant Contact	1,200,000	0
Crown Castle International	3,800,000	1,700,000
DemandWare	1,100,000	1,000,000
Far EasTone Telecom	9,662,000	0
Finisar	2,025,000	1,538,000
Hackett Group	3,849,207	3,274,000
Hexagon	4,162,000	3,727,001
iGATE	4,500,000	4,150,000
II-VI	4,550,000	3,640,000
IMAX	1,100,000	800,000
Mettler-Toledo International	1,600,000	1,475,000
Micros Systems	2,700,000	2,530,000
Monolithic Power Systems	1,240,000	820,000
ON Semiconductor	2,430,000	0
RealPage	2,000,000	1,550,000
Stratasys	310,000	267,000
Telecity	1,100,000	0
Tree.com	100,000	0
TripAdvisor	1,325,000	1,150,000
Virtusa	2,125,000	1,985,000
Webgroup.com	801,748	0
Windstream	3,500,000	1,500,000
Zebra Technologies	1,365,000	1,105,000
Industrial Goods & Services
Aalberts Industries	2,747,253	2,500,000
Acorn Energy	1,520,957	1,161,957
Ametek	9,900,000	9,270,000
Chicago Bridge & Iron	2,680,000	2,400,000
Drew Industries	1,880,000	1,780,000
Generac	3,200,000	3,113,000
LKQ	2,700,000	2,405,000
Mobile Mini	1,600,000	1,400,000
Pall	1,660,000	1,405,000
TrueBlue	70,313	0
Consumer Goods & Services
Abercrombie & Fitch	725,000	0
Choice Hotels	1,893,000	1,840,000
Deckers Outdoor	710,000	0
Five Below	450,000	0
Helen of Troy	1,170,000	800,000
Jarden	472,500	0
Lifestyle International	17,000,000	15,354,000
Lifetime Fitness	2,280,000	1,969,000
	Number of Shares
	9/30/13	12/31/13
Melco Crown Entertainment - ADR	2,500,000	2,350,000
PVH	1,296,000	1,231,000
Restoration Hardware Holdings	474,000	314,000
Ryman Hospitality Properties	2,030,000	1,120,000
Shutterfly	1,975,000	1,845,498
Steven Madden	600,000	0
Tile Shop Holdings	546,000	0
ULTA	1,385,000	1,160,000
Finance
Alliance Data Systems	550,000	530,000
BOK Financial	2,638,000	2,470,000
City National	1,348,000	1,153,000
First Commonwealth	2,500,000	943,049
Green Dot	100,000	0
H & E Equipment Services	3,382,621	2,508,816
SVB Financial Group	985,000	935,000
World Acceptance	945,000	850,000
Heath Care
Akorn	6,312,644	5,417,981
ARIAD Pharmaceuticals	4,000,000	0
BioMarin Pharmaceutical	1,954,268	1,725,000
Coronado Biosciences	1,370,000	0
Haemonetics	429,290	0
HealthSouth	2,650,000	2,100,000
Mednax	1,330,000	406,551
NPS Pharmaceuticals	3,283,000	2,635,000
Ophthotech	187,909	0
Seattle Genetics	5,590,000	4,972,000
Energy & Minerals
Atwood Oceanics	2,400,000	2,180,000
Duluth Metals	7,500,000	7,025,500
FMC Technologies	4,635,000	3,858,000
Fugro	1,031,106	402,555
GT Advanced Technologies	2,000,000	0
Gulfmark Offshore	511,000	88,000
Mongolian Mining	13,459,000	0
Pan Orient	1,198,100	741,089
Superior Energy Services	1,150,000	0
Tullow Oil	850,000	735,000
Turquoise Hill Resources	1,150,000	0
Other Industries
Associated Estates Realty	3,000,000	2,075,000
Mapletree Logistics Trust	33,000,000	24,284,000
Pepco Holdings	2,200,000	0

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, December 31, 2013

Number of Shares		Value
		Equities: 97.4%
Information 26.4%
	> Business Software 6.4%
5,500,000	Informatica (a)(b)	$228,250,000
	Enterprise Data Integration Software
2,350,000	Ansys (a)	204,920,000
	Simulation Software for Engineers & Designers
2,530,000	Micros Systems (a)	145,146,100
	Information Systems for Hotels, Restaurants & Retailers
3,727,001	Hexagon (Sweden)	117,893,422
	Design, Measurement & Visualization Software & Equipment
800,000	Tyler Technologies (a)	81,704,000
	Financial, Tax, Court & Document Management Systems for Local Governments
630,000	Concur Technologies (a)	65,003,400
	Web Enabled Cost & Expense Management Software
1,000,000	DemandWare (a)	64,120,000
	eCommerce Website Platform for Retailers & Apparel Manufacturers
860,000	Solera Holdings	60,853,600
	Software for Automotive Insurance Claims Processing
900,000	SPS Commerce (a)(b)	58,770,000
	Supply Chain Management Software Delivered via the Web
550,000	NetSuite (a)	56,661,000
	End to End IT Systems Solution Delivered Over the Web
750,000	Jack Henry & Associates	44,407,500
	IT Systems & Outsourced IT Solutions for Financial Institutions
700,000	Red Hat (a)	39,228,000
	Maintenance & Support for Opensource Operating System & Middleware
2,100,000	Tangoe (a)(b)(c)	37,821,000
	Software Solution for Managing Communication Expense & Devices
1,550,000	RealPage (a)	36,239,000
	Software for Managing Rental Properties Delivered via the Web
3,740,596	InContact (a)(b)	29,214,055
	Call Center Systems Delivered Via the Web & Telco Services
700,000	Blackbaud	26,355,000
	Software & Services for Non-profits
610,000	Envestnet (a)	24,583,000
	Technology Platform for Investment Advisors
764,495	Ellie Mae (a)	20,541,980
	Software for Managing & Network for Facilitating Mortgage Origination
610,000	E2Open (a)	14,585,100
	Supply Chain Management Software & Supplier/Partner Network
1,000,000	Exa (a)(b)	13,260,000
	Simulation Software
		1,369,556,157
Number of Shares		Value
	> Instrumentation 2.9%
1,475,000	Mettler-Toledo International (a)	$357,820,250
	Laboratory Equipment
4,070,000	Trimble Navigation (a)	141,229,000
	GPS-based Instruments
1,620,000	IPG Photonics (a)(c)	125,728,200
	Fiber Lasers
		624,777,450
	> Computer Hardware & Related Equipment 2.7%
3,415,000	Amphenol	304,549,700
	Electronic Connectors
3,640,000	II-VI (a)(b)	64,064,000
	Laser Optics & Specialty Materials
1,105,000	Zebra Technologies (a)	59,758,400
	Bar Code Printers
267,000	Stratasys (a)	35,964,900
	Rapid Prototyping & Direct Digital Manufacturing Systems
570,000	Rogers (a)	35,055,000
	Printed Circuit Materials & High-performance Foams
280,000	Gemalto (France)	30,815,530
	Digital Security Solutions
900,000	Netgear (a)	29,646,000
	Networking Products for Small Business & Home
370,000	Belden	26,066,500
	Specialty Cable
		585,920,030
	> Mobile Communications 2.2%
3,400,000	SBA Communications (a)	305,456,000
	Communications Towers
1,700,000	Crown Castle International (a)	124,831,000
	Communications Towers
25,500,000	Globalstar (a)(b)(c)	44,625,000
	Satellite Mobile Voice & Data Carrier
		474,912,000
	> Computer Services 2.1%
4,150,000	iGATE (a)(b)	166,664,000
	IT & Business Process Outsourcing Services
1,985,000	Virtusa (a)(b)	75,608,650
	Offshore IT Outsourcing
3,419,000	Genpact (a)	62,807,030
	Business Process Outsourcing
1,618,000	ExlService Holdings (a)	44,689,160
	Business Process Outsourcing
2,000,000	WNS - ADR (India) (a)	43,820,000
	Offshore Business Process Outsourcing Services
373,000	Syntel	33,924,350
	Offshore I/T Services
3,274,000	Hackett Group (b)	20,331,540
	IT Integration & Best Practice Research
		447,844,730

See accompanying notes to financial statements.

Number of Shares		Value
	> Telephone & Data Services 2.0%
9,500,000	tw telecom (a)(b)	$289,465,000
	Fiber Optic Telephone/Data Services
2,200,000	Cogent Communications	88,902,000
	Internet Data Pipelines
1,500,000	General Communications (a)	16,725,000
	Commercial Communication & Consumer CATV, Web & Phone in Alaska
2,500,000	Boingo Wireless (a)(b)	16,025,000
	Wholesale & Retail Wi-Fi Networks
1,500,000	Windstream (c)	11,970,000
	Business & Rural Telecommunication Services
3,319,900	Towerstream (a)(b)(c)	9,826,904
	High Speed Wireless, Rooftop Antenna Space & Wi-Fi Offload
		432,913,904
	> Internet Related 1.3%
1,150,000	TripAdvisor (a)	95,254,500
	Online Travel Research
2,855,000	Pandora Media (a)	75,943,000
	Streaming Music
1,344,707	RetailMeNot (a)	38,714,115
	Digital Coupon Marketplace
727,000	Yandex (Russia) (a)	31,370,050
	Search Engine for Russian & Turkish Languages
175,000	Equinix (a)	31,053,750
	Network Neutral Data Centers
		272,335,415
	> Business Information & Marketing Services 1.2%
1,900,000	Verisk Analytics (a)	124,868,000
	Risk & Decision Analytics
4,025,000	Navigant Consulting (a)(b)	77,280,000
	Financial Consulting Firm
2,561,123	RPX (a)	43,282,979
	Patent Aggregation & Defensive Patent Consulting
200,000	Bankrate (a)	3,588,000
	Internet Advertising for the Insurance, Credit Card & Banking Markets
		249,018,979
	> Gaming Equipment & Services 1.1%
3,105,000	Bally Technologies (a)(b)	243,587,250
	Slot Machines & Software
	> Semiconductors & Related Equipment 0.9%
5,390,000	Atmel (a)	42,203,700
	Microcontrollers, Radio Frequency & Memory Semiconductors
420,000	Littelfuse	39,030,600
	Little Fuses
469,000	Cree (a)	29,345,330
	LED Lighting, Components & Chips
820,000	Monolithic Power Systems (a)	28,421,200
	High Performance Analog & Mixed Signal Integrated Circuits
Number of Shares		Value
400,000	Hittite Microwave (a)	$24,692,000
	Radio Frequency, Microwave & Millimeterwave Semiconductors
615,000	Ultratech (a)	17,835,000
	Semiconductor Equipment
560,000	Semtech (a)	14,156,800
	Analog Semiconductors
		195,684,630
	> Telecommunications Equipment 0.8%
640,000	F5 Networks (a)	58,150,400
	Internet Traffic Management Equipment
1,538,000	Finisar (a)	36,788,960
	Optical Subsystems & Components
2,030,000	Ixia (a)	27,019,300
	Telecom Network Test Equipment
910,000	CalAmp (a)	25,452,700
	Machine to Machine Communications
2,365,000	Infinera (a)	23,129,700
	Optical Networking Equipment
		170,541,060
	> Financial Processors 0.8%
1,700,000	Global Payments	110,483,000
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	28,832,945
	Singapore Equity & Derivatives Market Operator
900,000	Liquidity Services (a)(c)	20,394,000
	E-Auctions for Surplus & Salvage Goods
		159,709,945
	> Electronics Distribution 0.7%
3,125,000	Avnet	137,843,750
	Electronic Components Distribution
	> Contract Manufacturing 0.5%
3,800,000	Sanmina-SCI (a)	63,460,000
	Electronic Manufacturing Services
960,000	Plexus (a)	41,558,400
	Electronic Manufacturing Services
		105,018,400
	> CATV 0.5%
800,000	Liberty Global Series A (a)	71,192,000
	Cable TV Franchises Outside the U.S.
400,000	Discovery Series C (a)	33,544,000
	Cable TV Programming
		104,736,000
	> Advertising 0.2%
1,000,000	Lamar Advertising (a)	52,250,000
	Outdoor Advertising
	> Entertainment Programming 0.1%
800,000	IMAX (Canada) (a)(c)	23,584,000
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
Information: Total		5,650,233,700

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value
Industrial Goods & Services 22.2%
	> Machinery 13.2%
9,270,000	Ametek	$488,250,900
	Aerospace/Industrial Instruments
8,400,000	Donaldson (b)	365,064,000
	Industrial Air Filtration
3,400,000	Nordson (b)	252,620,000
	Dispensing Systems for Adhesives & Coatings
3,230,000	Moog (a)(b)	219,446,200
	Motion Control Products for Aerospace, Defense & Industrial Markets
3,725,000	Kennametal	193,960,750
	Consumable Cutting Tools
3,113,000	Generac	176,320,320
	Standby Power Generators
3,828,750	HEICO (b)	161,266,950
	FAA Approved Aircraft Replacement Parts
1,405,000	Pall	119,916,750
	Life Science, Water & Industrial Filtration
2,185,000	Oshkosh Corporation	110,080,300
	Specialty Truck Manufacturer
1,109,000	WABCO Holdings (a)	103,591,690
	Truck & Bus Component Supplier
1,610,000	Toro	102,396,000
	Turf Maintenance Equipment
1,570,000	Clarcor	101,029,500
	Mobile Equipment & Industrial Filters
1,200,000	Wabtec	89,124,000
	Freight & Transit Component Supplier
2,300,000	ESCO Technologies (b)	78,798,000
	Automatic Electric Meter Readers
281,400	Middleby (a)	67,527,558
	Manufacturer of Cooking Equipment
435,000	Valmont Industries	64,867,200
	Center Pivot Irrigation Systems & Utility Poles
604,000	Neopost (France) (c)	46,609,173
	Postage Meter Machines
1,000,000	Polypore International (a)(c)	38,900,000
	Battery Separators & Filtration Media
550,000	Dorman Products (a)	30,838,500
	Aftermarket Auto Parts Distributor
10,000,000	Marel (Iceland)	11,543,636
	Largest Manufacturer of Poultry & Fish Processing Equipment
		2,822,151,427
	> Other Industrial Services 1.8%
1,800,000	Expeditors International of Washington	79,650,000
	International Freight Forwarder
2,405,000	LKQ (a)	79,124,500
	Alternative Auto Parts Distribution
1,500,000	Forward Air	65,865,000
	Freight Transportation Between Airports
Number of Shares		Value
1,400,000	Mobile Mini (a)	$57,652,000
	Portable Storage Units Leasing
1,375,000	KAR Auction Services	40,631,250
	Auto Auctions
2,400,000	CAE (Canada)	30,523,888
	Flight Simulator Equipment & Training Centers
700,000	Echo Global Logistics (a)	15,036,000
	Third Party Logistics
1,161,957	Acorn Energy (b)(c)	4,729,165
	Fiber Optic Oil Well Monitoring & Evaluation
		373,211,803
	> Construction 1.7%
2,400,000	Chicago Bridge & Iron	199,536,000
	Engineering & Construction for Liquefied Natural Gas & Petrochemicals
99,000	NVR (a)	101,574,990
	Homebuilder
930,000	Fortune Brands Home & Security	42,501,000
	Home Building Supplies & Small Locks
738,564	PGT (a)	7,474,268
	Wind Resistant Windows & Doors
		351,086,258
	> Industrial Materials & Specialty Chemicals 1.5%
1,780,000	Drew Industries (b)	91,136,000
	RV & Manufactured Home Components
1,000,000	FMC Corporation	75,460,000
	Niche Specialty Chemicals
1,288,000	Novozymes (Denmark)	54,405,429
	Industrial Enzymes
1,200,000	Polyone	42,420,000
	Intermediate Stage Chemicals Producer
2,218,700	Kansai Paint (Japan)	32,809,984
	Paint Producer in Japan, India, China & Southeast Asia
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	17,417,240
	Producer of Specialty Fertilizers, Lithium & Iodine
400,000	Owens-Illinois (a)	14,312,000
	Glass Packaging for Food & Beverages
		327,960,653
	> Industrial Distribution 1.5%
1,620,000	WESCO International (a)	147,533,400
	Industrial Distributor
2,320,000	MRC Global (a)	74,843,200
	Industrial Distributor
535,000	Airgas	59,839,750
	Industrial Gas Distributor
930,000	Boise Cascade (a)	27,416,400
	Wood Products Manufacturer & Distributor
965,000	Titan Machinery (a)(c)	17,196,300
	Agriculture & Construction Dealerships
		326,829,050

See accompanying notes to financial statements.

Number of Shares		Value
	> Electrical Components 1.1%
1,765,000	Acuity Brands	$192,949,800
	Commercial Lighting Fixtures
1,065,000	Thermon (a)	29,106,450
	Global Engineered Thermal Solutions
1,500,000	Ushio (Japan)	19,937,819
	Industrial Light Sources
		241,994,069
	> Outsourcing Services 0.7%
3,000,000	Quanta Services (a)	94,680,000
	Electrical & Telecom Construction Services
1,400,000	Insperity (b)	50,582,000
	Professional Employer Organization
		145,262,000
	> Conglomerates 0.4%
2,500,000	Aalberts Industries (Netherlands)	79,798,673
	Flow Control & Heat Treatment
	> Waste Management 0.3%
1,500,000	Waste Connections	65,445,000
	Solid Waste Management
Industrial Goods & Services: Total		4,733,738,933
Consumer Goods & Services 15.6%
	> Retail 4.2%
7,185,000	Pier 1 Imports (b)	165,829,800
	Home Furnishing Retailer
1,160,000	ULTA (a)	111,963,200
	Specialty Beauty Product Retailer
1,439,000	Casey's General Stores	101,089,750
	Owner/Operator of Convenience Stores
822,845	Fossil (a)	98,692,030
	Watch Designer & Retailer
1,675,000	Williams-Sonoma	97,619,000
	Home Goods & Furnishing Retailer
1,845,498	Shutterfly (a)	93,991,213
	Internet Photo-centric Retailer
1,050,000	DSW	44,866,500
	Branded Footwear Retailer
865,000	GameStop	42,609,900
	Video Game Specialty Retailer
1,000,000	Urban Outfitters (a)	37,100,000
	Multi-channel Apparel & Accessory Retailer
1,130,047	Burlington Stores (a)	36,161,504
	Off-price Apparel Retailer
1,000,000	Fifth & Pacific Companies (a)	32,070,000
	Global Lifestyle Brand
314,000	Restoration Hardware Holdings (a)	21,132,200
	Specialty Home Furnishing Retailer
852,000	Massmart Holdings (South Africa)	10,565,488
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
Number of Shares		Value
1,500,000	Gaiam (a)(b)	$9,930,000
	Healthy Living Catalogs & eCommerce, Non-theatrical Media
146,000	Zulily (a)	6,048,780
	eCommerce Retailer Offering Flash Sale Events
		909,669,365
	> Travel 3.4%
4,400,000	Avis Budget Group (a)	177,848,000
	Second Largest Car Rental Company
4,700,000	Hertz (a)	134,514,000
	Largest U.S. Rental Car Operator
1,430,000	Vail Resorts	107,578,900
	Ski Resort Operator & Developer
1,840,000	Choice Hotels	90,362,400
	Franchisor of Budget Hotel Brands
1,100,000	Expedia	76,626,000
	Online Travel Services Company
1,600,000	HomeAway (a)	65,408,000
	Vacation Rental Online Marketplace
1,120,000	Ryman Hospitality Properties (c)	46,793,600
	Convention Hotels
2,100,000	Localiza Rent A Car (Brazil)	29,622,973
	Car Rental
		728,753,873
	> Consumer Goods Distribution 1.7%
2,305,000	GNC Holdings	134,727,250
	Specialty Retailer of Health & Wellness Products
2,015,000	Pool	117,152,100
	Swimming Pool Supplies & Equipment Distributor
7,000,000	Groupon (a)	82,390,000
	Global Marketplace for Deals
427,770	United Natural Foods (a)	32,249,580
	Distributor of Natural/Organic Foods to Grocery Stores
		366,518,930
	> Casinos & Gaming 1.3%
2,350,000	Melco Crown Entertainment - ADR (Hong Kong) (a)	92,167,000
	Macau Casino Operator
20,000,000	Melco International (Hong Kong)	73,775,345
	Macau Casino Operator
12,000,000	MGM China Holdings (Hong Kong)	51,358,442
	Macau Casino Operator
40,000,000	Nagacorp (Cambodia)	42,252,799
	Casino/Entertainment Complex in Cambodia
850,000	Penn National Gaming (a)	12,180,500
	Regional Casino Operator
		271,734,086
	> Furniture & Textiles 1.0%
3,669,000	Knoll (b)	67,179,390
	Office Furniture

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value
	> Furniture & Textiles—continued
1,765,000	Herman Miller	$52,102,800
	Office Furniture
2,325,000	Interface	51,057,000
	Modular Carpet
812,360	Caesarstone (Israel)	40,349,921
	Quartz Countertops
		210,689,111
	> Apparel 0.9%
1,231,000	PVH	167,440,620
	Apparel Wholesaler & Retailer
2,620,000	Quiksilver (a)	22,977,400
	Action Sports Lifestyle Branded Apparel & Footwear
		190,418,020
	> Restaurants 0.9%
2,000,000	AFC Enterprises (a)(b)	77,000,000
	Popeye's Restaurants
968,000	Domino's Pizza	67,421,200
	Franchisor of Pizza Restaurants
765,000	Fiesta Restaurant Group (a)	39,963,600
	Owns/Operates Two Restaurant Chains: Pollo Tropical & Taco Cabana
		184,384,800
	> Other Consumer Services 0.7%
1,969,000	Lifetime Fitness (a)	92,543,000
	Sport & Fitness Club Operator
15,354,000	Lifestyle International (Hong Kong)	28,433,700
	Mid- to High-end Department Store Operator in Hong Kong & China
900,000	Blackhawk Network (a)(b)	22,734,000
	Third Party Distributer of Prepaid Content, Mostly Gift Cards
450,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	922,500
	Real Estate Services in China
		144,633,200
	> Food & Beverage 0.5%
1,624,000	B&G Foods	55,069,840
	Acquirer of Small Food Brands
2,886,552	Boulder Brands Inc (a)	45,780,715
	Healthy Food Products
1,665,270	GLG Life Tech (Canada) (a)(b)	783,841
	Producer of an All-natural Sweetener Extracted from the Stevia Plant
		101,634,396
	> Nondurables 0.4%
1,288,000	Prestige Brands Holdings (a)	46,110,400
	Household & Personal Care Products
800,000	Helen of Troy (a)	39,608,000
	Personal Care, Housewares, Healthcare & Home Environment Products
		85,718,400
	> Educational Services 0.3%
1,300,000	DeVry	46,150,000
	Post-secondary Degree Services
Number of Shares		Value
500,000	ITT Educational Services (a)(c)	$16,790,000
	Post-secondary Degree Services
765,000	Chegg (a)(c)	6,510,150
	Education Platform
		69,450,150
	> Other Durable Goods 0.3%
460,000	Cavco Industries (a)(b)	31,602,000
	Manufactured Homes
1,400,000	Select Comfort (a)	29,526,000
	Specialty Mattresses
		61,128,000
Consumer Goods & Services: Total		3,324,732,331
Finance 11.5%
	> Banks 4.1%
2,470,000	BOK Financial	163,810,400
	Tulsa Based Southwest. Bank
9,000,000	Associated Banc-Corp (b)	156,600,000
	Midwest Bank
935,000	SVB Financial Group (a)	98,044,100
	Bank to Venture Capitalists
2,860,000	MB Financial (b)	91,777,400
	Chicago Bank
1,153,000	City National	91,340,660
	Bank & Asset Manager
1,900,000	Hancock Holding	69,692,000
	Gulf Coast Bank
5,323,500	Valley National Bancorp (c)	53,873,820
	New Jersey/New York Bank
2,200,000	TCF Financial	35,750,000
	Great Lakes Bank
1,162,000	Sandy Spring Bancorp	32,756,780
	Baltimore & Washington, D.C. Bank
4,841,882	First Busey (b)	28,082,916
	Illinois Bank
843,000	Hudson Valley	17,155,050
	Metro New York City Bank
900,000	OFG Bancorp	15,606,000
	Puerto Rican Bank
2,136,500	TrustCo Bank	15,340,070
	New York State Bank
943,049	First Commonwealth	8,317,692
	Western Pennsylvania Bank
		878,146,888
	> Insurance 2.8%
8,900,000	CNO Financial Group	157,441,000
	Life, Long-term Care & Medical Supplement Insurance
833,000	Allied World Holdings	93,970,730
	Commercial Lines Insurance/ Reinsurance
2,625,000	Selective Insurance Group	71,032,500
	Commercial & Personal Lines Insurance
1,650,000	Brown & Brown	51,793,500
	Insurance Broker

See accompanying notes to financial statements.

Number of Shares		Value
	> Insurance—continued
1,100,000	HCC Insurance Holdings	$50,754,000
	Specialty Insurance
400,000	RLI	38,952,000
	Specialty Insurance
250,000	Enstar Group (a)	34,727,500
	Insurance/Reinsurance & Related Services
675,000	Protective Life	34,195,500
	Life Insurance
500,000	The Hanover Insurance Group	29,855,000
	Commercial & Personal Lines Insurance
10,837,000	Rand Merchant Insurance (South Africa)	28,378,599
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
		591,100,329
	> Brokerage & Money Management 1.8%
7,275,000	SEI Investments	252,660,750
	Mutual Fund Administration & Investment Management
3,052,000	Eaton Vance	130,595,080
	Specialty Mutual Funds
387,130	Coronation Fund Managers (South Africa)	2,954,651
	South African Fund Manager
		386,210,481
	> Finance Companies 1.5%
2,150,000	McGrath Rentcorp (b)	85,570,000
	Temporary Space & IT Rentals
850,000	World Acceptance (a)(b)(c)	74,400,500
	Personal Loans
2,508,816	H & E Equipment Services (a)(b)	74,336,218
	Heavy Equipment Leasing
1,500,000	CAI International (a)(b)	35,355,000
	International Container Leasing
1,091,000	Marlin Business Services (b)	27,493,200
	Small Equipment Leasing
450,000	Onex Capital (Canada)	24,295,128
	Private Equity
		321,450,046
	> Credit Cards 0.9%
530,000	Alliance Data Systems (a)	139,352,900
	Diversified Credit Card Provider
500,000	WEX (a)	49,515,000
	Pay Card Processor
		188,867,900
	> Diversified Financial Companies 0.4%
2,820,000	Leucadia National	79,918,800
	Holding Company
	> Savings & Loans —%
452,146	Simplicity Bancorp (b)	7,306,679
	Los Angeles Savings & Loan
Finance: Total		2,453,001,123
Number of Shares		Value
Health Care 8.8%
	> Biotechnology & Drug Delivery 3.6%
4,972,000	Seattle Genetics (a)	$198,333,080
	Antibody-based Therapies for Cancer
2,392,000	Synageva Biopharma (a)(b)	154,810,240
	Biotech Focused on Orphan Diseases
1,725,000	BioMarin Pharmaceutical (a)	121,215,750
	Biotech Focused on Orphan Diseases
1,404,000	Alnylam Pharmaceuticals (a)	90,319,320
	Biotech Developing Drugs for Rare Diseases
2,635,000	NPS Pharmaceuticals (a)	79,998,600
	Orphan Drugs & Healthy Royalties
2,050,000	Sarepta Therapeutics (a)(b)(c)	41,758,500
	Biotech Focused on Rare Diseases
1,240,000	Celldex Therapeutics (a)	30,020,400
	Biotech Developing Drugs for Cancer
2,025,000	InterMune (a)	29,828,250
	Drugs for Pulmonary Fibrosis & Hepatitis C
3,610,890	Ultragenyx (a)(d)(e)	14,371,342
	Biotech Focused on "Ultra-Orphan" Drugs
359,944	MicroDose Therapeutx Contingent Value Rights (a)(d)(e)	889,062
	Drug Inhaler Development
		761,544,544
	> Medical Supplies 2.4%
6,170,000	Cepheid (a)(b)	288,262,400
	Molecular Diagnostics
950,000	Henry Schein (a)	108,547,000
	Largest Distributor of Healthcare Products
1,676,000	Patterson Companies	69,051,200
	Dental/Vet/Med Distributor
580,000	Techne	54,908,600
	Cytokines, Antibodies & Other Reagents for Life Science
		520,769,200
	> Health Care Services 1.4%
9,905,000	Allscripts Healthcare Solutions (a)(b)	153,131,300
	Health Care IT
2,100,000	HealthSouth	69,972,000
	Inpatient Rehabilitation Facilities
1,004,000	Envision Healthcare Holdings (a)	35,662,080
	Provider of Health Care Outsourcing Services
406,551	Mednax (a)	21,701,692
	Physician Management for Pediatric & Anesthesia Practices
350,000	Medidata Solutions (a)	21,199,500
	Cloud-based Software for Drug Studies
		301,666,572
	> Medical Equipment & Devices 0.7%
1,550,000	Sirona Dental Systems (a)	108,810,000
	Manufacturer of Dental Equipment

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value
	> Medical Equipment & Devices—continued
925,000	PerkinElmer	$38,137,750
	Analytical Instruments for Life Sciences
		146,947,750
	> Pharmaceuticals 0.7%
5,417,981	Akorn (a)(b)	133,444,872
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
2,040,000	Alimera Sciences (a)(b)(c)	9,608,400
	Ophthalmology-focused Pharmaceutical Company
		143,053,272
Health Care: Total		1,873,981,338
Energy & Minerals 6.7%
	> Oil & Gas Producers 2.9%
1,120,000	SM Energy	93,083,200
	Oil & Gas Producer
695,000	Range Resources	58,595,450
	Oil & Gas Producer
2,868,000	WPX Energy (a)	58,449,840
	Oil & Gas Produced in U.S. & Argentina
1,153,600	Rosetta Resources (a)	55,418,944
	Oil & Gas Producer Exploring in Texas
1,861,000	Bill Barrett Corporation (a)(c)	49,837,580
	Oil & Gas Producer in U.S. Rockies
2,200,000	Pacific Rubiales Energy (Colombia)	37,983,526
	Oil Production & Exploration in Colombia
886,000	Cabot Oil and Gas	34,341,360
	Large Natural Gas Producer in Appalachia & Gulf Coast
1,159,000	Laredo Petroleum (a)	32,092,710
	Permian Basin Oil Producer
743,000	Baytex (Canada) (c)	29,125,460
	Oil & Gas Producer in Canada
550,000	Carrizo Oil & Gas (a)	24,623,500
	Oil & Gas Producer
1,477,000	Denbury Resources (a)	24,267,110
	Oil Producer Using Co2 Injection
3,095,000	Athabasca Oil Sands (Canada) (a)	18,880,301
	Oil Sands & Unconventional Oil Development
340,000	PDC Energy (a)	18,094,800
	Oil & Gas Producer in U.S.
530,000	Forum Energy Technology (a)	14,977,800
	Oil Field Capital Equipment & Consumables
1,400,000	DeeThree Exploration (Canada) (a)	12,612,850
	Canadian Oil & Gas Producer
27,000,000	Shamaran Petroleum (Iraq) (a)	11,692,163
	Oil Exploration & Production in Kurdistan
Number of Shares		Value
141,000	Clayton Williams (a)	$11,554,950
	Oil & Gas Producer
35,000,000	Petroamerica Oil (Colombia) (a)(b)	11,367,381
	Oil Exploration & Production in Colombia
735,000	Tullow Oil (United Kingdom)	10,431,556
	Oil & Gas Producer
51,359,500	Petromanas (Canada) (a)(b)	7,735,957
	Exploring for Oil in Albania
11,071,000	Canadian Overseas Petroleum (United Kingdom) (a)(b)	2,761,888
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(b)(d)	1,990,774
	Oil & Gas Exploration/Production in the North Sea
511,600	Canacol (Colombia) (a)	3,433,945
	Oil Producer in South America
741,089	Pan Orient (Canada) (a)	1,381,366
	Growth Oriented, Return Focused Asian Explorer
61,091	Matador Resources (a)	1,138,736
	Oil & Gas Producer in Texas & Louisiana
26,000,000	Petrodorado Energy (Colombia) (a)(b)	856,672
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
		626,729,819
	> Oil Services 2.9%
3,858,000	FMC Technologies (a)	201,426,180
	Oil & Gas Well Head Manufacturer
2,180,000	Atwood Oceanics (a)	116,390,200
	Offshore Drilling Contractor
698,000	Chart Industries (a)	66,756,720
	Manufacturer of Natural Gas Processing/Storage Equipment
1,208,000	Hornbeck Offshore (a)	59,469,840
	Supply Vessel Operator in U.S. Gulf of Mexico
1,334,000	ShawCor (Canada)	53,347,442
	Oil & Gas Pipeline Products
1,008,000	Rowan (a)	35,642,880
	Contract Offshore Driller
2,601,900	Horizon North Logistics (Canada) (c)	24,371,763
	Diversified Oil Service Offering in Northern Canada
402,555	Fugro (Netherlands)	24,013,033
	Subsea Oilfield Services
400,000	Dresser-Rand Group (a)	23,852,000
	Manufactures & Services Compressors
596,600	Black Diamond Group (Canada)	16,849,141
	Accommodations/Equipment for Oil Sands Development
88,000	Gulfmark Offshore	4,147,440
	Operator of Offshore Supply Vessels
		626,266,639
See accompanying notes to financial statements.

Number of Shares		Value
	> Mining 0.7%
387,000	Core Labs (Netherlands)	$73,897,650
	Oil & Gas Reservoir Consulting
1,600,000	Alamos Gold (Canada)	19,385,267
500,000	Alamos Gold (Canada) (f)	6,065,000
	Gold Mining
6,044,000	Northam Platinum (South Africa) (a)	24,287,049
	Platinum Mining in South Africa
4,900,000	Kirkland Lake Gold (Canada) (a)(b)(c)	11,855,025
	Gold Mining
2,000,000	Allied Nevada Gold (a)(c)	7,100,000
	Gold & Silver Mining
7,025,500	Duluth Metals (Canada) (a)(b)	5,158,757
	Copper & Nickel Miner
2,050,000	Alexco Resource (a)(c)	2,583,000
	Mining, Exploration & Environmental Services
3,000,000	Kaminak Gold (a)(c)	1,581,549
	Exploration Stage Canadian Gold Miner
2,300	SilverCrest Mines (a)	3,919
	Gold & Silver Mining
		151,917,216
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	13,969,884
	Farmland Operator in Uruguay
	> Alternative Energy 0.1%
2,600,000	Real Goods Solar (a)(b)(c)	7,852,000
	Residential Solar Energy Installer
1,210,300	Synthesis Energy Systems (China) (a)	726,180
	Owner/Operator of Gasification Plants
		8,578,180
Energy & Minerals: Total		1,427,461,738
Other Industries 6.2%
	> Real Estate 4.3%
3,625,000	Dupont Fabros Technology (b)	89,573,750
	Data Centers
2,100,000	Extra Space Storage	88,473,000
	Self Storage Facilities
1,760,000	Post Properties	79,604,800
	Multifamily Properties
750,000	Federal Realty	76,057,500
	Shopping Centers
7,350,000	EdR (b)	64,827,000
	Student Housing
6,250,000	Kite Realty Group	41,062,500
	Community Shopping Centers
1,170,000	Coresite Realty (b)	37,662,300
	Data Centers
Number of Shares		Value
2,020,931	Terreno Realty (b)	$35,770,479
	Industrial Properties
1,800,000	St. Joe (a)(c)	34,542,000
	Florida Panhandle Landowner
1,900,000	Biomed Realty Trust	34,428,000
	Life Science-focused Office Buildings
2,075,000	Associated Estates Realty	33,303,750
	Multifamily Properties
325,000	Jones Lang LaSalle	33,276,750
	Real Estate Services
17,000,000	Ascendas REIT (Singapore)	29,752,418
	Industrial Property Landlord
1,300,000	Hudson Pacific Properties	28,431,000
	West Coast Office Buildings & Production Studios
3,750,000	DCT Industrial Trust	26,737,500
	Industrial Properties
2,850,000	Summit Hotel Properties	25,650,000
	Owner of Select Service Hotels
407,000	Gaming & Leisure Properties (a)	20,679,670
	Regional Gaming REIT
24,284,000	Mapletree Logistics Trust (Singapore)	20,325,532
	Industrial Property Landlord
20,000,000	Mapletree Commercial Trust (Singapore)	18,909,513
	Retail & Office Property Landlord
14,000	Orix JREIT (Japan)	17,514,732
	Diversified REIT
24,664,000	Mapletree Greater China Commercial Trust (Hong Kong)	16,446,263
	Retail & Office Property Landlord
950,000	American Residential Properties (a)(c)	16,302,000
	Single-family Rental Properties
12,000,000	CDL Hospitality Trust (Singapore)	15,602,330
	Hotel Owner/Operator
400,000	RE/MAX (a)	12,828,000
	Residential Real Estate Broker
45,000	AMERCO (a)	10,702,800
	North American Moving & Storage
		908,463,587
	> Transportation 1.4%
3,100,000	Rush Enterprises, Class A (a)(b)	91,915,000
550,000	Rush Enterprises, Class B (a)(b)	14,025,000
	Truck Sales & Service
1,155,000	JB Hunt Transport Services	89,281,500
	Truck & Intermodal Carrier
846,000	Kirby (a)	83,965,500
	Largest Operator of U.S. (Jones Act) Liquid Tank Barges
300,000	Genesee & Wyoming (a)	28,815,000
	Short-line Operator
		308,002,000

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value
	> Regulated Utilities 0.5%
2,000,000	Northeast Utilities	$84,780,000
	Regulated Electric Utility
700,000	Wisconsin Energy	28,938,000
	Wisconsin Utility
		113,718,000
Other Industries: Total		1,330,183,587
Total Equities: 97.4% (Cost: $10,541,367,278)		20,793,332,750	(g)
Short-Term Investments: 3.5%
467,563,245	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	467,563,245
280,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	280,000,000
Total Short-Term Investments: 3.5% (Cost: $747,563,245)		747,563,245
Number of Shares		Value
Securities Lending Collateral 1.6%
337,873,354	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (h)	$337,873,354
Total Securities Lending Collateral: (Cost: $337,873,354)		337,873,354
Total Investments: 102.5% (Cost: $11,626,803,877)(i)		21,878,769,349
Obligation to Return Collateral for Securities Loaned: (1.6)%		(337,873,354)
Cash and Other Assets Less Liabilities: (0.9)%		(189,924,797)
Net Assets: 100.0%		$21,350,971,198

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/13	Value	Dividend
Donaldson	8,400,000	-	-	8,400,000	$365,064,000	$4,200,000
Mettler-Toledo International (1)	1,600,000	-	125,000	1,475,000	357,820,250	-
tw telecom	9,500,000	-	-	9,500,000	289,465,000	-
Cepheid	4,970,000	1,200,000	-	6,170,000	288,262,400	-
Nordson	3,125,000	275,000	-	3,400,000	252,620,000	2,202,750
Bally Technologies	3,725,000	-	620,000	3,105,000	243,587,250	-
Informatica	5,000,000	1,000,000	500,000	5,500,000	228,250,000
Moog	3,230,000	-	-	3,230,000	219,446,200	-
Seattle Genetics (1)	6,550,000	-	1,578,000	4,972,000	198,333,080	-
iGATE	3,700,000	800,000	350,000	4,150,000	166,664,000	-
Pier 1 Imports	7,185,000	-	-	7,185,000	165,829,800	1,437,000
HEICO (2)	3,828,750	-	-	3,828,750	161,266,950	1,784,197
Associated Banc-Corp	7,756,800	1,243,200	-	9,000,000	156,600,000	2,868,544
Synageva Biopharma	1,165,000	1,227,000	-	2,392,000	154,810,240	-
Allscripts Healthcare Solutions	-	9,905,000	-	9,905,000	153,131,300	-
Akorn	4,000,000	2,313,000	895,019	5,417,981	133,444,872	-
IPG Photonics (1)	2,780,000	-	1,160,000	1,620,000	125,728,200	-
Rush Enterprises	3,650,000	-	-	3,650,000	105,940,000	-
Shutterfly (1)	2,835,000	-	989,502	1,845,498	93,991,213	-
Lifetime Fitness (1)	2,280,000	-	311,000	1,969,000	92,543,000	-
MB Financial	2,860,000	-	-	2,860,000	91,777,400	1,258,400
Drew Industries	1,880,000	-	100,000	1,780,000	91,136,000	3,560,000
Dupont Fabros Technology	3,625,000	-	-	3,625,000	89,573,750	3,107,058
McGrath Rentcorp	2,150,000	-	-	2,150,000	85,570,000	2,053,250
NPS Pharmaceuticals (1)	6,000,000	-	3,365,000	2,635,000	79,998,600	-
ESCO Technologies	2,200,000	100,000	-	2,300,000	78,798,000	904,000
Navigant Consulting	3,704,600	320,400	-	4,025,000	77,280,000	-
AFC Enterprises	2,000,000	-	-	2,000,000	77,000,000	-

See accompanying notes to financial statements.

> Notes to Statement of Investments

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/13	Value	Dividend
Virtusa	2,125,000	-	140,000	1,985,000	$75,608,650	$-
World Acceptance	1,285,000	-	435,000	850,000	74,400,500	-
H & E Equipment Services	3,400,000	22,749	913,933	2,508,816	74,336,218	-
Knoll	4,200,000	-	531,000	3,669,000	67,179,390	1,805,417
Forward Air (1)	1,500,000	-	-	1,500,000	65,865,000	600,000
EdR	5,744,300	1,605,700	-	7,350,000	64,827,000	1,158,759
II-VI	4,550,000	-	910,000	3,640,000	64,064,000	-
SPS Commerce	900,000	-	-	900,000	58,770,000	-
Insperity	1,800,000	-	400,000	1,400,000	50,582,000	980,733
Ryman Hospitality Properties (1)	4,520,690	-	3,400,690	1,120,000	46,793,600	4,295,552
ExlService Holdings (1)	1,618,000	-	-	1,618,000	44,689,160	-
Globalstar	1,200,000	24,589,746	289,746	25,500,000	44,625,000	-
Sarepta Therapeutics	955,000	1,365,000	270,000	2,050,000	41,758,500
Kite Realty Group (1)	4,000,000	2,250,000	-	6,250,000	41,062,500	186,176
Helen of Troy (1)	1,600,000	-	800,000	800,000	39,608,000	-
Tangoe	-	2,100,000		2,100,000	37,821,000
Coresite Realty	-	1,170,000	-	1,170,000	37,662,300	1,075,936
Terreno Realty	358,151	1,662,780	-	2,020,931	35,770,479	637,139
CAI International	1,397,834	102,166	-	1,500,000	35,355,000	-
Associated Estates Realty (1)	3,000,000	-	925,000	2,075,000	33,303,750	1,690,713
Cavco Industries	460,000	-	-	460,000	31,602,000	-
InContact	2,200,000	1,540,596		3,740,596	29,214,055	-
First Busey	4,299,507	542,375	-	4,841,882	28,082,916	547,076
Marlin Business Services	1,091,000	-	-	1,091,000	27,493,200	2,640,220
Summit Hotel Properties (1)	2,850,000	-	-	2,850,000	25,650,000	1,282,500
Blackhawk Network	-	900,000	-	900,000	22,734,000	-
Hackett Group	3,849,207	-	575,207	3,274,000	20,331,540	327,400
Boingo Wireless	1,900,000	600,000	-	2,500,000	16,025,000	-
Exa	872,060	127,940	-	1,000,000	13,260,000	-
Kirkland Lake Gold	1,900,000	3,000,000	-	4,900,000	11,855,025	-
Petroamerica Oil	25,000,000	15,000,000	5,000,000	35,000,000	11,367,381
Gaiam	1,371,366	128,634	-	1,500,000	9,930,000	-
Towerstream	-	3,319,900		3,319,900	9,826,904
Alimera Sciences	2,040,000	-	-	2,040,000	9,608,400	-
Real Goods Solar	-	2,600,000	-	2,600,000	7,852,000	-
Petromanas	37,500,000	13,859,500	-	51,359,500	7,735,957	-
Simplicity Bancorp	452,146	-	-	452,146	7,306,679	144,687
Duluth Metals	7,500,000	-	474,500	7,025,500	5,158,757	-
Canadian Overseas Petroleum	8,400,000	11,071,000	-	19,471,000	4,752,662
Acorn Energy	1,512,352	8,605	359,000	1,161,957	4,729,165	52,932
Petrodorado Energy	26,000,000	-	-	26,000,000	856,672	-
GLG Life Tech	1,665,270	-	-	1,665,270	783,841	-
Chelsea Therapeutics International (1)	4,949,000	-	4,949,000	-	-	-
Gulf United Energy (1)	50,000,000	-	50,000,000	-	-	-
Pericom Semiconductor (1)	1,765,000	-	1,765,000	-	-	-
Pinnacle Entertainment (1)	3,950,000	-	3,950,000	-	-	-
Raptor Pharmaceutical (1)	3,000,000	-	3,000,000	-	-	-
Santa Maria Petroleum (1)	5,000,000	-	5,000,000	-	-	-
Tower Group (1)(2)	3,738,900	-	3,738,900	-	-	1,840,746
TriCo Bancshares (1)	1,350,000	-	1,350,000	-	-	270,000
Wolverine Minerals (1)(2)	1,000,000	-	1,000,000	-	-	-
Total of Affiliated Transactions	359,469,933	105,950,291	100,170,497	365,249,727	$5,964,169,706	$42,911,185

(1) At December 31, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

(2) Includes the effects of a stock split.

  The aggregate cost and value of these companies at December 31, 2013, was $2,490,274,629 and $4,718,783,353, respectively. Investments in affiliated companies represented 22.10% of the Fund's total net assets at December 31, 2013.

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments

(c)  All or a portion of this security was on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $325,396,020.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2013, the market value of these securities amounted to $31,221,062, which represented 0.15% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Ultragenyx	12/19/12	3,610,890	$9,999,999	$14,371,342
Union Agriculture Group	12/8/10-6/27/12	1,306,818	15,000,000	13,969,884
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591,152	1,990,774
MicroDose Therapeutx Contingent Value Rights	8/14/13	359,944	-	889,062
			$28,591,151	$31,221,062

(e)  Illiquid security.

(f)  Security is traded on a U.S. exchange.

(g)  On December 31, 2013, the market value of foreign securities represented 7.20% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$285,955,186	1.34
Hong Kong	262,180,750	1.23
Netherlands	177,709,356	0.83
Sweden	117,893,422	0.55
Singapore	113,422,738	0.53
France	77,424,703	0.36
Japan	70,262,535	0.33
South Africa	66,185,787	0.31
Denmark	54,405,429	0.25
Colombia	53,641,524	0.25
India	43,820,000	0.21
Cambodia	42,252,799	0.20
Israel	40,349,921	0.19
Russia	31,370,050	0.15
Brazil	29,622,973	0.14
Chile	17,417,240	0.08
United Kingdom	15,184,218	0.07
Uruguay	13,969,884	0.07
Iraq	11,692,163	0.05
Iceland	11,543,636	0.05
China	1,648,680	0.01
Total Foreign Portfolio	$1,537,952,994	7.20

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At December 31, 2013, for federal income tax purposes, the cost of investments was $11,667,228,597 and net unrealized appreciation was $10,211,540,752 consisting of gross unrealized appreciation of $10,507,529,203 and gross unrealized depreciation of $295,988,451.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$5,472,691,803	$177,541,897	$-	$5,650,233,700
Industrial Goods & Services	4,488,634,219	245,104,714	-	4,733,738,933
Consumer Goods & Services	3,118,346,557	206,385,774	-	3,324,732,331
Finance	2,421,667,873	31,333,250	-	2,453,001,123
Health Care	1,858,720,934	-	15,260,404	1,873,981,338
Energy & Minerals	1,352,769,442	60,722,412	13,969,884	1,427,461,738
Other Industries	1,211,632,799	118,550,788	-	1,330,183,587
Total Equities	19,924,463,627	839,638,835	29,230,288	20,793,332,750
Total Short-Term Investments	747,563,245	-	-	747,563,245
Total Securities Lending Collateral	337,873,354	-	-	337,873,354
Total Investments	$21,009,900,226	$839,638,835	$29,230,288	$21,878,769,349

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$434,636	$-	$-	$434,636

  Financial assets were transferred from Level 2 to Level 1 as trading resumed during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/13	12/31/13
Purchases
Asia
> Japan
Aica Kogyo	1,401,000	1,658,000
Aozora Bank	7,210,000	11,000,000
Benesse	730,000	959,800
Hikari Tsushin	0	255,800
Itochu Techno-Science	503,000	566,700
JIN	234,400	930,000
Kuraray	2,010,100	2,378,100
Makita	0	500,000
MonotaRO	350,000	800,000
Nabtesco	1,268,000	1,443,000
NOF	926,000	3,409,000
OBIC	135,300	755,000
Omron	905,000	1,071,000
OSG	1,450,000	1,600,000
Shimano	172,000	293,000
Tamron	0	573,700
> Hong Kong
Kingboard Chemicals	8,866,000	11,287,000
> Taiwan
Ginko International	1,868,000	2,100,000
Lite-On Technology	14,019,253	20,116,253
President Chain Store	2,673,000	2,930,000
St. Shine Optical	2,199,000	2,350,000
> Korea
AmorePacific Group	0	17,583
> China
58.com - ADR	0	239,400
Biostime	4,524,000	4,600,000
Sihuan Pharmaceuticals	0	4,864,000
SouFun - ADR	0	241,797
> Singapore
CDL Hospitality Trust	18,784,000	20,000,000
Petra Foods	4,772,000	6,220,000
Super Group	7,000,000	9,780,000
> Indonesia
Ace Indonesia	250,000,000	400,000,001
Arwana Citramulia	69,428,000	97,713,000
Matahari Department Store	10,917,000	14,292,500
> Philippines
Puregold Price Club	4,530,200	19,000,000
Robinsons Retail Holdings	0	12,138,840
Security Bank	5,831,244	6,960,000
SM Prime Holdings	42,000,000	50,000,000
> Malaysia
Aeon	1,918,200	5,000,000
	Number of Shares
	9/30/13	12/31/13
Europe
> United Kingdom
Aggreko	875,000	1,025,000
AVEVA	584,273	908,500
Babcock International	2,257,802	2,515,000
Fidessa Group	708,000	958,646
PureCircle	3,100,000	3,234,993
RPS Group	0	3,676,860
Smith & Nephew	2,709,000	3,240,000
Spirax Sarco	1,214,089	1,500,000
> Germany
NORMA Group	727,453	795,000
> Switzerland
INFICON	54,886	72,500
> Netherlands
Vopak	266,124	404,124
> Spain
Prosegur	0	3,116,681
Viscofan	570,000	700,000
> Finland
Tikkurila	1,472,689	1,669,000
Vacon	582,500	613,433
> Russia
Moscow Exchange	4,260,219	12,636,000
QIWI - ADR	400,000	498,947
Yandex	1,167,000	1,548,874
> Norway
Orkla	2,876,245	4,154,000
Other Countries
> South Africa
Coronation Fund Managers	13,888,359	14,231,161
> Canada
DeeThree Exploration	2,983,324	3,298,377
Trilogy Energy	0	766,000
> Australia
Austbrokers	1,166,443	1,500,000
IAG	10,200,000	11,200,000
Orora	0	3,816,000
SAI Global	9,863,787	10,000,000
> United States
Hornbeck Offshore	439,500	576,500
> New Zealand
Sky City Entertainment	1,622,847	7,000,000

See accompanying notes to financial statements.

	Number of Shares
	9/30/13	12/31/13
Purchases (continued)
Latin America
> Brazil
Beadell Resources	55,632,340	58,937,078
Linx	1,000,000	1,500,000
> Mexico
Qualitas	13,782,000	14,432,000
	Number of Shares
	9/30/13	12/31/13
Sales
Asia
> Japan
Ain Pharmaciez	569,292	473,292
Daiseki	1,680,000	1,580,000
Disco	458,400	388,400
Hirose Electric	229,400	203,400
Hoshizaki Electric	1,276,300	950,000
Japan Airport Terminal	1,610,000	1,450,000
Kintetsu World Express	879,000	816,000
Miraca Holdings	603,706	535,706
Nakanishi	270,000	220,000
NGK Insulators	2,260,000	1,295,000
NGK Spark Plug	2,570,000	1,584,000
Seven Bank	10,560,000	7,648,000
Sintokogio	1,628,300	278,300
Start Today	1,480,000	1,270,000
Toyo Suisan Kaisha	1,040,900	958,900
Wacom	5,800,000	3,388,000
> Hong Kong
ASM Pacific	1,799,800	537,900
Lifestyle International	14,000,000	12,625,500
L'Occitane International	9,215,750	0
Mapletree Greater China Commercial Trust	30,000,000	25,000,000
> Taiwan
Advantech	5,219,000	4,499,000
CHC Healthcare	269,866	0
Chipbond	11,158,183	0
CTCI Corp	21,218,000	15,370,000
Far EasTone Telecom	39,877,000	29,700,000
Flexium Interconnect	6,089,262	3,230,262
Lung Yen	2,933,000	0
Radiant Opto-Electronics	4,043,000	2,064,000
Taiwan Hon Chuan	8,366,000	0
Taiwan Mobile	15,600,000	7,320,000
> Korea
Coway	682,580	497,580
Handsome	563,431	0
iMarketKorea	502,644	0
Lotte Chilsung Beverage	16,200	2,093
> China
Digital China	4,561,300	0
> Singapore
Goodpack Limited	1,191,000	0
Mapletree Industrial Trust	20,000,000	15,000,000
Mapletree Logistics Trust	25,000,000	19,032,000
> Indonesia
Tower Bersama Infrastructure	48,636,500	48,000,000

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	9/30/13	12/31/13
Sales (continued)
Asia—continued
> India
Redington India	13,195,000	12,909,000
TTK Prestige	125,000	95,500
> Philippines
Int'l Container Terminal	7,000,000	3,336,920
> Mongolia
Mongolian Mining	62,976,200	0
Turquoise Hill Resources	1,964,621	0
Europe
> United Kingdom
Elementis	7,760,000	7,250,000
Halford's	4,577,000	3,218,000
Tullow Oil	382,581	283,581
WH Smith	3,186,211	2,789,621
> France
Saft	1,002,314	820,000
> Germany
TAG Immobilien	2,580,000	2,350,000
> Switzerland
Partners Group	302,300	286,300
> Netherlands
Aalberts Industries	2,971,770	2,750,770
Fugro	520,900	214,891
UNIT4	1,514,545	0
> Sweden
Hexagon	2,747,522	2,655,522
Unibet	868,700	843,196
> Denmark
Jyske Bank	788,000	709,000
> Italy
Geox	4,567,745	0
> Portugal
Redes Energéticas Nacionais	4,123,318	0
Other Countries
> Canada
Alliance Grain Traders	858,539	0
CCL Industries	1,303,772	1,113,772
Pan Orient	1,607,306	1,151,238
> Australia
Commonwealth Property Office Fund	24,418,249	0
> United States
Atwood Oceanics	952,080	772,080
	Number of Shares
	9/30/13	12/31/13
Latin America
> Mexico
Bolsa Mexicana de Valores	2,975,535	0
Genomma Lab Internacional	18,255,800	15,972,815
Gruma	6,090,000	3,466,000
> Chile
Empresas Hites	23,280,000	23,162,664

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, December 31, 2013

Number of Shares		Value
		Equities: 96.9%
Asia 43.0%
	> Japan 20.0%
4,784,600	Kansai Paint	$70,754,339
	Paint Producer in Japan, India, China & Southeast Asia
1,071,000	Omron	47,331,010
	Electric Components for Factory Automation
2,300,000	Park24	43,375,484
	Parking Lot Operator
33,000	Orix JREIT	41,284,727
	Diversified REIT
930,000	JIN (a)	39,345,055
	Eyeglasses Retailer
501,000	Rinnai	39,032,009
	Gas Appliances for Household & Commercial Use
959,800	Benesse	38,559,245
	Education Service Provider
1,584,000	NGK Spark Plug	37,541,789
	Automobile Parts
1,400,000	Glory	36,332,783
	Currency Handling Systems & Related Equipment
7,651	Kenedix Realty Investment (a)	36,312,908
	Tokyo Mid-size Office REIT
1,456,000	Ariake Japan	35,857,936
	Manufacturer of Soup/Sauce Extracts
950,000	Hoshizaki Electric	33,782,667
	Commercial Kitchen Equipment
1,443,000	Nabtesco	33,302,684
	Machinery Components
2,329,000	Nippon Kayaku	33,120,389
	Functional Chemicals, Pharmaceuticals & Auto Safety Systems
816,000	Kintetsu World Express	32,834,290
	Airfreight Logistics
1,450,000	Japan Airport Terminal	32,815,962
	Airport Terminal Operator at Haneda
1,658,000	Aica Kogyo	32,790,566
	Laminated Sheets, Building Materials & Chemical Adhesives
1,270,000	Start Today	31,579,203
	Online Japanese Apparel Retailer
220,000	Nakanishi	31,433,425
	Dental Tools & Machinery
2,350,000	Ushio	31,235,916
	Industrial Light Sources
11,000,000	Aozora Bank	31,172,774
	Commercial Bank
1,580,000	Daiseki	30,938,458
	Waste Disposal & Recycling
3,156	Nippon Prologis REIT	30,231,215
	Logistics REIT in Japan
7,648,000	Seven Bank	29,911,821
	ATM Processing Services
203,400	Hirose Electric	28,994,927
	Electrical Connectors
Number of Shares		Value
958,900	Toyo Suisan Kaisha	$28,806,104
	Instant Noodle Manufacturer
709,500	Hamamatsu Photonics	28,390,768
	Optical Sensors for Medical & Industrial Applications
2,378,100	Kuraray	28,386,906
	Special Resin, Fine Chemical, Fibers & Textures
1,530,000	Suruga Bank	27,474,569
	Regional Bank
1,600,000	OSG	27,169,988
	Consumable Cutting Tools
581,600	Santen Pharmaceutical	27,098,056
	Specialty Pharma (Ophthalmic Medicine)
500,000	Makita	26,296,332
	Power Tools
3,850	Global One Real Estate	26,143,082
	Office REIT
388,400	Disco	25,779,306
	Semiconductor Dicing & Grinding Equipment
808,200	Misumi Group	25,410,239
	Industrial Components Distributor
535,706	Miraca Holdings	25,272,626
	Outsourced Lab Testing, Diagnostic Equipment & Reagents
293,000	Shimano	25,153,813
	Manufacturer of Bicycle Components & Fishing Tackle
1,295,000	NGK Insulators	24,644,993
	Ceramic Products for Auto, Power & Electronics
532,000	FamilyMart	24,305,234
	Convenience Store Operator
3,409,000	NOF	24,268,304
	Specialty Chemicals, Life Science & Rocket Fuels
3,388,000	Wacom	23,822,656
	Computer Graphic Illustration Devices
1,122,080	Nihon Parkerizing	23,432,027
	Metal Surface Treatment Agents & Processing Service
473,292	Ain Pharmaciez	23,244,017
	Dispensing Pharmacy/Drugstore Operator
566,700	Itochu Techno-Science	22,970,259
	IT Network Equipment Sales & Services
539,000	Sanrio (a)	22,695,820
	Character Goods & Licensing
1,600,000	Doshisha	22,551,380
	Wholesaler of Household Products
314,800	FP Corporation	22,445,604
	Disposable Food Trays & Containers
571,080	Milbon	22,352,161
	Manufacturer of Hair Products
755,000	OBIC	22,308,462
	Computer Software
2,100,000	Asahi Diamond Industrial	21,599,783
	Consumable Diamond Tools

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value
	> Japan—continued
1,297,000	Nippon Paint	$21,579,614
	Paints for Automotive, Decorative & Industrial Usage
2,580	Industrial & Infrastructure Fund (a)	21,497,618
	Industrial REIT in Japan
835,000	Icom (b)	20,148,587
	Two Way Radio Communication Equipment
255,800	Hikari Tsushin	19,296,444
	Distribution of Office IT/Mobiles/Insurance
800,000	MonotaRO (a)	16,287,463
	Online MRO (Maintenance, Repair, Operations) Goods Distributor in Japan
573,700	Tamron	13,916,371
	Camera Lens Maker
2,099	Mori Hills REIT Investment	13,909,489
	Tokyo-centric Diversified REIT
1,575,000	Lifenet Insurance (a)(c)	8,160,492
	Online Life Insurance Company in Japan
278,300	Sintokogio	2,090,109
	Automated Casting Machines, Surface Treatment System & Consumables
		1,668,780,258
	> Hong Kong 4.8%
3,000,000	Melco Crown Entertainment - ADR (c)	117,660,000
	Macau Casino Operator
20,000,000	Melco International	73,775,345
	Macau Casino Operator
10,000,000	MGM China Holdings	42,798,701
	Macau Casino Operator
30,000,000	Sa Sa International	35,237,707
	Cosmetics Retailer
20,000,000	Vitasoy International	30,838,035
	Hong Kong Soy Food Brand
11,287,000	Kingboard Chemicals	29,541,683
	Paper & Glass Laminates, PCB, Specialty Chemicals & Properties
12,625,500	Lifestyle International	23,380,857
	Mid- to High-end Department Store Operator in Hong Kong & China
4,687,000	AAC Technologies	22,805,945
	Miniature Acoustic Components
25,000,000	Mapletree Greater China Commercial Trust	16,670,312
	Retail & Office Property Landlord
537,900	ASM Pacific	4,501,981
	Semi Back-end & Surface Mounting Equipment
		397,210,566
	> Taiwan 4.8%
2,350,000	St. Shine Optical	67,242,092
	World's Leading Disposable Contact Lens OEM (Original Equipment Manufacturer)
Number of Shares		Value
29,700,000	Far EasTone Telecom	$65,247,079
	Taiwan's Third Largest Mobile Operator
7,306,000	Delta Electronics	41,837,727
	Industrial Automation, Switching Power Supplies & Passive Components
2,100,000	Ginko International	39,666,767
	Largest Contact Lens Maker in China
20,116,253	Lite-On Technology	32,328,070
	Mobile Device, LED & PC Server Component Supplier
4,499,000	Advantech	31,213,932
	Industrial PC & Components
15,370,000	CTCI Corp	24,948,358
	International Engineering Firm
7,320,000	Taiwan Mobile	23,659,794
	Taiwan's Second Largest Mobile Operator
2,930,000	President Chain Store	20,343,085
	Convenience Chain Store Operator
2,027,000	PC Home	16,288,099
	Taiwanese Internet Retail Company
7,568,000	Chroma Ate	15,902,578
	Automatic Test Systems, Testing & Measurement Instruments
3,230,262	Flexium Interconnect	10,435,696
	Flexible Printed Circuit for Mobile Electronics
2,064,000	Radiant Opto-Electronics	7,571,233
	LCD Back Light Units & Modules
		396,684,510
	> Korea 2.7%
1,424,261	Paradise Co	35,727,092
	Korean 'Foreigner Only' Casino Operator
74,400	KCC	33,083,144
	Paint & Housing Material Manufacturer
510,998	LS Industrial Systems	31,859,867
	Manufacturer of Electrical & Automation Equipment
497,580	Coway	31,346,310
	Household Appliance Rental Service Provider
246,300	CJ Corp	27,242,327
	Holding Company of Korean Consumer Conglomerate
465,540	Kepco Plant Service & Engineering	24,186,635
	Power Plant & Grid Maintenance
545,000	Samsung Securities	22,787,893
	Brokerage & Wealth Management
704,000	Nexen Tire	9,729,141
	Tire Manufacturer
17,583	AmorePacific Group	7,757,220
	Holding Company of Korea's Leading Cosmetics Manufacturer
2,093	Lotte Chilsung Beverage	3,024,423
	Beverages & Liquor Manufacturer
		226,744,052

See accompanying notes to financial statements.

Number of Shares		Value
	> China 2.4%
2,357,000	WuXi PharmaTech - ADR (c)	$90,461,660
	Largest Contract Research Organization Business in China
4,600,000	Biostime (a)	41,082,454
	Pediatric Nutrition & Baby Care Products Provider
241,797	SouFun - ADR (a)	19,926,491
	Chinese Real Estate Internet Portal
35,119,000	AMVIG Holdings	16,711,903
	Chinese Tobacco Packaging Material Supplier
11,020,000	Want Want	15,949,746
	Chinese Branded Consumer Food Company
239,400	58.com - ADR (a)(c)	9,178,596
	Online Classified Service Provider
4,864,000	Sihuan Pharmaceuticals	4,451,269
	Leading Chinese Generic Drug Manufacturer
		197,762,119
	> Singapore 2.2%
40,000,000	Mapletree Commercial Trust	37,819,026
	Retail & Office Property Landlord
9,780,000	Super Group	29,527,703
	Instant Food & Beverages in Southeast Asia
20,000,000	CDL Hospitality Trust	26,003,883
	Hotel Owner/Operator
13,500,000	Ascendas REIT	23,626,920
	Industrial Property Landlord
3,800,000	Singapore Exchange	21,913,038
	Singapore Equity & Derivatives Market Operator
19,032,000	Mapletree Logistics Trust	15,929,646
	Industrial Property Landlord
15,000,000	Mapletree Industrial Trust	15,893,724
	Industrial Property Landlord
6,220,000	Petra Foods	15,870,994
	Cocoa Processor & Chocolate Manufacturer
		186,584,934
	> India 1.5%
3,423,265	Asian Paints	27,155,847
	India's Largest Paint Company
1,655,000	United Breweries	20,729,353
	India's Largest Brewer
920,000	Colgate Palmolive India	20,142,963
	Consumer Products in Oral Care
7,500,000	Adani Ports & Special Economic Zone	18,885,398
	Indian West Coast Shipping Port
12,909,000	Redington India	15,647,874
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
90,000	Bosch	14,661,019
	Automotive Parts
95,500	TTK Prestige	5,376,391
	Branded Cooking Equipment
Number of Shares		Value
1,650,000	SKIL Ports and Logistics (c)	$1,952,451
	Indian Container Port Project
		124,551,296
	> Indonesia 1.4%
31,764,600	Archipelago Resources (b)(d)(e)(f)	27,352,305
	Gold Mining Projects in Indonesia, Vietnam & Philippines
48,000,000	Tower Bersama Infrastructure (c)	22,907,640
	Communications Towers
400,000,001	Ace Indonesia	19,419,094
	Home Improvement Retailer
14,292,500	Matahari Department Store (c)	12,934,394
	Largest Department Store Chain in Indonesia
58,000,000	Surya Citra Media	12,514,762
	Free to Air TV Station in Indonesia
5,600,000	Mayora Indah	11,993,107
	Consumer Branded Food Manufacturer
49,000,000	MNC Skyvision	8,064,617
	Largest Satellite Pay TV Operator in Indonesia
97,713,000	Arwana Citramulia	6,583,785
	Ceramic Tiles for Home Decoration
1,721,000	Mitra Adiperkasa	777,773
	Operator of Department Store & Specialty Retail Stores
		122,547,477
	> Philippines 1.1%
60,000,000	Melco Crown (Philippines) Resorts (c)	18,536,302
	Integrated Resort Operator in Manila
6,960,000	Security Bank	18,175,380
	Commercial Bank in Philippines
50,000,000	SM Prime Holdings	16,600,302
	Shopping Mall Operator
19,000,000	Puregold Price Club	16,261,682
	Supermarket Operator in Philippines
12,138,840	Robinsons Retail Holdings (c)	15,097,481
	Multi-format Retailer in Philippines
3,336,920	Int'l Container Terminal	7,681,829
	Container Handling Terminals & Port Management
		92,352,976
	> Thailand 1.0%
116,666,667	Home Product Center	33,357,912
	Home Improvement Retailer
16,000,000	Robinson's Department Store	23,513,026
	Department Store Operator in Thailand
4,500,000	Airports of Thailand	21,782,097
	Airport Operator of Thailand
10,000,000	Samui Airport Property Fund	4,874,558
	Thai Airport Operator
		83,527,593

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value
	> Cambodia 0.8%
60,000,000	Nagacorp	$63,379,199
	Casino/Entertainment Complex in Cambodia
	> Malaysia 0.3%
5,000,000	Aeon	21,370,783
	Shopping Center & Department Store Operator
Asia: Total		3,581,495,763
Europe 34.6%
	> United Kingdom 10.3%
4,561,000	Jardine Lloyd Thompson Group	76,988,660
	International Business Insurance Broker
1,500,000	Spirax Sarco	74,446,234
	Steam Systems for Manufacturing & Process Industries
2,515,000	Babcock International	56,512,146
	Public Sector Outsourcer
3,937,000	Telecity	47,361,233
	European Data Center Provider
2,789,621	WH Smith	46,321,503
	Newsprint, Books & General Stationery Retailer
3,240,000	Smith & Nephew	46,275,912
	Medical Equipment & Supplies
10,944,000	Smiths News (b)	42,769,609
	Newspaper & Magazine Distributor
960,100	Croda	39,136,527
	Oleochemicals & Industrial Chemicals
3,565,000	Shaftesbury	37,125,216
	London Prime Retail REIT
958,646	Fidessa Group	35,851,671
	Software for Financial Trading Systems
908,500	AVEVA	32,609,856
	Engineering Software
34,752,000	Cable and Wireless	32,426,733
	Leading Telecoms Service Provider in the Caribbean
7,250,000	Elementis	32,369,022
	Clay-based Additives
3,850,000	Abcam	31,303,249
	Online Sales of Antibodies
3,234,993	PureCircle (c)	30,802,672
	Natural Sweeteners
3,583,000	Domino's Pizza UK & Ireland	30,481,787
	Pizza Delivery in UK, Ireland & Germany
646,000	Rightmove	29,337,819
	Internet Real Estate Listings
1,025,000	Aggreko	29,069,649
	Temporary Power & Temperature Control Services
464,002	Whitbread	28,876,875
	The UK's Leading Hotelier & Coffee Shop
3,218,000	Halford's	23,853,719
	The UK's Leading Retailer of Leisure Goods & Auto Parts
Number of Shares		Value
3,676,860	RPS Group	$20,450,755
	Consultant Specializing in Energy, Water, Urban Planning, Health & Safety
1,864,319	Ocado (c)	13,673,688
	Leading Online Grocery Retailer
160,000	Intertek Group	8,350,620
	Testing, Inspection, Certification Services
1,364,000	Foxtons (c)	7,562,950
	London-centric Residential Real Estate Broker
283,581	Tullow Oil	4,024,750
	Oil & Gas Producer
		857,982,855
	> France 3.6%
1,107,000	Neopost (a)	85,424,428
	Postage Meter Machines
314,000	Eurofins Scientific	84,987,425
	Food, Pharmaceuticals & Materials Screening & Testing
531,700	Gemalto	58,516,490
	Digital Security Solutions
308,400	Norbert Dentressangle	39,668,842
	Leading European Logistics & Transport Group
820,000	Saft	28,197,966
	Niche Battery Manufacturer
1,831,204	Hi-Media (a)(c)	4,711,248
	Online Advertiser in Europe
		301,506,399
	> Germany 3.1%
1,663,000	Wirecard	65,825,352
	Online Payment Processing & Risk Management
148,295	Rational	49,194,138
	Commercial Ovens
795,000	NORMA Group	39,521,401
	Clamps for Automotive & Industrial Applications
795,000	Aurelius	32,302,483
	European Turnaround Investor
2,350,000	TAG Immobilien	28,424,835
	Owner of Residential Properties in Germany
595,000	Elringklinger	24,239,580
	Automobile Components
90,000	Bertrandt	13,743,486
	Outsourced Engineering
234,621	Deutsche Beteiligungs	6,692,507
	Private Equity Investment Management
		259,943,782
	> Switzerland 2.8%
286,300	Partners Group	76,353,085
	Private Markets Asset Management
16,300	Sika	58,084,183
	Chemicals for Construction & Industrial Applications
179,000	Geberit	54,305,212
	Plumbing Supplies

See accompanying notes to financial statements.

Number of Shares		Value
	> Switzerland—continued
72,500	INFICON	$28,003,203
	Gas Detection Instruments
380,000	Zehnder	17,465,389
	Radiators & Heat Recovery Ventilation Systems
		234,211,072
	> Netherlands 2.8%
2,750,770	Aalberts Industries	87,803,119
	Flow Control & Heat Treatment
1,178,288	TKH Group	41,185,967
	Dutch Industrial Conglomerate
1,068,478	Arcadis	37,680,807
	Engineering Consultants
143,395	Core Labs	27,381,275
	Oil & Gas Reservoir Consulting
404,124	Vopak	23,658,331
	World's Largest Operator of Petroleum & Chemical Storage Terminals
214,891	Fugro	12,818,583
	Subsea Oilfield Services
		230,528,082
	> Sweden 2.2%
2,655,522	Hexagon	84,000,132
	Design, Measurement & Visualization Software & Equipment
3,255,024	Sweco	53,644,370
	Engineering Consultants
843,196	Unibet	40,705,607
	European Online Gaming Operator
		178,350,109
	> Denmark 1.9%
1,702,063	SimCorp	66,882,653
	Software for Investment Managers
1,315,800	Novozymes	55,579,708
	Industrial Enzymes
709,000	Jyske Bank (c)	38,335,246
	Danish Bank
		160,797,607
	> Spain 1.7%
6,064,000	Dia	54,296,543
	Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean
700,000	Viscofan	39,819,619
	Sausage Casings Maker
700,745	Bolsas y Mercados Españoles	26,679,823
	Spanish Stock Markets
3,116,681	Prosegur	21,389,862
	Security Guards
		142,185,847
	> Finland 1.5%
613,433	Vacon	49,368,114
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
Number of Shares		Value
1,669,000	Tikkurila	$45,691,241
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
761,000	Konecranes	26,999,702
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
		122,059,057
	> Russia 1.4%
1,548,874	Yandex (c)	66,833,913
	Search Engine for Russian & Turkish Languages
498,947	QIWI - ADR	27,941,032
	Electronic Payments Network Serving Russia & the Commonwealth of Independent States
12,636,000	Moscow Exchange	24,971,567
	Russia's Main Exchange for Stocks, Bonds, Derivatives, Currencies & Repo
		119,746,512
	> Norway 1.1%
4,154,000	Orkla	32,469,237
	Food & Brands, Aluminum, Chemicals Conglomerate
3,281,864	Atea	32,365,907
	Leading Nordic IT Hardware/Software Reseller & Installation Company
1,321,000	Subsea 7	25,324,747
	Offshore Subsea Contractor
		90,159,891
	> Kazakhstan 0.6%
5,143,000	Halyk Savings Bank of Kazakhstan - GDR	52,806,354
	Largest Retail Bank & Insurer in Kazakhstan
	> Italy 0.6%
2,984,000	Pirelli	51,623,574
	Global Tire Supplier
	> Iceland 0.4%
28,312,499	Marel (g)	22,559,705
7,670,000	Marel (g)	8,853,969
	Largest Manufacturer of Poultry & Fish Processing Equipment
		31,413,674
	> Belgium 0.4%
437,465	EVS Broadcast Equipment	28,332,612
	Digital Live Mobile Production Software & Systems
	> Turkey 0.2%
1,785,000	Bizim Toptan	19,644,137
	Cash & Carry Stores in Turkey
Europe: Total		2,881,291,564

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value
Other Countries 14.6%
	> South Africa 4.1%
14,231,161	Coronation Fund Managers	$108,614,952
	South African Fund Manager
777,188	Naspers	81,351,751
	Media in Africa, China, Russia & Other Emerging Markets
19,098,300	Rand Merchant Insurance	50,012,272
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
2,644,083	Mr. Price	41,326,347
	South African Retailer of Apparel, Household & Sporting Goods
8,679,940	Northam Platinum (c)	34,879,240
	Platinum Mining in South Africa
2,230,504	Massmart Holdings	27,660,051
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
		343,844,613
	> Canada 3.9%
1,113,772	CCL Industries	83,062,384
	Largest Global Label Converter
1,084,597	ShawCor	43,373,670
	Oil & Gas Pipeline Products
3,188,000	CAE	40,545,898
	Flight Simulator Equipment & Training Centers
653,200	Onex Capital	35,265,728
	Private Equity
2,168,377	DeeThree Exploration (c)	19,535,296
1,130,000	DeeThree Exploration (c)(e)	9,976,764
	Canadian Oil & Gas Producer
609,828	AG Growth (a)	25,633,156
	Leading Manufacturer of Augers & Grain Handling Equipment
709,576	Black Diamond Group	20,039,802
	Accommodations/Equipment for Oil Sands Development
766,000	Trilogy Energy (a)	19,902,660
	Oil & Gas Producer in Canada
1,901,514	Horizon North Logistics (a)	17,811,310
	Diversified Oil Service Offering in Northern Canada
263,857	Baytex (a)	10,343,145
	Oil & Gas Producer in Canada
450,000	Athabasca Oil Sands (c)	2,745,117
	Oil Sands & Unconventional Oil Development
1,151,238	Pan Orient (c)	2,145,871
	Growth Oriented, Return Focused Asian Explorer
		330,380,801
	> Australia 3.1%
10,653,000	Challenger Financial	59,164,488
	Largest Annuity Provider
11,200,000	IAG	58,314,372
	General Insurance Provider
Number of Shares		Value
3,500,000	Domino's Pizza Enterprises	$50,565,860
	Domino's Pizza Operator in Australia/New Zealand & France/Benelux
3,816,000	Amcor	36,045,146
	Global Leader in Flexible & Rigid Packaging
10,000,000	SAI Global	34,721,415
	Publishing, Certification, Compliance Services
1,500,000	Austbrokers	16,086,742
	Local Australian Small Business Insurance Broker
3,816,000	Orora (c)	3,952,476
	Australasia Fiber & Packaging
		258,850,499
	> United States 2.3%
1,272,297	Textainer Group Holdings (a)	51,171,785
	Top International Container Leaser
772,080	Atwood Oceanics (c)	41,221,351
	Offshore Drilling Contractor
1,052,900	Rowan (c)	37,230,544
	Contract Offshore Driller
601,213	FMC Technologies (c)	31,389,331
	Oil & Gas Well Head Manufacturer
576,500	Hornbeck Offshore (c)	28,381,095
	Supply Vessel Operator in U.S. Gulf of Mexico
		189,394,106
	> New Zealand 0.7%
12,000,000	Auckland International Airport	34,850,413
	Auckland Airport Operator
7,000,000	Sky City Entertainment	21,484,038
	Casino/Entertainment Complex
		56,334,451
	> Israel 0.5%
791,000	Caesarstone	39,288,970
	Quartz Countertops
Other Countries: Total		1,218,093,440
Latin America 4.7%
	> Brazil 1.8%
4,000,000	Localiza Rent A Car	56,424,711
	Car Rental
58,937,078	Beadell Resources (b)(c)	41,973,117
	Gold Mining in Brazil
1,500,000	Linx	30,460,952
	Retail Management Software in Brazil
6,000,000	Odontoprev	24,999,470
	Dental Insurance
		153,858,250
	> Mexico 1.6%
15,972,815	Genomma Lab Internacional (c)	44,799,486
	Developer, Marketer & Distributor of Consumer Products
14,432,000	Qualitas	34,951,161
	Leading Auto Insurer in Mexico & Central America

See accompanying notes to financial statements.

Number of Shares		Value
	> Mexico—continued
3,466,000	Gruma (c)	$26,222,302
	Tortilla Producer & Distributor
200,000	Grupo Aeroportuario del Sureste - ADR	24,926,000
	Mexican Airport Operator
		130,898,949
	> Chile 0.5%
814,000	Sociedad Quimica y Minera de Chile - ADR	21,066,320
	Producer of Specialty Fertilizers, Lithium & Iodine
23,162,664	Empresas Hites (b)	16,318,118
	Mass Retailer for the Lower Income Strata
		37,384,438
	> Guatemala 0.3%
1,626,600	Tahoe Resources (c)	27,057,681
	Silver Project in Guatemala
	> Colombia 0.3%
14,729,000	Isagen	24,802,720
	Leading Colombian Electricity Provider
	> Uruguay 0.2%
1,306,818	Union Agriculture Group (c)(e)(f)	13,969,884
	Farmland Operator in Uruguay
Latin America: Total		387,971,922
Total Equities: 96.9% (Cost: $5,635,722,340)		8,068,852,689	(h)
Number of Shares		Value
Short-Term Investments 2.7%
220,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	$220,000,000
5,132,860	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	5,132,860
Total Short-Term Investments: 2.7% (Cost: $225,132,860)		225,132,860
Securities Lending Collateral 1.4%
120,006,046	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (i)	120,006,046
Total Securities Lending Collateral: (Cost: $120,006,046)		120,006,046
Total Investments: 101.0% (Cost: $5,980,861,246)(j)		8,413,991,595
Obligation to Return Collateral for Securities Loaned: (1.4)%		(120,006,046)
Cash and Other Assets Less Liabilities: 0.4%		33,335,051
Net Assets: 100.0%		$8,327,320,600

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $115,336,707.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/13	Value	Dividend
Sweco (1)	4,150,024	-	895,000	3,255,024	$53,644,370	$2,061,880
Smiths News	-	10,944,000		10,944,000	42,769,609	425,393
Beadell Resources	17,793,303	41,143,775	-	58,937,078	41,973,117	-
Archipelago Resources	31,764,600	-	-	31,764,600	27,352,305	1,518,209
Wacom (1)(2)	8,600,000	1,660,000	6,872,000	3,388,000	23,822,656	881,792
Icom	732,108	102,892	-	835,000	20,148,587	275,137
Empresas Hites	-	23,280,000	117,336	23,162,664	16,318,118	474,018
UNIT4 (1)	1,574,145	-	1,574,145	-	-	881,545
Southern Arc Minerals (1)	6,217,500	-	6,217,500	-	-	-
Total of Affiliated Transactions	70,831,680	77,130,667	15,675,981	132,286,366	$226,028,762	$6,517,974

(1) At December 31, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

(2) Includes the effects of a stock split.

  The aggregate cost and value of these companies at December 31, 2013, was $147,295,704 and $148,561,736, respectively. Investments in affiliated companies represented 1.78% of the Fund's total net assets at December 31, 2013.

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

> Notes to Statement of Investments

(c)  Non-income producing security.

(d)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option (1)	31,764,600	GBP	0.58	August 13, 2014	$2,630,029

GBP - British Pound

  (1) Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2013, the market value of these securities amounted to $51,298,953, which represented 0.62% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Archipelago Resources	2/23/10-9/26/13	31,764,600	$18,376,857	$27,352,305
Union Agriculture Group	12/8/10-6/27/12	1,306,818	15,000,000	13,969,884
DeeThree Exploration	9/7/10	1,130,000	2,950,812	9,976,764
			$36,327,669	$51,298,953

(f)  Illiquid security.

(g)  The common stock equity holdings of Marel are stated separately on the Statement of Investments due to the application of the onshore or offshore foreign currency exchange rate. The appropriate exchange rate is applied to each purchased security lot based on the applicable registration obtained from Marel's regulatory governing body, the Icelandic Central Bank.

(h)  On December 31, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,668,780,258	20.1
Euro	1,108,798,077	13.3
British Pound	887,287,612	10.6
United States Dollar	725,806,169	8.7
Other currencies less than 5% of total net assets	3,678,180,573	44.2
Total Equities	$8,068,852,689	96.9

(i)  Investment made with cash collateral received from securities lending activity.

(j)  At December 31, 2013, for federal income tax purposes, the cost of investments was $6,116,567,174 and net unrealized appreciation was $2,297,424,421 consisting of gross unrealized appreciation of $2,523,908,518 and gross unrealized depreciation of $226,484,097.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$237,226,747	$3,316,916,711	$27,352,305	$3,581,495,763
Europe	122,156,220	2,759,135,344	-	2,881,291,564
Other Countries	549,087,113	669,006,327	-	1,218,093,440
Latin America	332,028,921	41,973,117	13,969,884	387,971,922
Total Equities	1,240,499,001	6,787,031,499	41,322,189	8,068,852,689
Total Short-Term Investments	225,132,860	-	-	225,132,860
Total Securities Lending Collateral	120,006,046	-	-	120,006,046
Total Investments	$1,585,637,907	$6,787,031,499	$41,322,189	$8,413,991,595
Unrealized Appreciation on Options	-	-	2,630,029	2,630,029
Total	$1,585,637,907	$6,787,031,499	$43,952,218	$8,416,621,624

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Acorn International

Portfolio Diversification

At December 31, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$686,018,313	8.2
Machinery	555,871,300	6.7
Other Industrial Services	470,529,088	5.7
Electrical Components	241,632,793	2.9
Conglomerates	193,760,806	2.3
Outsourcing Services	115,832,129	1.4
Construction	79,253,570	0.9
Industrial Distribution	16,287,463	0.2
	2,359,185,462	28.3
> Consumer Goods & Services
Retail	598,864,471	7.1
Casinos & Gaming	414,066,284	4.9
Food & Beverage	330,524,446	4.0
Other Durable Goods	185,922,105	2.2
Nondurables	157,971,250	1.9
Consumer Goods Distribution	120,408,271	1.5
Restaurants	109,924,522	1.3
Other Consumer Services	81,969,494	1.0
Travel	56,424,711	0.7
Furniture & Textiles	39,288,970	0.5
Educational Services	38,559,245	0.5
Consumer Electronics	13,916,371	0.2
	2,147,840,140	25.8
> Information
Business Software	272,113,726	3.2
Computer Hardware & Related Equipment	246,428,665	3.0
Internet Related	206,628,570	2.5
Financial Processors	140,650,989	1.7
Mobile Communications	131,963,100	1.5
Computer Services	102,697,400	1.2
Instrumentation	44,293,346	0.5
Semiconductors & Related Equipment	40,716,984	0.5
Telephone & Data Services	32,426,733	0.4
TV Broadcasting	12,514,762	0.2
Satellite Broadcasting & Services	8,064,617	0.1
Advertising	4,711,249	0.1
	1,243,210,141	14.9
	Value	Percentage of Net Assets
> Finance
Insurance	$328,677,658	3.9
Banks	197,876,144	2.4
Brokerage & Money Management	191,660,544	2.3
Finance Companies	109,225,407	1.3
Financial Processors	26,679,823	0.4
	854,119,576	10.3
> Other Industries
Real Estate	395,035,853	4.8
Transportation	158,917,872	1.9
Regulated Utilities	24,802,720	0.3
	578,756,445	7.0
> Energy & Minerals
Oil Services	257,590,433	3.1
Mining	158,643,619	1.8
Oil & Gas Producers	68,673,601	0.8
Oil Refining, Marketing & Distribution	23,658,332	0.3
Agricultural Commodities	13,969,884	0.2
	522,535,869	6.2
> Health Care
Medical Supplies	138,212,108	1.7
Pharmaceuticals	122,010,985	1.5
Medical Equipment & Devices	77,709,337	0.9
Health Care Services	25,272,626	0.3
	363,205,056	4.4
Total Equities:	8,068,852,689	96.9
Short-Term Investments:	225,132,860	2.7
Securities Lending Collateral:	120,006,046	1.4
Total Investments:	8,413,991,595	101.0
Obligation to Return Collateral for Securities Loaned:	(120,006,046)	(1.4)
Cash and Other Assets Less Liabilities:	33,335,051	0.4
Net Assets:	$8,327,320,600	100.0

See accompanying notes to financial statements.

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/13	12/31/13
Purchases
Information
Ellie Mae	0	106,180
Infinera	294,278	464,278
Industrial Goods & Services
Dorman Products	97,000	134,000
Consumer Goods & Services
Burlington Stores	0	93,737
Casey's General Stores	138,000	184,000
Fiesta Restaurant Group	92,000	112,000
Prestige Brands Holdings	0	166,000
The Chefs' Warehouse	127,000	198,000
United Natural Foods	54,000	79,000
Heath Care
Alnylam Pharmaceuticals	160,377	203,000
Celldex Therapeutics	0	172,000
Medidata Solutions	0	44,000
Sarepta Therapeutics	151,000	265,000
Energy & Minerals
Carrizo Oil & Gas	41,576	95,000
Chart Industries	0	40,000
Clayton Williams	0	46,000
Hornbeck Offshore	182,000	251,000
WPX Energy	0	240,000
	Number of Shares
	9/30/13	12/31/13
Sales
Information
Bally Technologies	555,000	383,000
Concur Technologies	178,000	112,000
DemandWare	72,000	60,000
Finisar	666,000	426,000
Hackett Group	706,766	591,000
II-VI	1,242,000	1,036,000
Micros Systems	335,000	310,000
Monolithic Power Systems	383,000	255,000
RealPage	330,000	275,000
tw telecom	1,325,000	1,200,000
Webgroup.com	81,192	0
Industrial Goods & Services
Acorn Energy	496,643	290,643
ESCO Technologies	760,000	374,730
Nordson	675,200	590,000
Polypore International	65,000	0
Thermon	386,000	239,000
Consumer Goods & Services
Abercrombie & Fitch	145,000	0
Ryman Hospitality Properties	427,000	236,000
Shutterfly	224,000	185,991
Finance
World Acceptance	211,000	190,000
Health Care
Akorn	742,000	704,625
ARIAD Pharmaceuticals	476,000	0
BioMarin Pharmaceutical	167,338	146,000
Coronado Biosciences	250,000	0
HealthSouth	183,000	150,000
NPS Pharmaceuticals	550,000	477,500
Seattle Genetics	604,000	516,000
Energy & Minerals
Approach Resources	158,000	0
Atwood Oceanics	464,000	247,000
Gulfmark Offshore	153,000	68,000

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, December 31, 2013

Number of Shares		Value
		Equities: 98.1%
Information 26.2%
	> Business Software 8.3%
745,000	Informatica (a)	$30,917,500
	Enterprise Data Integration Software
299,000	Ansys (a)	26,072,800
	Simulation Software for Engineers & Designers
290,000	SPS Commerce (a)	18,937,000
	Supply Chain Management Software Delivered via the Web
310,000	Micros Systems (a)	17,784,700
	Information Systems for Hotels, Restaurants & Retailers
170,000	NetSuite (a)	17,513,400
	End to End IT Systems Solution Delivered Over the Web
112,000	Concur Technologies (a)	11,556,160
	Web Enabled Cost & Expense Management Software
275,000	RealPage (a)(b)	6,429,500
	Software for Managing Rental Properties Delivered via the Web
310,000	Exa (a)	4,110,600
	Simulation Software
60,000	DemandWare (a)	3,847,200
	eCommerce Website Platform for Retailers & Apparel Manufacturers
82,000	Envestnet (a)	3,304,600
	Technology Platform for Investment Advisors
394,119	InContact (a)	3,078,069
	Call Center Systems Delivered Via the Web & Telco Services
126,000	E2Open (a)(b)	3,012,660
	Supply Chain Management Software & Supplier/Partner Network
106,180	Ellie Mae (a)	2,853,057
	Software for Managing & Network for Facilitating Mortgage Origination
		149,417,246
	> Instrumentation 4.6%
164,000	Mettler-Toledo International (a)	39,784,760
	Laboratory Equipment
427,000	IPG Photonics (a)(b)	33,139,470
	Fiber Lasers
274,000	Trimble Navigation (a)	9,507,800
	GPS-based Instruments
		82,432,030
	> Telephone & Data Services 2.1%
1,200,000	tw telecom (a)	36,564,000
	Fiber Optic Telephone/Data Services
364,000	Boingo Wireless (a)	2,333,240
	Wholesale & Retail Wi-Fi Networks
		38,897,240
Number of Shares		Value
	> Computer Services 2.0%
506,000	ExlService Holdings (a)	$13,975,720
	Business Process Outsourcing
327,000	WNS - ADR (India) (a)	7,164,570
	Offshore Business Process Outsourcing Services
175,000	Virtusa (a)	6,665,750
	Offshore IT Outsourcing
582,000	RCM Technologies (a)	4,062,360
	Technology & Engineering Services
591,000	Hackett Group	3,670,110
	IT Integration & Best Practice Research
		35,538,510
	> Telecommunications Equipment 1.8%
426,000	Finisar (a)	10,189,920
	Optical Subsystems & Components
740,000	Ixia (a)	9,849,400
	Telecom Network Test Equipment
281,000	CalAmp (a)	7,859,570
	Machine to Machine Communications
464,278	Infinera (a)	4,540,639
	Optical Networking Equipment
		32,439,529
	> Gaming Equipment & Services 1.7%
383,000	Bally Technologies (a)	30,046,350
	Slot Machines & Software
	> Semiconductors & Related Equipment 1.4%
255,000	Monolithic Power Systems (a)	8,838,300
	High Performance Analog & Mixed Signal Integrated Circuits
970,000	Atmel (a)	7,595,100
	Microcontrollers, Radio Frequency & Memory Semiconductors
238,000	Ultratech (a)	6,902,000
	Semiconductor Equipment
45,000	Hittite Microwave (a)	2,777,850
	Radio Frequency, Microwave & Millimeterwave Semiconductors
		26,113,250
	> Mobile Communications 1.4%
273,000	SBA Communications (a)	24,526,320
	Communications Towers
	> Computer Hardware & Related Equipment 1.3%
1,036,000	II-VI (a)	18,233,600
	Laser Optics & Specialty Materials
83,000	Rogers (a)	5,104,500
	Printed Circuit Materials & High-performance Foams
		23,338,100
	> Financial Processors 0.7%
139,000	Global Payments	9,033,610
	Credit Card Processor

See accompanying notes to financial statements.

Number of Shares		Value
	> Financial Processors—continued
153,000	Liquidity Services (a)(b)	$3,466,980
	E-Auctions for Surplus & Salvage Goods
		12,500,590
	> Contract Manufacturing 0.5%
215,000	Plexus (a)	9,307,350
	Electronic Manufacturing Services
	> Internet Related 0.2%
141,831	RetailMeNot (a)	4,083,314
	Digital Coupon Marketplace
	> Business Information & Marketing Services 0.2%
228,294	RPX (a)	3,858,169
	Patent Aggregation & Defensive Patent Consulting
Information: Total		472,497,998
Industrial Goods & Services 20.2%
	> Machinery 14.6%
871,000	Ametek	45,875,570
	Aerospace/Industrial Instruments
590,000	Nordson	43,837,000
	Dispensing Systems for Adhesives & Coatings
855,000	Donaldson	37,158,300
	Industrial Air Filtration
757,500	HEICO	31,905,900
	FAA Approved Aircraft Replacement Parts
436,000	Moog (a)	29,621,840
	Motion Control Products for Aerospace, Defense & Industrial Markets
237,000	Toro	15,073,200
	Turf Maintenance Equipment
245,000	Generac	13,876,800
	Standby Power Generators
264,000	Kennametal	13,746,480
	Consumable Cutting Tools
374,730	ESCO Technologies	12,838,250
	Automatic Electric Meter Readers
46,000	Middleby (a)	11,038,620
	Manufacturer of Cooking Equipment
134,000	Dorman Products (a)	7,513,380
	Aftermarket Auto Parts Distributor
		262,485,340
	> Industrial Materials & Specialty Chemicals 2.1%
539,000	Drew Industries	27,596,800
	RV & Manufactured Home Components
290,000	Polyone	10,251,500
	Intermediate Stage Chemicals Producer
		37,848,300
Number of Shares		Value
	> Electrical Components 1.5%
190,000	Acuity Brands	$20,770,800
	Commercial Lighting Fixtures
239,000	Thermon (a)	6,531,870
	Global Engineered Thermal Solutions
		27,302,670
	> Industrial Distribution 0.8%
90,000	WESCO International (a)	8,196,300
	Industrial Distributor
217,000	MRC Global (a)	7,000,420
	Industrial Distributor
		15,196,720
	> Other Industrial Services 0.8%
188,000	Forward Air	8,255,080
	Freight Transportation Between Airports
151,000	KAR Auction Services	4,462,050
	Auto Auctions
290,643	Acorn Energy (b)	1,182,917
	Fiber Optic Oil Well Monitoring & Evaluation
		13,900,047
	> Construction 0.2%
86,000	Fortune Brands Home & Security	3,930,200
	Home Building Supplies & Small Locks
	> Waste Management 0.2%
82,000	Waste Connections	3,577,660
	Solid Waste Management
Industrial Goods & Services: Total		364,240,937
Consumer Goods & Services 16.2%
	> Travel 5.1%
1,183,950	Avis Budget Group (a)	47,855,259
	Second Largest Car Rental Company
614,000	Hertz (a)	17,572,680
	Largest U.S. Rental Car Operator
236,000	Ryman Hospitality Properties (b)	9,860,080
	Convention Hotels
172,666	Choice Hotels	8,479,627
	Franchisor of Budget Hotel Brands
135,000	HomeAway (a)	5,518,800
	Vacation Rental Online Marketplace
29,000	Vail Resorts	2,181,670
	Ski Resort Operator & Developer
		91,468,116
	> Retail 2.9%
805,000	Pier 1 Imports	18,579,400
	Home Furnishing Retailer
184,000	Casey's General Stores	12,926,000
	Owner/Operator of Convenience Stores

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value
	> Retail—continued
185,991	Shutterfly (a)	$9,472,522
	Internet Photo-centric Retailer
135,000	Fifth & Pacific Companies (a)	4,329,450
	Global Lifestyle Brand
46,400	Restoration Hardware Holdings (a)	3,122,720
	Specialty Home Furnishing Retailer
93,737	Burlington Stores (a)(b)	2,999,584
	Off-price Apparel Retailer
		51,429,676
	> Furniture & Textiles 2.4%
333,814	Caesarstone (Israel)	16,580,541
	Quartz Countertops
688,000	Interface	15,108,480
	Modular Carpet
657,000	Knoll	12,029,670
	Office Furniture
		43,718,691
	> Consumer Goods Distribution 1.8%
358,000	Pool	20,814,120
	Swimming Pool Supplies & Equipment Distributor
79,000	United Natural Foods (a)	5,955,810
	Distributor of Natural/Organic Foods to Grocery Stores
198,000	The Chefs' Warehouse (a)	5,773,680
	Distributor of Specialty Foods to Fine Dining Restaurants
		32,543,610
	> Other Consumer Services 1.1%
293,000	Lifetime Fitness (a)	13,771,000
	Sport & Fitness Club Operator
252,000	Blackhawk Network (a)	6,365,520
	Third Party Distributer of Prepaid Content, Mostly Gift Cards
		20,136,520
	> Other Durable Goods 1.1%
187,000	Cavco Industries (a)	12,846,900
	Manufactured Homes
297,000	Select Comfort (a)	6,263,730
	Specialty Mattresses
		19,110,630
	> Nondurables 0.8%
152,000	Helen of Troy (a)	7,525,520
	Personal Care, Housewares, Healthcare & Home Environment Products
166,000	Prestige Brands Holdings (a)	5,942,800
	Household & Personal Care Products
		13,468,320
	> Food & Beverage 0.4%
269,723	Boulder Brands Inc (a)	4,277,807
	Healthy Food Products
Number of Shares		Value
100,000	B&G Foods	$3,391,000
	Acquirer of Small Food Brands
		7,668,807
	> Restaurants 0.3%
112,000	Fiesta Restaurant Group (a)	5,850,880
	Owns/Operates Two Restaurant Chains: Pollo Tropical & Taco Cabana
	> Apparel 0.2%
475,000	Quiksilver (a)	4,165,750
	Action Sports Lifestyle Branded Apparel & Footwear
	> Educational Services 0.1%
34,350	ITT Educational Services (a)(b)	1,153,473
	Post-secondary Degree Services
Consumer Goods & Services: Total		290,714,473
Finance 13.7%
	> Banks 7.8%
801,000	MB Financial	25,704,090
	Chicago Bank
993,000	Associated Banc-Corp	17,278,200
	Midwest Bank
164,000	SVB Financial Group (a)	17,197,040
	Bank to Venture Capitalists
392,597	Lakeland Financial	15,311,283
	Indiana Bank
173,000	City National	13,705,060
	Bank & Asset Manager
1,615,986	First Busey	9,372,719
	Illinois Bank
228,000	Hancock Holding	8,363,040
	Gulf Coast Bank
487,000	TCF Financial	7,913,750
	Great Lakes Bank
566,750	Valley National Bancorp (b)	5,735,510
	New Jersey/New York Bank
633,994	First Commonwealth	5,591,827
	Western Pennsylvania Bank
695,000	TrustCo Bank	4,990,100
	New York State Bank
171,826	Sandy Spring Bancorp	4,843,775
	Baltimore & Washington, D.C. Bank
154,849	Guaranty Bancorp	2,175,628
	Colorado Bank
89,700	Hudson Valley	1,825,395
	Metro New York City Bank
		140,007,417
	> Finance Companies 3.9%
190,000	World Acceptance (a)(b)	16,630,700
	Personal Loans
673,208	CAI International (a)	15,867,513
	International Container Leasing
389,000	Textainer Group Holdings (b)	15,645,580
	Top International Container Leaser

See accompanying notes to financial statements.

Number of Shares		Value
	> Finance Companies—continued
315,000	McGrath Rentcorp	$12,537,000
	Temporary Space & IT Rentals
264,072	H & E Equipment Services (a)	7,824,453
	Heavy Equipment Leasing
91,000	Marlin Business Services	2,293,200
	Small Equipment Leasing
		70,798,446
	> Savings & Loans 0.9%
393,487	ViewPoint Financial	10,801,218
	Texas Thrift
128,000	Berkshire Hills Bancorp	3,490,560
	Northeast Thrift
157,073	Simplicity Bancorp	2,538,300
	Los Angeles Savings & Loan
		16,830,078
	> Insurance 0.6%
45,000	Allied World Holdings	5,076,450
	Commercial Lines Insurance/Reinsurance
35,000	Enstar Group (a)	4,861,850
	Insurance/Reinsurance & Related Services
		9,938,300
	> Brokerage & Money Management 0.5%
139,000	SEI Investments	4,827,470
	Mutual Fund Administration & Investment Management
200,000	Kennedy-Wilson Holdings	4,450,000
	Global Distressed Real Estate
		9,277,470
Finance: Total		246,851,711
Health Care 10.5%
	> Biotechnology & Drug Delivery 5.2%
321,100	Synageva Biopharma (a)	20,781,592
	Biotech Focused on Orphan Diseases
516,000	Seattle Genetics (a)	20,583,240
	Antibody-based Therapies for Cancer
477,500	NPS Pharmaceuticals (a)	14,496,900
	Orphan Drugs & Healthy Royalties
203,000	Alnylam Pharmaceuticals (a)	13,058,990
	Biotech Developing Drugs for Rare Diseases
146,000	BioMarin Pharmaceutical (a)	10,259,420
	Biotech Focused on Orphan Diseases
265,000	Sarepta Therapeutics (a)(b)	5,398,050
	Biotech Focused on Rare Diseases
364,000	InterMune (a)	5,361,720
	Drugs for Pulmonary Fibrosis & Hepatitis C
172,000	Celldex Therapeutics (a)	4,164,120
	Biotech Developing Drugs for Cancer
Number of Shares		Value
228	CymaBay Therapeutics (a)(c)(d)	$970
	Diabetes Drug Development
		94,105,002
	> Medical Supplies 2.0%
612,600	Cepheid (a)	28,620,672
	Molecular Diagnostics
87,000	Techne	8,236,290
	Cytokines, Antibodies & Other Reagents for Life Science
		36,856,962
	> Health Care Services 1.5%
960,000	Allscripts Healthcare Solutions (a)	14,841,600
	Health Care IT
150,000	HealthSouth	4,998,000
	Inpatient Rehabilitation Facilities
112,000	Envision Healthcare Holdings (a)	3,978,240
	Provider of Health Care Outsourcing Services
44,000	Medidata Solutions (a)	2,665,080
	Cloud-based Software for Drug Studies
		26,482,920
	> Pharmaceuticals 1.1%
704,625	Akorn (a)	17,354,913
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
331,180	Alimera Sciences (a)(b)	1,559,858
	Ophthalmology-focused Pharmaceutical Company
		18,914,771
	> Medical Equipment & Devices 0.7%
183,000	Sirona Dental Systems (a)	12,846,600
	Manufacturer of Dental Equipment
Health Care: Total		189,206,255
Other Industries 5.9%
	> Real Estate 5.0%
832,000	Extra Space Storage	35,052,160
	Self Storage Facilities
986,800	EdR	8,703,576
	Student Housing
1,255,000	Kite Realty Group	8,245,350
	Community Shopping Centers
491,000	Associated Estates Realty	7,880,550
	Multifamily Properties
223,000	Coresite Realty	7,178,370
	Data Centers
356,000	St. Joe (a)(b)	6,831,640
	Florida Panhandle Landowner
871,000	DCT Industrial Trust	6,210,230
	Industrial Properties
91,000	Post Properties	4,115,930
	Multifamily Properties
196,200	Biomed Realty Trust	3,555,144
	Life Science-focused Office Buildings

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value
	> Real Estate—continued
90,000	American Residential Properties (a)(b)	$1,544,400
	Single-family Rental Properties
		89,317,350
	> Transportation 0.9%
468,091	Rush Enterprises, Class A (a)	13,878,898
105,000	Rush Enterprises, Class B (a)	2,677,500
	Truck Sales & Service
		16,556,398
Other Industries: Total		105,873,748
Energy & Minerals 5.4%
	> Oil & Gas Producers 2.8%
116,000	SM Energy	9,640,760
	Oil & Gas Producer
166,000	PDC Energy (a)	8,834,520
	Oil & Gas Producer in U.S.
180,000	Rosetta Resources (a)	8,647,200
	Oil & Gas Producer Exploring in Texas
240,000	WPX Energy (a)	4,891,200
	Oil & Gas Produced in U.S. & Argentina
159,000	Laredo Petroleum (a)	4,402,710
	Permian Basin Oil Producer
95,000	Carrizo Oil & Gas (a)	4,253,150
	Oil & Gas Producer
157,000	Bill Barrett Corporation (a)(b)	4,204,460
	Oil & Gas Producer in U.S. Rockies
46,000	Clayton Williams (a)	3,769,700
	Oil & Gas Producer
464,000	Quicksilver Resources (a)(b)	1,424,480
	Natural Gas & Coal Seam Gas Producer
19,548	Matador Resources (a)	364,375
	Oil & Gas Producer in Texas & Louisiana
		50,432,555
	> Oil Services 1.8%
247,000	Atwood Oceanics (a)	13,187,330
	Offshore Drilling Contractor
251,000	Hornbeck Offshore (a)	12,356,730
	Supply Vessel Operator in U.S. Gulf of Mexico
40,000	Chart Industries (a)	3,825,600
	Manufacturer of Natural Gas Processing/Storage Equipment
Number of Shares		Value
68,000	Gulfmark Offshore	$3,204,840
	Operator of Offshore Supply Vessels
		32,574,500
	> Mining 0.8%
70,000	Core Labs (Netherlands)	13,366,500
	Oil & Gas Reservoir Consulting
546,000	Alexco Resource (a)(b)	687,960
	Mining, Exploration & Environmental Services
		14,054,460
Energy & Minerals: Total		97,061,515
Total Equities: 98.1% (Cost: $908,174,912)		1,766,446,637	(e)(f)
Short-Term Investments: 1.8%
31,294,824	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	31,294,824
Total Short-Term Investments: 1.8% (Cost: $31,294,824)		31,294,824
Securities Lending Collateral 3.2%
58,504,906	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	58,504,906
Total Securities Lending Collateral: (Cost: $58,504,906)		58,504,906
Total Investments: 103.1% (Cost: $997,974,642)(h)		1,856,246,367
Obligation to Return Collateral for Securities Loaned: (3.2)%		(58,504,906)
Cash and Other Assets Less Liabilities: 0.1%		2,544,942
Net Assets: 100.0%		$1,800,286,403

ADR - American Depositary Receipts
> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $56,975,550.

(c)  Illiquid security.

See accompanying notes to financial statements.

> Notes to Statement of Investments

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2013, the market value of this security amounted to $970, which represented less than 0.01% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
CymaBay Therapeutics	2/11/00	228	$1,999,910	$970

(e)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/13	Value	Dividend
RCM Technologies (1)	640,000	-	58,000	582,000	$4,062,360	$-

(1)  At December 31, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

(f)  On December 31, 2013, the market value of foreign securities represented 2.06% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Israel	$16,580,541	0.92
Netherlands	13,366,500	0.74
India	7,164,570	0.40
Total Foreign Portfolio	$37,111,611	2.06

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2013, for federal income tax purposes, the cost of investments was $998,663,376 and net unrealized appreciation was $857,582,991 consisting of gross unrealized appreciation of $881,121,057 and gross unrealized depreciation of $23,538,066.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of December 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$472,497,998	$-	$-	$472,497,998
Industrial Goods & Services	364,240,937	-	-	364,240,937
Consumer Goods & Services	290,714,473	-	-	290,714,473
Finance	246,851,711	-	-	246,851,711
Health Care	189,205,285	-	970	189,206,255
Other Industries	105,873,748	-	-	105,873,748
Energy & Minerals	97,061,515	-	-	97,061,515
Total Equities	1,766,445,667	-	970	1,766,446,637
Total Short-Term Investments	31,294,824	-	-	31,294,824
Total Securities Lending Collateral	58,504,906	-	-	58,504,906
Total Investments	$1,856,245,397	$-	$970	$1,856,246,367

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/13	12/31/13
Purchases
Asia
> Japan
Dentsu	164,000	188,000
Makita	0	74,000
Rinnai	122,000	166,500
> Korea
AmorePacific Group	0	2,631
CJ Corp	38,000	52,400
Kepco Plant Service & Engineering	142,919	174,900
Europe
> United Kingdom
Babcock International	416,504	476,000
Smith & Nephew	439,000	580,000
> France
Gemalto	0	33,000
> Norway
Orkla	433,032	724,000
Subsea 7	171,000	257,000
Other Countries
> Australia
Crown Resorts Ltd.	0	250,000
IAG	1,976,000	2,000,000
	Number of Shares
	9/30/13	12/31/13
Sales
Asia
> Japan
NGK Spark Plug	759,000	614,000
Seven Bank	2,535,000	2,253,000
Start Today	375,000	143,700
Toyo Suisan Kaisha	154,800	0
> Singapore
Mapletree Industrial Trust	5,869,000	0
Mapletree Logistics Trust	10,847,000	8,571,000
> Taiwan
Far EasTone Telecom	9,640,000	6,700,000
Taiwan Mobile	2,950,000	550,000
Other Countries
> Canada
CCL Industries	202,000	151,000
Goldcorp	271,000	159,000
> United States
Atwood Oceanics	82,000	67,000
Latin America
> Mexico
Fresnillo	243,000	0

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, December 31, 2013

Number of Shares		Value
		Equities: 95.7%
Asia 42.8%
	> Japan 20.4%
614,000	NGK Spark Plug	$14,552,183
	Automobile Parts
166,500	Rinnai	12,971,716
	Gas Appliances for Household & Commercial Use
2,253,000	Seven Bank	8,811,628
	ATM Processing Services
188,000	Dentsu	7,688,943
	Advertising Agency
658	Nippon Prologis REIT	6,302,959
	Logistics REIT in Japan
91,000	FamilyMart	4,157,474
	Convenience Store Operator
3,125	Orix JREIT	3,909,539
	Diversified REIT
74,000	Makita	3,891,857
	Power Tools
206,000	Park24	3,884,935
	Parking Lot Operator
143,700	Start Today	3,573,175
	Online Japanese Apparel Retailer
414,000	Wacom	2,911,033
	Computer Graphic Illustration Devices
		72,655,442
	> Singapore 6.7%
9,513,999	Ascendas REIT	16,650,853
	Industrial Property Landlord
8,571,000	Mapletree Logistics Trust	7,173,865
	Industrial Property Landlord
		23,824,718
	> Korea 5.7%
174,900	Kepco Plant Service & Engineering	9,086,744
	Power Plant & Grid Maintenance
52,400	CJ Corp	5,795,769
	Holding Company of Korean Consumer Conglomerate
66,800	Coway	4,208,235
	Household Appliance Rental Service Provider
2,631	AmorePacific Group	1,160,737
	Holding Company of Korea's Leading Cosmetics Manufacturer
		20,251,485
	> Taiwan 4.6%
6,700,000	Far EasTone Telecom	14,719,038
	Taiwan's Third Largest Mobile Operator
550,000	Taiwan Mobile	1,777,717
	Taiwan's Second Largest Mobile Operator
		16,496,755
	> Indonesia 2.9%
11,903,000	Archipelago Resources (a)(b)(c)	10,249,601
	Gold Mining Projects in Indonesia, Vietnam & Philippines
Number of Shares		Value
	> Hong Kong 2.5%
2,391,000	Melco International	$8,819,842
	Macau Casino Operator
Asia: Total		152,297,843
Europe 28.4%
	> United Kingdom 11.7%
900,000	Jardine Lloyd Thompson Group	15,191,799
	International Business Insurance Broker
476,000	Babcock International	10,695,738
	Public Sector Outsourcer
580,000	Smith & Nephew	8,283,960
	Medical Equipment & Supplies
70,000	Whitbread	4,356,406
	The UK's Leading Hotelier & Coffee Shop
270,000	Telecity	3,248,040
	European Data Center Provider
		41,775,943
	> France 4.4%
153,900	Neopost (d)	11,876,079
	Postage Meter Machines
33,000	Gemalto	3,631,830
	Digital Security Solutions
		15,507,909
	> Denmark 3.8%
131,474	SimCorp	5,166,277
	Software for Investment Managers
109,000	Novozymes	4,604,186
	Industrial Enzymes
67,300	Jyske Bank (e)	3,638,875
	Danish Bank
		13,409,338
	> Norway 3.0%
724,000	Orkla	5,659,058
	Food & Brands, Aluminum, Chemicals Conglomerate
257,000	Subsea 7	4,926,919
	Offshore Subsea Contractor
		10,585,977
	> Switzerland 2.3%
30,500	Partners Group	8,134,017
	Private Markets Asset Management
	> Germany 1.2%
107,400	Wirecard	4,251,138
	Online Payment Processing & Risk Management
	> Spain 1.0%
66,000	Viscofan	3,754,421
	Sausage Casings Maker
	> Sweden 1.0%
115,000	Hexagon	3,637,709
	Design, Measurement & Visualization Software & Equipment
Europe: Total		101,056,452

See accompanying notes to financial statements.

Number of Shares		Value
Other Countries 18.8%
	> Australia 8.8%
2,000,000	IAG	$10,413,281
	General Insurance Provider
1,674,000	Challenger Financial	9,297,039
	Largest Annuity Provider
1,700,000	Regis Resources	4,461,267
	Gold Mining in Australia
250,000	Crown Resorts Ltd.	3,771,940
	Australian Casino Operator
370,000	Amcor	3,494,943
	Global Leader in Flexible & Rigid Packaging
		31,438,470
	> Canada 4.1%
151,000	CCL Industries	11,261,210
	Largest Global Label Converter
159,000	Goldcorp	3,445,530
	Gold Mining
		14,706,740
	> South Africa 3.3%
846,448	Coronation Fund Managers	6,460,253
	South African Fund Manager
50,000	Naspers	5,233,724
	Media in Africa, China, Russia & Other Emerging Markets
		11,693,977
	> United States 2.6%
66,000	SM Energy	5,485,260
	Oil & Gas Producer
67,000	Atwood Oceanics (e)	3,577,130
	Offshore Drilling Contractor
		9,062,390
Other Countries: Total		66,901,577
Latin America 5.7%
	> Guatemala 2.7%
588,000	Tahoe Resources (e)	9,781,087
	Silver Project in Guatemala
Number of Shares		Value
	> Brazil 2.4%
12,057,582	Beadell Resources (e)	$8,587,027
	Gold Mining in Brazil
	> Uruguay 0.6%
191,666	Union Agriculture Group (a)(c)(e)	2,048,910
	Farmland Operator in Uruguay
Latin America: Total		20,417,024
Total Equities: 95.7% (Cost: $269,899,464)		340,672,896	(f)
Short-Term Investments: 4.1%
14,537,726	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	14,537,726
Total Short-Term Investments: 4.1% (Cost: $14,537,726)		14,537,726
Securities Lending Collateral 0.2%
662,817	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	662,817
Total Securities Lending Collateral: (Cost: $662,817)		662,817
Total Investments: 100.0% (Cost: $285,100,007)(h)		355,873,439
Obligation to Return Collateral for Securities Loaned: (0.2)%		(662,817)
Cash and Other Assets Less Liabilities: 0.2%		678,512
Net Assets: 100.0%		$355,889,134

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2013, the market value of these securities amounted to $12,298,511, which represented 3.46% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Archipelago Resources	12/20/10-9/26/13	11,903,000	$12,066,977	$10,249,601
Union Agriculture Group	12/8/10-6/27/12	191,666	2,200,000	2,048,910
			$14,266,977	$12,298,511

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, continued

> Notes to Statement of Investments

(b)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option (1)	11,903,000	GBP	0.58	August 13, 2014	$985,539

GBP - British Pound

(1)  Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees.

(c)  Illiquid security.

(d)  All or a portion of this security was on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $624,717.

(e)  Non-income producing security.

(f)  On December 31, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$72,655,442	20.4
British Pound	52,025,543	14.6
Australian Dollar	40,025,497	11.3
Singapore Dollar	23,824,718	6.7
Euro	23,513,469	6.6
Canadian Dollar	21,042,297	5.9
South Korean Won	20,251,485	5.7
Other currencies less than 5% of total net assets	87,334,445	24.5
Total Equities	$340,672,896	95.7

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2013, for federal income tax purposes, the cost of investments was $295,031,767 and net unrealized appreciation was $60,841,672 consisting of gross unrealized appreciation of $71,010,395 and gross unrealized depreciation of $10,168,723.

  At December 31, 2013, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	93,885,300	$9,000,000	1/15/14	$65,818

  The counterparty for all forward foreign currency exchange contracts is Morgan Stanley.

USD - United States Dollar

ZAR - South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$-	$142,048,242	$10,249,601	$152,297,843
Europe	-	101,056,452	-	101,056,452
Other Countries	23,769,130	43,132,447	-	66,901,577
Latin America	9,781,087	8,587,027	2,048,910	20,417,024
Total Equities	33,550,217	294,824,168	12,298,511	340,672,896
Total Short-Term Investments	14,537,726	-	-	14,537,726
Total Securities Lending Collateral	662,817	-	-	662,817
Total Investments	$48,750,760	$294,824,168	$12,298,511	$355,873,439
Unrealized Appreciation on:
Forward Foreign Currency Exchange Contracts	-	65,818	-	65,818
Options	-	-	985,539	985,539
Total	$48,750,760	$294,889,986	$13,284,050	$356,924,796

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the period ending December 31, 2013, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2013
Equities
Asia	$-	$-	$(1,345,999)	$741,091	$-	$10,854,509	$-	$10,249,601
Latin America	1,962,660	-	86,250	-	-	-	-	2,048,910
Options
Asia	-	-	985,539	-	-	-	-	985,539
	$1,962,660	$-	$(274,210)	$741,091	$-	$10,854,509	$-	$13,284,050

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, continued

> Notes to Statement of Investments

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2013, which were valued using significant unobservable inputs (Level 3), amounted to $(274,210).

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 12/31/13	Valuation Technique(s)	Unobservable Input(s)	Range
Equities
Asia	$10,249,601	Discounted cash flow	Enterprise valuation and illiquid discount	19.5	% to 22.7%
Latin America	$2,048,910	Market comparable companies	Discount for lack of marketability	8	% to 10%
Options
Asia	$985,539	Income approach	Illiquid discount	6%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

  Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

See accompanying notes to financial statements.

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Goods & Services
Other Durable Goods	$27,523,899	7.7
Casinos & Gaming	12,591,783	3.5
Nondurables	12,421,947	3.5
Other Consumer Services	10,004,004	2.8
Retail	7,730,649	2.2
Restaurants	4,356,406	1.2
Food & Beverage	3,754,421	1.1
	78,383,109	22.0
> Finance
Insurance	34,902,118	9.8
Brokerage & Money Management	14,594,271	4.1
Banks	12,450,503	3.5
	61,946,892	17.4
> Industrial Goods & Services
Outsourcing Services	19,782,482	5.5
Machinery	15,767,936	4.4
Industrial Materials & Specialty Chemicals	8,099,129	2.3
Conglomerates	5,659,058	1.6
Other Industrial Services	3,884,935	1.1
	53,193,540	14.9
> Energy & Minerals
Mining	36,524,513	10.2
Oil Services	8,504,049	2.4
Oil & Gas Producers	5,485,260	1.6
Agricultural Commodities	2,048,909	0.6
	52,562,731	14.8
> Information
Mobile Communications	16,496,755	4.6
Business Software	8,803,986	2.5
Advertising	7,688,943	2.2
Computer Hardware & Related Equipment	6,542,863	1.8
Internet Related	5,233,724	1.5
Financial Processors	4,251,138	1.2
Computer Services	3,248,040	0.9
	52,265,449	14.7
> Other Industries
Real Estate	34,037,216	9.6
	34,037,216	9.6
	Value	Percentage of Net Assets
> Health Care
Medical Equipment & Devices	$8,283,959	2.3
	8,283,959	2.3
Total Equities:	340,672,896	95.7
Short-Term Investments:	14,537,726	4.1
Securities Lending Collateral:	662,817	0.2
Total Investments:	355,873,439	100.0
Obligation to Return Collateral for Securities Loaned:	(662,817)	(0.2)
Cash and Other Assets Less Liabilities:	678,512	0.2
Net Assets:	$355,889,134	100.0

See accompanying notes to financial statements.

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/13	12/31/13
Purchases
Industrial Goods & Services
Airgas	94,064	117,000
Information
Ansys	138,000	153,000
Informatica	0	234,000
Energy & Minerals
Antero Resources	0	58,300
Other Industries
Extra Space Storage	0	230,000
	Number of Shares
	9/30/13	12/31/13
Sales
Industrial Goods & Services
FMC Corporation	265,000	220,000
Pall	375,000	265,000
Quanta Services	790,000	760,000
Information
Amphenol	445,000	370,000
Atmel	575,000	360,000
Crown Castle International	265,000	0
Sanmina-SCI	740,000	440,000
SBA Communications	350,000	325,000
WNS - ADR	2,055,960	1,589,000
Consumer Goods & Services
Hertz	1,643,000	1,415,000
ITT Educational Services	198,000	120,000
Lifetime Fitness	275,000	250,000
ULTA	129,000	115,000
Finance
Associated Banc-Corp	1,043,000	860,000
City National	445,000	333,000
CNO Financial Group	2,970,000	2,085,000
Energy & Minerals
Kirkland Lake Gold	1,550,000	0
Heath Care
Cepheid	464,000	435,000
Other Industries
Biomed Realty Trust	235,000	0

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, December 31, 2013

Number of Shares		Value
		Equities: 98.8%
Industrial Goods & Services 25.2%
	> Machinery 18.4%
990,000	Ametek	$52,143,300
	Aerospace/Industrial Instruments
830,000	Donaldson	36,071,800
	Industrial Air Filtration
505,000	Kennametal	26,295,350
	Consumable Cutting Tools
265,000	Pall	22,617,750
	Life Science, Water & Industrial Filtration
288,000	Nordson	21,398,400
	Dispensing Systems for Adhesives & Coatings
		158,526,600
	> Outsourcing Services 2.8%
760,000	Quanta Services (a)	23,985,600
	Electrical & Telecom Construction Services
	> Industrial Materials & Specialty Chemicals 1.9%
220,000	FMC Corporation	16,601,200
	Niche Specialty Chemicals
	> Industrial Distribution 1.5%
117,000	Airgas	13,086,450
	Industrial Gas Distributor
	> Other Industrial Services 0.6%
107,000	Forward Air	4,698,370
	Freight Transportation Between Airports
Industrial Goods & Services: Total		216,898,220
Information 21.7%
	> Instrumentation 4.7%
98,000	Mettler-Toledo International (a)	23,773,820
	Laboratory Equipment
490,000	Trimble Navigation (a)	17,003,000
	GPS-based Instruments
		40,776,820
	> Computer Services 4.0%
1,589,000	WNS - ADR (India) (a)	34,814,990
	Offshore Business Process Outsourcing Services
	> Computer Hardware & Related Equipment 3.8%
370,000	Amphenol	32,996,600
	Electronic Connectors
	> Mobile Communications 3.4%
325,000	SBA Communications (a)	29,198,000
	Communications Towers
	> Business Software 2.7%
153,000	Ansys (a)	13,341,600
	Simulation Software for Engineers & Designers
Number of Shares		Value
234,000	Informatica (a)	$9,711,000
	Enterprise Data Integration Software
		23,052,600
	> Telecommunications Equipment 1.9%
180,000	F5 Networks (a)	16,354,800
	Internet Traffic Management Equipment
	> Contract Manufacturing 0.9%
440,000	Sanmina-SCI (a)	7,348,000
	Electronic Manufacturing Services
	> Semiconductors & Related Equipment 0.3%
360,000	Atmel (a)	2,818,800
	Microcontrollers, Radio Frequency & Memory Semiconductors
Information: Total		187,360,610
Consumer Goods & Services 16.4%
	> Travel 7.9%
1,415,000	Hertz (a)	40,497,300
	Largest U.S. Rental Car Operator
238,000	Vail Resorts	17,904,740
	Ski Resort Operator & Developer
200,000	Choice Hotels	9,822,000
	Franchisor of Budget Hotel Brands
		68,224,040
	> Retail 3.7%
184,000	Casey's General Stores	12,926,000
	Owner/Operator of Convenience Stores
115,000	ULTA (a)	11,099,800
	Specialty Beauty Product Retailer
195,000	Best Buy	7,776,600
	Consumer Electronic Specialty Retailer
		31,802,400
	> Other Consumer Services 2.8%
250,000	Lifetime Fitness (a)	11,750,000
	Sport & Fitness Club Operator
435,000	Blackhawk Network (a)(b)	10,988,100
	Third Party Distributer of Prepaid Content, Mostly Gift Cards
898,852	IFM Investments (Century 21 China RE) - ADR (China) (a)(c)	1,842,647
	Real Estate Services in China
		24,580,747
	> Apparel 1.4%
89,000	PVH	12,105,780
	Apparel Wholesaler & Retailer
	> Educational Services 0.5%
120,000	ITT Educational Services (a)(b)	4,029,600
	Post-secondary Degree Services
	> Food & Beverage 0.1%
1,500,000	GLG Life Tech (Canada) (a)	706,048
	Producer of an All-natural Sweetener Extracted from the Stevia Plant
Consumer Goods & Services: Total		141,448,615

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, continued

Number of Shares		Value
Finance 16.4%
	> Banks 4.8%
333,000	City National	$26,380,260
	Bank & Asset Manager
860,000	Associated Banc-Corp	14,964,000
	Midwest Bank
		41,344,260
	> Credit Cards 4.4%
678,000	Discover Financial Services	37,934,100
	Credit Card Company
	> Insurance 4.3%
2,085,000	CNO Financial Group	36,883,650
	Life, Long-term Care & Medical Supplement Insurance
	> Brokerage & Money Management 2.9%
725,000	SEI Investments	25,179,250
	Mutual Fund Administration & Investment Management
Finance: Total		141,341,260
Energy & Minerals 9.5%
	> Oil & Gas Producers 6.1%
3,600,000	Canacol (Colombia) (a)	24,163,803
	Oil Producer in South America
20,600,000	Shamaran Petroleum (Iraq) (a)	8,920,687
	Oil Exploration & Production in Kurdistan
410,000	Pacific Rubiales Energy (Colombia)	7,078,748
	Oil Production & Exploration in Colombia
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(c)(d)	5,687,927
	Oil & Gas Exploration/Production in the North Sea
58,300	Antero Resources (a)	3,698,552
	Oil & Gas Exploration & Production in Utica & Marcellus Shale
12,000,000	Petromanas (Canada) (a)	1,807,484
	Exploring for Oil in Albania
33,700,000	Petrodorado Energy (Colombia) (a)(c)	1,110,379
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
		52,467,580
	> Agricultural Commodities 2.2%
1,742,424	Union Agriculture Group (Uruguay) (a)(d)(e)	18,626,513
	Farmland Operator in Uruguay
	> Oil Services 1.1%
260,000	Rowan (a)	9,193,600
	Contract Offshore Driller
	> Alternative Energy 0.1%
2,000,000	Synthesis Energy Systems (China) (a)	1,200,000
	Owner/Operator of Gasification Plants
Energy & Minerals: Total		81,487,693
Number of Shares		Value
Health Care 6.2%
	> Medical Supplies 4.5%
435,000	Cepheid (a)	$20,323,200
	Molecular Diagnostics
163,000	Henry Schein (a)	18,624,380
	Largest Distributor of Healthcare Products
		38,947,580
	> Biotechnology & Drug Delivery 1.7%
363,000	Seattle Genetics (a)	14,480,070
	Antibody-based Therapies for Cancer
Health Care: Total		53,427,650
Other Industries 3.4%
	> Real Estate 3.4%
430,000	Post Properties	19,448,900
	Multifamily Properties
230,000	Extra Space Storage	9,689,900
	Self Storage Facilities
		29,138,800
Other Industries: Total		29,138,800
Total Equities: 98.8% (Cost: $511,549,785)		851,102,848 (f)
Short-Term Investments: 2.1%
18,436,144	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	18,436,144
Total Short-Term Investments: 2.1% (Cost: $18,436,144)		18,436,144
Securities Lending Collateral 0.4%
3,090,175	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	3,090,175
Total Securities Lending Collateral: (Cost: $3,090,175)		3,090,175
Total Investments: 101.3% (Cost: $533,076,104)(h)		872,629,167
Obligation to Return Collateral for Securities Loaned: (0.4)%		(3,090,175)
Cash and Other Assets Less Liabilities: (0.9)%		(7,995,449)
Net Assets: 100.0%		$861,543,543

ADR - American Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $3,049,372.

(c)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/13	Value	Dividend
WNS - ADR (1)	3,034,100	-	1,445,100	1,589,000	$34,814,990	$-
Canadian Overseas Petroleum	24,000,000	-	-	24,000,000	5,687,927	-
IFM Investments (Century 21 China RE) - ADR	1,300,000	-	401,148	898,852	1,842,647	-
Petrodorado Energy	33,700,000	-	-	33,700,000	1,110,379	-
Globalstar (1)	19,000,000	-	19,000,000	-	-	-
Total of Affiliated Transactions	81,034,100	-	20,846,248	60,187,852	$43,455,943	$-

(1) At December 31, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

The aggregate cost and value of these companies at December 31, 2013, was $30,471,805 and $8,640,953, respectively. Investments in affiliated companies represented 1.00% of the Fund's total net assets at December 31, 2013.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2013, the market value of these securities amounted to $24,314,440, which represented 2.82% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/Units	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000,000	$18,626,513
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260,435	5,687,927
			$30,260,435	$24,314,440

(e)  Illiquid security.

(f)  On December 31, 2013, the market value of foreign securities represented 12.30% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
India	$34,814,990	4.04
Colombia	32,352,930	3.76
Uruguay	18,626,513	2.16
Iraq	8,920,687	1.04
United Kingdom	5,687,927	0.66
China	3,042,647	0.35
Canada	2,513,532	0.29
Total Foreign Portfolio	$105,959,226	12.30

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2013, for federal income tax purposes, the cost of investments was $533,211,350 and net unrealized appreciation was $339,417,817 consisting of gross unrealized appreciation of $379,904,435 and gross unrealized depreciation of $40,486,618.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments

Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$216,898,220	$-	$-	$216,898,220
Information	187,360,610	-	-	187,360,610
Consumer Goods & Services	141,448,615	-	-	141,448,615
Finance	141,341,260	-	-	141,341,260
Energy & Minerals	57,173,253	5,687,927	18,626,513	81,487,693
Health Care	53,427,650	-	-	53,427,650
Other Industries	29,138,800	-	-	29,138,800
Total Equities	826,788,408	5,687,927	18,626,513	851,102,848
Total Short-Term Investments	18,436,144	-	-	18,436,144
Total Securities Lending Collateral	3,090,175	-	-	3,090,175
Total Investments	$848,314,727	$5,687,927	$18,626,513	$872,629,167

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$391,500	$-	$-	$391,500

  Financial assets were transferred from Level 2 to Level 1 as trading resumed during the period.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  The following table reconciles asset balances for the period ending December 31, 2013, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2013
Equities
Energy & Materials	$17,842,422	$-	$784,091	$-	$-	$-	$-	$18,626,513
	$17,842,422	$-	$784,091	$-	$-	$-	$-	$18,626,513

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at December 31, 2013, which were valued using significant unobservable inputs (Level 3), amounted to $784,091.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 12/31/13	Valuation Technique(s)	Unobservable Input(s)	Range
Equities
Energy & Minerals	$18,626,513	Market comparable companies	Discount for lack of marketability	8	% to 10%

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments, December 31, 2013

Number of Shares		Value
	> Affiliated Bond Funds: 89.2%
47,811,438	Columbia Short Term Bond Fund, Class I (a)	$476,201,920
35,741,824	Columbia Income Opportunities Fund, Class I (a)	358,490,499
39,903,530	Columbia Intermediate Bond Fund, Class I (a)	357,535,630
Total Affiliated Bond Funds: (Cost: $1,199,374,387)		1,192,228,049
	> Affiliated Stock Funds: 10.1%
583,352	Columbia Acorn International, Class I (a)	27,248,371
1,469,969	Columbia Dividend Income Fund, Class I (a)	26,959,238
545,386	Columbia Acorn Fund, Class I (a)	20,381,085
984,664	Columbia Contrarian Core Fund, Class I (a)	20,274,222
509,430	Columbia Acorn Select, Class I (a)	13,657,827
700,545	Columbia Select Large Cap Growth Fund, Class I (a)(b)	13,576,572
720,935	Columbia Large Cap Enhanced Core Fund, Class I (a)	13,495,895
Total Affiliated Stock Funds: (Cost: $97,123,401)		135,593,210
Number of Shares		Value
	> Short-Term Investments: 0.4%
5,586,480	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	$5,586,480
Total Short-Term Investments: (Cost: $5,586,480)		5,586,480
Total Investments: 99.7% (Cost: $1,302,084,268)(c)		1,333,407,739
Cash and Other Assets Less Liabilities: 0.3%		3,397,398
Net Assets: 100.0%		$1,336,805,137

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Security	Balance of Shares Held 12/31/12	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/13	Value	Dividend
Columbia Short Term Bond Fund, Class I	18,877,615	42,617,549	13,683,726	47,811,438	$476,201,920	$3,842,347
Columbia Income Opportunities Fund, Class I	14,098,807	31,545,575	9,902,558	35,741,824	358,490,499	14,814,209
Columbia Intermediate Bond Fund, Class I	14,950,850	35,650,845	10,698,165	39,903,530	357,535,630	7,535,475
Columbia Acorn International, Class I	1,899,103	1,950,060	3,265,811	583,352	27,248,371	943,963
Columbia Dividend Income Fund, Class I	5,273,173	4,820,323	8,623,527	1,469,969	26,959,238	1,304,672
Columbia Acorn Fund, Class I	1,924,624	1,928,874	3,308,112	545,386	20,381,085	44,505
Columbia Contrarian Core Fund, Class I	3,628,435	3,308,115	5,951,886	984,664	20,274,222	184,143
Columbia Acorn Select, Class I	1,523,738	1,644,495	2,658,803	509,430	13,657,827	134,566
Columbia Select Large Cap Growth Fund, Class I	2,813,972	2,656,282	4,769,709	700,545	13,576,572	—
Columbia Large Cap Enhanced Core Fund, Class I	2,773,358	2,531,218	4,583,641	720,935	13,495,895	321,105
Total of Affiliated Transactions	67,763,675	128,653,336	67,445,938	128,971,073	$1,327,821,259	$29,124,985

  The aggregate cost and value of these companies at December 31, 2013, was $1,296,497,788 and $1,327,821,259, respectively. Investments in affiliated companies represented 99.33% of the Fund's total net assets at December 31, 2013.

(b)  Non-income producing security.

(c)  At December 31, 2013, for federal income tax purposes, the cost of investments was $1,306,077,884 and net unrealized appreciation was $27,329,855 consisting of gross unrealized appreciation of $39,567,026 and gross unrealized depreciation of $12,237,171.

See accompanying notes to financial statements.

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Affiliated Bond Funds	$1,192,228,049	$-	$-	$1,192,228,049
Total Affiliated Stock Funds	135,593,210	-	-	135,593,210
Total Short-Term Investments	5,586,480	-	-	5,586,480
Total Investments	$1,333,407,739	$-	$-	$1,333,407,739

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/13	12/31/13
Purchases
Asia
> Taiwan
Advantech	624,169	729,169
Chroma Ate	1,306,990	1,937,990
Ginko International	158,000	270,000
Lite-On Technology	2,186,631	3,274,631
PC Home	496,000	596,000
St. Shine Optical	146,000	210,000
> Indonesia
Ace Indonesia	44,302,690	82,889,190
Matahari Department Store	3,022,500	6,677,000
Mayora Indah	1,186,500	1,889,000
MNC Skyvision	28,369,500	49,308,500
> Philippines
Melco Crown (Philippines) Resorts	23,367,600	34,866,900
Puregold Price Club	3,047,900	4,684,900
RFM Corporation	17,031,000	31,314,400
Robinsons Retail Holdings	0	3,319,330
Security Bank	1,019,472	1,860,468
> India
Bosch	20,671	34,000
Colgate Palmolive India	147,861	183,768
Redington India	3,122,282	3,819,510
TTK Prestige	51,731	71,593
United Breweries	219,155	328,926
> Hong Kong
Sa Sa International	5,023,799	6,801,799
Vitasoy International	2,258,000	2,642,000
> China
58.com - ADR	0	66,229
AMVIG Holdings	6,386,000	8,370,000
Biostime	475,000	557,500
SouFun - ADR	0	38,215
WuXi PharmaTech - ADR	105,365	116,546
> Thailand
Robinson's Department Store	2,674,700	3,788,300
> Singapore
Petra Foods	0	1,567,000
Super Group	830,000	2,112,000
> Cambodia
Nagacorp	6,436,000	7,464,000
> Japan
Kansai Paint	261,760	323,760
> Malaysia
Aeon	232,900	930,800
	Number of Shares
	9/30/13	12/31/13
Europe
> Russia
Moscow Exchange	2,185,581	2,986,454
QIWI - ADR	91,058	127,500
Yandex	102,420	196,239
> Finland
Tikkurila	154,160	217,257
Vacon	65,855	108,534
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	698,908	876,046
> Sweden
Hexagon	189,560	236,490
> United Kingdom
Cable and Wireless	6,749,624	7,303,837
> Italy
Pirelli	320,827	390,418
> Turkey
Bizim Toptan	311,893	344,552
> Spain
Prosegur	0	468,656
Latin America
> Mexico
Genomma Lab Internacional	1,506,700	1,979,300
Grupo Aeroportuario del Sureste - ADR	25,190	31,754
Qualitas	1,824,000	2,539,500
> Brazil
Beadell Resources	3,975,346	7,058,587
Linx	172,600	200,000
Localiza Rent A Car	377,870	504,570
Odontoprev	674,200	969,400
Other Countries
> South Africa
Coronation Fund Managers	1,156,120	1,444,590
Massmart Holdings	228,382	417,276
Mr. Price	224,031	279,765
Rand Merchant Insurance	1,927,792	2,672,291
> United States
Atwood Oceanics	67,433	97,261
Textainer Group Holdings	120,163	161,393
> Canada
CAE	315,195	400,003

See accompanying notes to financial statements.

	Number of Shares
	9/30/13	12/31/13
Sales
Asia
> Taiwan
CHC Healthcare	56,266	0
Chipbond	1,709,200	0
Flexium Interconnect	823,144	501,144
Lung Yen	93,500	0
Radiant Opto-Electronics	790,000	525,000
Taiwan Hon Chuan	1,852,000	0
> Philippines
Int'l Container Terminal	1,228,597	0
> Hong Kong
ASM Pacific	350,100	124,400
L'Occitane International	979,750	0
> China
Digital China	67,151	0
> Mongolia
Mongolian Mining	7,747,100	0
Latin America
> Mexico
Bolsa Mexicana de Valores	306,161	0
> Colombia
Isagen	3,635,863	2,900,000
Other Countries
> Canada
Alliance Grain Traders	153,291	0

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Statement of Investments, December 31, 2013

Number of Shares		Value
		Equities: 94.7%
Asia 54.6%
	> Taiwan 10.6%
210,000	St. Shine Optical	$6,008,868
	World's Leading Disposable Contact Lens OEM (Original Equipment Manufacturer)
2,732,000	Far EasTone Telecom	6,001,853
	Taiwan's Third Largest Mobile Operator
3,274,631	Lite-On Technology	5,262,536
	Mobile Device, LED & PC Server Component Supplier
270,000	Ginko International	5,100,013
	Largest Contact Lens Maker in China
729,169	Advantech	5,058,953
	Industrial PC & Components
596,000	PC Home	4,789,199
	Taiwanese Internet Retail Company
2,538,000	CTCI Corp	4,119,644
	International Engineering Firm
1,937,990	Chroma Ate	4,072,283
	Automatic Test Systems, Testing & Measurement Instruments
525,000	Radiant Opto-Electronics	1,925,822
	LCD Back Light Units & Modules
501,144	Flexium Interconnect	1,618,998
	Flexible Printed Circuit for Mobile Electronics
		43,958,169
	> Indonesia 8.7%
49,308,500	MNC Skyvision	8,115,391
	Largest Satellite Pay TV Operator in Indonesia
6,677,000	Matahari Department Store (a)	6,042,536
	Largest Department Store Chain in Indonesia
20,432,079	Surya Citra Media	4,408,666
	Free to Air TV Station in Indonesia
8,986,109	Tower Bersama Infrastructure (a)	4,288,553
	Communications Towers
1,889,000	Mayora Indah	4,045,532
	Consumer Branded Food Manufacturer
82,889,190	Ace Indonesia	4,024,083
	Home Improvement Retailer
57,233,000	Arwana Citramulia	3,856,291
	Ceramic Tiles for Home Decoration
1,591,929	Archipelago Resources (b)(c)(d)(e)	1,370,800
	Gold Mining Projects in Indonesia, Vietnam & Philippines
		36,151,852
	> Philippines 6.7%
34,866,900	Melco Crown (Philippines) Resorts (a)	10,771,723
	Integrated Resort Operator in Manila
1,860,468	Security Bank	4,858,436
	Commercial Bank in Philippines
3,319,330	Robinsons Retail Holdings (a)	4,128,362
	Multi-format Retailer in Philippines
Number of Shares		Value
4,684,900	Puregold Price Club	$4,009,703
	Supermarket Operator in Philippines
31,314,400	RFM Corporation	3,926,502
	Flour, Bread, Pasta & Ice Cream Manufacturer/Distributor in Philippines
		27,694,726
	> India 6.5%
34,000	Bosch	5,538,607
	Automotive Parts
3,819,510	Redington India	4,629,887
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
1,808,593	Adani Ports & Special Economic Zone	4,554,133
	Indian West Coast Shipping Port
328,926	United Breweries	4,119,894
	India's Largest Brewer
71,593	TTK Prestige	4,030,492
	Branded Cooking Equipment
183,768	Colgate Palmolive India	4,023,513
	Consumer Products in Oral Care
		26,896,526
	> Hong Kong 6.2%
3,398,000	Melco International	12,534,431
	Macau Casino Operator
6,801,799	Sa Sa International	7,989,327
	Cosmetics Retailer
2,642,000	Vitasoy International	4,073,704
	Hong Kong Soy Food Brand
124,400	ASM Pacific	1,041,172
	Semi Back-end & Surface Mounting Equipment
		25,638,634
	> China 4.8%
557,500	Biostime	4,979,015
	Pediatric Nutrition & Baby Care Products Provider
116,546	WuXi PharmaTech - ADR (a)	4,473,035
	Largest Contract Research Organization Business in China
8,370,000	AMVIG Holdings	3,982,990
	Chinese Tobacco Packaging Material Supplier
38,215	SouFun - ADR (b)	3,149,298
	Chinese Real Estate Internet Portal
66,229	58.com - ADR (a)(b)	2,539,220
	Online Classified Service Provider
788,000	Sihuan Pharmaceuticals	721,135
	Leading Chinese Generic Drug Manufacturer
		19,844,693
	> Thailand 3.6%
19,830,683	Home Product Center	5,670,087
	Home Improvement Retailer
3,788,300	Robinson's Department Store	5,567,150
	Department Store Operator in Thailand
7,888,100	Samui Airport Property Fund	3,845,100
	Thai Airport Operator
		15,082,337
See accompanying notes to financial statements.

Number of Shares		Value
	> Singapore 2.5%
2,112,000	Super Group	$6,376,534
	Instant Food & Beverages in Southeast Asia
1,567,000	Petra Foods	3,998,368
	Cocoa Processor & Chocolate Manufacturer
		10,374,902
	> Cambodia 1.9%
7,464,000	Nagacorp	7,884,372
	Casino/Entertainment Complex in Cambodia
	> Japan 1.1%
323,760	Kansai Paint	4,787,741
	Paint Producer in Japan, India, China & Southeast Asia
	> Malaysia 1.0%
930,800	Aeon	3,978,385
	Shopping Center & Department Store Operator
	> Korea 1.0%
158,025	Paradise Co	3,964,002
	Korean 'Foreigner Only' Casino Operator
Asia: Total		226,256,339
Europe 17.6%
	> Russia 5.2%
196,239	Yandex (a)	8,467,713
	Search Engine for Russian & Turkish Languages
127,500	QIWI - ADR	7,140,000
	Electronic Payments Network Serving Russia & the Commonwealth of Independent States
2,986,454	Moscow Exchange	5,901,902
	Russia's Main Exchange for Stocks, Bonds, Derivatives, Currencies & Repo
		21,509,615
	> Finland 3.5%
108,534	Vacon	8,734,644
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
217,257	Tikkurila	5,947,718
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
		14,682,362
	> Kazakhstan 2.2%
876,046	Halyk Savings Bank of Kazakhstan - GDR	8,994,905
	Largest Retail Bank & Insurer in Kazakhstan
	> Sweden 1.8%
236,490	Hexagon	7,480,711
	Design, Measurement & Visualization Software & Equipment
Number of Shares		Value
	> United Kingdom 1.6%
7,303,837	Cable and Wireless	$6,815,135
	Leading Telecoms Service Provider in the Caribbean
	> Italy 1.6%
390,418	Pirelli	6,754,280
	Global Tire Supplier
	> Turkey 0.9%
344,552	Bizim Toptan	3,791,836
	Cash & Carry Stores in Turkey
	> Spain 0.8%
468,656	Prosegur	3,216,398
	Security Guards
Europe: Total		73,245,242
Latin America 11.8%
	> Mexico 5.0%
2,539,500	Qualitas	6,150,116
	Leading Auto Insurer in Mexico & Central America
1,979,300	Genomma Lab Internacional (a)	5,551,409
	Developer, Marketer & Distributor of Consumer Products
652,200	Gruma (a)	4,934,271
	Tortilla Producer & Distributor
31,754	Grupo Aeroportuario del Sureste - ADR	3,957,501
	Mexican Airport Operator
		20,593,297
	> Brazil 4.9%
504,570	Localiza Rent A Car	7,117,554
	Car Rental
7,058,587	Beadell Resources (a)	5,026,902
	Gold Mining in Brazil
200,000	Linx	4,061,460
	Retail Management Software in Brazil
969,400	Odontoprev	4,039,081
	Dental Insurance
		20,244,997
	> Colombia 1.2%
2,900,000	Isagen	4,883,420
	Leading Colombian Electricity Provider
	> Chile 0.7%
4,342,954	Empresas Hites	3,059,615
	Mass Retailer for the Lower Income Strata
Latin America: Total		48,781,329
Other Countries 10.7%
	> South Africa 6.7%
1,444,590	Coronation Fund Managers	11,025,388
	South African Fund Manager
2,672,291	Rand Merchant Insurance	6,997,866
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Statement of Investments, continued

Number of Shares		Value
	> South Africa—continued
417,276	Massmart Holdings	$5,174,559
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
279,765	Mr. Price	4,372,656
	South African Retailer of Apparel, Household & Sporting Goods
		27,570,469
	> United States 2.8%
161,393	Textainer Group Holdings (b)	6,491,226
	Top International Container Leaser
97,261	Atwood Oceanics (a)	5,192,765
	Offshore Drilling Contractor
		11,683,991
	> Canada 1.2%
400,003	CAE	5,087,353
	Flight Simulator Equipment & Training Centers
Other Countries: Total		44,341,813
Total Equities: 94.7% (Cost: $361,235,267)		392,624,723(f)
Short-Term Investments 5.9%
24,619,906	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	24,619,906
Total Short-Term Investments: 5.9% (Cost: $24,619,906)		24,619,906
Number of Shares		Value
Securities Lending Collateral 1.3%
5,346,586	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	$5,346,586
Total Securities Lending Collateral: (Cost: $5,346,586)		5,346,586
Total Investments: 101.9% (Cost: $391,201,759)(h)		422,591,215
Obligation to Return Collateral for Securities Loaned: (1.3)%		(5,346,586)
Cash and Other Assets Less Liabilities: (0.6)%		(2,539,975)
Net Assets: 100.0%		$414,704,654

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2013. The total market value of securities on loan at December 31, 2013 was $5,245,136.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2013, the market value of this security amounted to $1,370,800, which represented 0.33% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Archipelago Resources	8/19/11-9/26/13	1,591,929	$1,316,810	$1,370,800

(d)  Illiquid security.

(e)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option (1)	1,591,929	GBP	0.58	August 13, 2014	$131,808

  GBP - British Pound

(1) Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees.

See accompanying notes to financial statements.

> Notes to Statement of Investments

(f)  On December 31, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
United States Dollar	$56,307,565	13.6
Taiwan Dollar	43,958,169	10.6
Hong Kong Dollar	43,206,146	10.4
Indonesian Rupiah	34,781,051	8.4
Philippine Peso	27,694,726	6.7
South African Rand	27,570,470	6.6
Indian Rupee	26,896,526	6.5
Euro	24,653,041	5.9
Other currencies less than 5% of total net assets	107,557,029	26.0
Total Equities	$392,624,723	94.7

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2013, for federal income tax purposes, the cost of investments was $393,124,874 and net unrealized appreciation was $29,466,341 consisting of gross unrealized appreciation of $46,839,585 and gross unrealized depreciation of $17,373,244.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Statement of Investments, continued

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of December 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$10,161,553	$214,723,986	$1,370,800	$226,256,339
Europe	15,607,713	57,637,529	-	73,245,242
Latin America	43,754,427	5,026,902	-	48,781,329
Other Countries	16,771,344	27,570,469	-	44,341,813
Total Equities	86,295,037	304,958,886	1,370,800	392,624,723
Total Short-Term Investments	24,619,906	-	-	24,619,906
Total Securities Lending Collateral	5,346,586	-	-	5,346,586
Total Investments	$116,261,529	$304,958,886	$1,370,800	$422,591,215
Unrealized Appreciation on Options	-	-	131,808	131,808
Total	$116,261,529	$304,958,886	$1,502,608	$422,723,023

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Portfolio Diversification

At December 31, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Goods & Services
Retail	$62,597,497	15.1
Food & Beverage	36,453,820	8.8
Casinos & Gaming	35,154,529	8.5
Other Durable Goods	10,784,772	2.6
Consumer Goods Distribution	8,653,400	2.1
Travel	7,117,554	1.7
Nondurables	5,551,409	1.3
	166,312,981	40.1
> Information
Internet Related	14,156,231	3.4
Financial Processors	13,041,902	3.1
Computer Hardware & Related Equipment	12,247,311	3.0
Business Software	11,542,171	2.8
Mobile Communications	10,290,406	2.5
Satellite Broadcasting & Services	8,115,391	2.0
Telephone & Data Services	6,815,135	1.6
TV Broadcasting	4,408,666	1.1
Instrumentation	4,072,283	1.0
Semiconductors & Related Equipment	2,660,170	0.6
	87,349,666	21.1
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	18,574,740	4.5
Other Industrial Services	9,641,486	2.3
Electrical Components	8,734,644	2.1
Machinery	5,538,607	1.3
Construction	4,119,644	1.0
Outsourcing Services	3,216,398	0.8
	49,825,519	12.0
> Finance
Insurance	17,187,063	4.1
Banks	13,853,340	3.3
Brokerage & Money Management	11,025,388	2.7
Finance Companies	6,491,227	1.6
	48,557,018	11.7
	Value	Percentage of Net Assets
> Health Care
Medical Supplies	$11,108,881	2.6
Pharmaceuticals	5,194,170	1.3
	16,303,051	3.9
> Other Industries
Transportation	7,802,601	1.9
Regulated Utilities	4,883,420	1.2
	12,686,021	3.1
> Energy & Minerals
Mining	6,397,702	1.5
Oil Services	5,192,765	1.3
	11,590,467	2.8
Total Equities:	392,624,723	94.7
Short-Term Investments:	24,619,906	5.9
Securities Lending Collateral:	5,346,586	1.3
Total Investments:	422,591,215	101.9
Obligation to Return Collateral for Securities Loaned:	(5,346,586)	(1.3)
Cash and Other Assets Less Liabilities:	(2,539,975)	(0.6)
Net Assets:	$414,704,654	100.0

See accompanying notes to financial statements.

Columbia Acorn European Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/13	12/31/13
Purchases
Europe
> United Kingdom
Abcam	23,431	45,700
Aggreko	4,400	9,900
Assura	520,087	891,300
AVEVA	2,531	6,700
Babcock International	6,687	12,100
Cable and Wireless	174,450	332,300
Charles Taylor	61,500	65,540
Croda	4,400	6,700
Domino's Pizza UK & Ireland	21,262	37,900
Elementis	28,475	62,300
Fidessa Group	3,325	7,300
Halford's	21,850	33,000
Jardine Lloyd Thompson Group	22,100	36,700
Rightmove	3,075	6,200
RPS Group	0	50,700
Shaftesbury	15,962	31,700
Smiths News	50,000	84,100
Spirax Sarco	4,984	12,900
Telecity	14,550	35,000
WH Smith	14,012	24,900
Whitbread	2,962	4,900
> France
1000 mercis	3,212	4,600
Bonduelle	0	10,000
Cegedim	0	9,400
Eurofins Scientific	1,425	2,700
Gemalto	3,062	5,900
Hi-Media	47,637	100,500
Neopost	4,050	7,700
Norbert Dentressangle	1,762	3,000
Saft	4,912	8,900
> Germany
Bertrandt	2,187	2,900
Elringklinger	4,462	6,100
Rational	430	770
TAG Immobilien	14,312	21,700
Wirecard	5,675	8,700
	Number of Shares
	9/30/13	12/31/13
> Switzerland
Geberit	957	1,500
INFICON	303	750
Partners Group	1,028	2,000
> Netherlands
Aalberts Industries	9,837	14,300
Arcadis	5,787	9,800
> Finland
Konecranes	4,012	8,800
Vacon	3,043	6,700
> Spain
Bolsas y Mercados Españoles	3,152	4,500
Prosegur	0	27,703
Viscofan	2,700	5,700
> Sweden
Hexagon	5,250	10,070
Sweco	11,512	22,400
> Norway
Atea	16,962	25,440
Orkla	15,054	42,600
Subsea 7	9,200	18,600
> Denmark
Jyske Bank	2,912	5,000
SimCorp	3,962	7,600
> Italy
Pirelli	9,150	17,300
> Belgium
EVS Broadcast Equipment	2,687	4,500
Other Countries
> United States
Gulfmark Offshore	2,937	5,277

See accompanying notes to financial statements.

	Number of Shares
	9/30/13	12/31/13
Sales
Europe
> Netherlands
Fugro	2,100	0
UNIT4	4,562	0
> Sweden
Eniro	42,000	0
> Italy
Geox	16,449	0
> Portugal
Redes Energéticas Nacionais	12,679	0
Asia
> Hong Kong
L'Occitane International	45,200	0

See accompanying notes to financial statements.

Columbia Acorn European Fund

Statement of Investments, December 31, 2013

Number of Shares		Value
		Equities: 92.1%
Europe 91.2%
	> United Kingdom 29.7%
12,900	Spirax Sarco	$640,238
	Steam Systems for Manufacturing & Process Industries
36,700	Jardine Lloyd Thompson Group	619,488
	International Business Insurance Broker
84,300	Ocado (a)	618,291
	Leading Online Grocery Retailer
891,300	Assura	560,860
	UK Primary Health Care Property Developer
35,000	Telecity	421,042
	European Data Center Provider
24,900	WH Smith	413,463
	Newsprint, Books & General Stationery Retailer
45,700	Abcam	371,574
	Online Sales of Antibodies
31,700	Shaftesbury	330,118
	London Prime Retail REIT
84,100	Smiths News	328,666
	Newspaper & Magazine Distributor
37,900	Domino's Pizza UK & Ireland	322,428
	Pizza Delivery in UK, Ireland & Germany
332,300	Cable and Wireless	310,066
	Leading Telecoms Service Provider in the Caribbean
4,900	Whitbread	304,948
	The UK's Leading Hotelier & Coffee Shop
50,700	RPS Group	281,994
	Consultant Specializing in Energy, Water, Urban Planning, Health & Safety
6,200	Rightmove	281,570
	Internet Real Estate Listings
9,900	Aggreko	280,770
	Temporary Power & Temperature Control Services
62,300	Elementis	278,150
	Clay-based Additives
65,540	Charles Taylor	274,636
	Insurance Services
6,700	Croda	273,112
	Oleochemicals & Industrial Chemicals
7,300	Fidessa Group	273,007
	Software for Financial Trading Systems
12,100	Babcock International	271,888
	Public Sector Outsourcer
33,000	Halford's	244,616
	The UK's Leading Retailer of Leisure Goods & Auto Parts
6,700	AVEVA	240,491
	Engineering Software
		7,941,416
	> France 15.2%
2,700	Eurofins Scientific	730,784
	Food, Pharmaceuticals & Materials Screening & Testing
Number of Shares		Value
5,900	Gemalto	$649,327
	Digital Security Solutions
7,700	Neopost	594,190
	Postage Meter Machines
3,000	Norbert Dentressangle	385,884
	Leading European Logistics & Transport Group
4,600	1000 mercis (a)	324,321
	Interactive Advertising & Marketing
8,900	Saft	306,051
	Niche Battery Manufacturer
9,400	Cegedim (a)	296,004
	Medical Market Research/IT Services
10,000	Bonduelle	264,822
	Canned, Deep-frozen & Fresh Vegetables
8,200	AKKA Technologies	263,631
	Engineering Consultancy
100,500	Hi-Media (a)	258,562
	Online Advertiser in Europe
		4,073,576
	> Germany 9.6%
13,200	Aurelius	536,343
	European Turnaround Investor
9,600	NORMA Group	477,239
	Clamps for Automotive & Industrial Applications
2,900	Bertrandt	442,846
	Outsourced Engineering
8,700	Wirecard	344,366
	Online Payment Processing & Risk Management
21,700	TAG Immobilien	262,476
	Owner of Residential Properties in Germany
770	Rational	255,433
	Commercial Ovens
6,100	Elringklinger	248,507
	Automobile Components
		2,567,210
	> Switzerland 6.1%
2,000	Partners Group	533,378
	Private Markets Asset Management
1,500	Geberit	455,072
	Plumbing Supplies
100	Sika	356,345
	Chemicals for Construction & Industrial Applications
750	INFICON	289,688
	Gas Detection Instruments
		1,634,483
	> Netherlands 5.1%
14,300	Aalberts Industries	456,448
	Flow Control & Heat Treatment
9,800	Arcadis	345,606
	Engineering Consultants
8,200	TKH Group	286,623
	Dutch Industrial Conglomerate
1,400	Core Labs	267,330
	Oil & Gas Reservoir Consulting
		1,356,007

See accompanying notes to financial statements.

Number of Shares		Value
	> Russia 4.9%
8,500	QIWI - ADR	$476,000
	Electronic Payments Network Serving Russia & the Commonwealth of Independent States
10,500	Yandex (a)	453,075
	Search Engine for Russian & Turkish Languages
190,000	Moscow Exchange	375,483
	Russia's Main Exchange for Stocks, Bonds, Derivatives, Currencies & Repo
		1,304,558
	> Finland 4.3%
6,700	Vacon	539,206
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
8,800	Konecranes	312,217
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
11,131	Tikkurila	304,727
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
		1,156,150
	> Spain 3.9%
40,100	Dia	359,052
	Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean
5,700	Viscofan	324,246
	Sausage Casings Maker
27,703	Prosegur	190,126
	Security Guards
4,500	Bolsas y Mercados Españoles	171,331
	Spanish Stock Markets
		1,044,755
	> Sweden 3.7%
22,400	Sweco	369,163
	Engineering Consultants
10,070	Hexagon	318,537
	Design, Measurement & Visualization Software & Equipment
6,400	Unibet	308,962
	European Online Gaming Operator
		996,662
	> Norway 3.5%
18,600	Subsea 7	356,579
	Offshore Subsea Contractor
42,600	Orkla	332,978
	Food & Brands, Aluminum, Chemicals Conglomerate
25,440	Atea	250,890
	Leading Nordic IT Hardware/Software Reseller & Installation Company
		940,447
Number of Shares		Value
	> Denmark 2.1%
7,600	SimCorp	$298,643
	Software for Investment Managers
5,000	Jyske Bank (a)	270,347
	Danish Bank
		568,990
	> Italy 1.1%
17,300	Pirelli	299,292
	Global Tire Supplier
	> Belgium 1.1%
4,500	EVS Broadcast Equipment	291,444
	Digital Live Mobile Production Software & Systems
	> Turkey 0.9%
22,900	Bizim Toptan	252,017
	Cash & Carry Stores in Turkey
Europe: Total		24,427,007
Other Countries 0.9%
	> United States 0.9%
5,277	Gulfmark Offshore	248,705
	Operator of Offshore Supply Vessels
Other Countries: Total		$248,705
Total Equities(b): 92.1% (Cost: $21,134,782)		24,675,712
Short-Term Investments 4.2%
1,112,716	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	1,112,716
Total Short-Term Investments: 4.2% (Cost: $1,112,716)		1,112,716
Total Investments: 96.3% (Cost: $22,247,498)(c)		25,788,428
Cash and Other Assets Less Liabilities: 3.7%		996,097
Net Assets: 100.0%		$26,784,525

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Columbia Acorn European Fund

Statement of Investments, continued

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  On December 31, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$10,521,104	39.3
British Pound	7,941,416	29.6
United States Dollar	1,820,593	6.8
Swiss Franc	1,634,483	6.1
Other currencies less than 5% of total net assets	2,758,116	10.3
Total Equities	$24,675,712	92.1

(c)  At December 31, 2013, for federal income tax purposes, the cost of investments was $22,303,687 and net unrealized appreciation was $3,484,741 consisting of gross unrealized appreciation of $3,667,842 and gross unrealized depreciation of $183,101.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of December 31, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$1,196,405	$23,230,602	$-	$24,427,007
Other Countries	248,705	-	-	248,705
Total Equities	1,445,110	23,230,602	-	24,675,712
Total Short-Term Investments	1,112,716	-	-	1,112,716
Total Investments	$2,557,826	$23,230,602	$-	$25,788,428

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

Columbia Acorn European Fund

Portfolio Diversification

At December 31, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Machinery	$2,569,006	9.6
Other Industrial Services	2,008,316	7.5
Conglomerates	1,612,393	6.0
Industrial Materials & Specialty Chemicals	1,460,840	5.4
Outsourcing Services	1,168,490	4.4
Electrical Components	845,256	3.2
Construction	455,072	1.7
	10,119,373	37.8
> Information
Financial Processors	1,367,180	5.1
Business Software	1,130,677	4.2
Computer Services	967,937	3.6
Computer Hardware & Related Equipment	940,772	3.5
Internet Related	734,645	2.7
Business Information & Marketing Services	324,321	1.2
Telephone & Data Services	310,066	1.2
Advertising	258,562	1.0
	6,034,160	22.5
> Consumer Goods & Services
Retail	1,887,439	7.1
Restaurants	627,377	2.3
Food & Beverage	589,068	2.2
Consumer Goods Distribution	328,666	1.2
Casinos & Gaming	308,962	1.2
Other Durable Goods	299,292	1.1
	4,040,804	15.1
	Value	Percentage of Net Assets
> Finance
Insurance	$894,124	3.3
Brokerage & Money Management	533,378	2.0
Banks	270,347	1.0
	1,697,849	6.3
> Other Industries
Real Estate	1,153,454	4.3
Transportation	385,884	1.5
	1,539,338	5.8
> Energy & Minerals
Oil Services	605,284	2.2
Mining	267,330	1.0
	872,614	3.2
> Health Care
Medical Supplies	371,574	1.4
	371,574	1.4
Total Equities:	24,675,712	92.1
Short-Term Investments:	1,112,716	4.2
Total Investments:	25,788,428	96.3
Cash and Other Assets Less Liabilities:	996,097	3.7
Net Assets:	$26,784,525	100.0

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2013	Columbia Acorn Fund		Columbia Acorn International	Columbia Acorn USA		Columbia Acorn International Select
Assets:
Unaffiliated investments, at cost		$9,136,529,248	$5,833,565,542		$997,974,642		$285,100,007
Affiliated investments, at cost		2,490,274,629	147,295,704		—		—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $325,396,020; Columbia Acorn International $115,336,707; Columbia Acorn USA $56,975,550; Columbia Acorn International Select $624,717; Columbia Acorn Select $3,049,372; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $5,245,136; Columbia Acorn European Fund $—)		$17,159,985,996	$8,265,429,859		$1,856,246,367		$355,873,439
Affiliated investments, at value		4,718,783,353	148,561,736		—		—
Unaffiliated options, at value		—	—		—		985,539
Affiliated options, at value		—	2,630,029		—		—
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $2,370,423; Columbia Acorn USA $—; Columbia Acorn International Select $200; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $704,327; Columbia Acorn European Fund $2,549)		—	2,370,423		—		205
Unrealized appreciation on forward foreign currency exchange contracts		—	—		—		65,818
Receivable for:
Investments sold		26,973,795	28,129,219		791,606		399,209
Fund shares sold		21,670,797	11,466,476		1,126,184		239,648
Dividends and interest		17,538,699	6,931,523		2,242,533		257,851
Securities lending income		1,285,611	171,478		137,000		296
Foreign tax reclaims		870,467	6,276,074		—		197,040
Expense reimbursement due from Investment Manager		—	1,263		—		—
Trustees' deferred compensation plan		3,525,605	1,074,888		301,765		—
Prepaid expenses		231,125	90,574		19,079		4,146
Other assets		—	—		—		39
Total Assets		21,950,865,448	8,473,133,542		1,860,864,534		358,023,230
Liabilities:
Collateral on securities loaned		337,873,354	120,006,046		58,504,906		662,817
Payable for:
Investments purchased		12,834,499	10,549,492		232,484		—
Fund shares redeemed		241,078,532	12,044,541		970,009		1,286,727
Investment advisory fee		376,315	172,061		42,253		9,182
Administration fee		21,750	8,417		1,816		361
12b-1 Service and Distribution fees		52,625	10,831		2,494		805
Reports to shareholders		526,517	369,358		66,587		22,480
Trustees' deferred compensation plan		3,525,605	1,074,888		301,765		—
Transfer agent fees		3,091,992	815,040		390,784		32,391
Trustees' fees		21,614	14,240		1,765		51,185
Custody fees		110,174	485,398		7,496		31,193
Professional fee		266,317	132,813		43,743		30,878
Chief compliance officer expenses		45,868	17,702		3,911		823
Other liabilities		69,088	112,115		8,118		5,254
Total Liabilities		599,894,250	145,812,942		60,578,131		2,134,096
Net Assets		$21,350,971,198	$8,327,320,600		$1,800,286,403		$355,889,134
Composition of Net Assets:
Paid-in capital		$10,722,195,697	$5,987,031,678		$920,888,868		$295,462,968
Undistributed (Overdistributed) net investment income (loss)		(36,590,606)	(119,307,605)		(286,857)		(12,664,698)
Accumulated net realized gain (loss)		413,359,100	23,691,212		21,412,667		1,268,797
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		8,023,456,748	2,431,864,317		858,271,725		70,773,432
Affiliated investments		2,228,508,724	1,266,032		—		—
Foreign currency translations		41,535	144,937		—		(2,722)
Forward foreign currency exchange contracts		—	—		—		65,818
Unaffiliated options		—	—		—		985,539
Affiliated options		—	2,630,029		—		—
Net Assets		$21,350,971,198	$8,327,320,600		$1,800,286,403		$355,889,134
Net asset value per share – Class A (a)		$35.78	$46.63		$34.15		$26.91
(Net assets/shares)		($3,869,734,415/ 108,162,307)	($1,089,262,958/ 23,361,813)		($201,559,321/ 5,901,834)		($73,910,751/ 2,746,477)
Maximum offering price per share – Class A (b)		$37.96	$49.47		$36.23		$28.55
(Net asset value per share/front-end sales charge)		($35.78/ 0.9425)	($46.63/ 0.9425)		($34.15/ 0.9425)		($26.91/ 0.9425)
Net asset value and offering price per share – Class B (a)		$32.25	$45.24		$30.70		$25.53
(Net assets/shares)		($19,277,693/ 597,845)	($13,218,255/ 292,170)		($566,875/ 18,467)		($873,120/ 34,204)
Net asset value and offering price per share – Class C (a)		$31.64	$45.04		$30.33		$25.39
(Net assets/shares)		($938,643,605/ 29,667,866)	($110,875,117/ 2,461,803)		($40,394,904/ 1,331,899)		($10,311,206/ 406,093)
Net asset value and offering price per share – Class I (c)		$37.37	$46.71		$35.99 (d)		$27.19 (d)
(Net assets/shares)		($20,383,139/ 545,479)	($29,417,766/ 629,829)		($3,712/ 103)		($2,604/ 96)
Net asset value and offering price per share – Class R (c)		$—	$46.60		$—		$—
(Net assets/shares)	($	—/—)	($5,822,265/ 124,939)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class R4 (c)		$37.88	$46.99		$36.55		$27.36
(Net assets/shares)		($74,187,647/ 1,958,296)	($355,616,304/ 7,568,619)		($6,440,603/ 176,237)		($417,449/ 15,257)
Net asset value and offering price per share – Class R5 (c)		$37.89	$46.66		$36.53		$27.34
(Net assets/shares)		($496,905,683/ 13,113,552)	($274,415,306/ 5,881,311)		($6,067,542/ 166,089)		($956,245/ 34,977)
Net asset value and offering price per share – Class Y (c)		$37.93	$46.99		$36.59		$27.33
(Net assets/shares)		($1,227,890,879/ 32,370,089)	($155,140,349/ 3,301,497)		($48,478,795/ 1,324,827)		($13,317,940/ 487,327)
Net asset value and offering price per share – Class Z (c)		$37.32	$46.68		$35.90		$27.20
(Net assets/shares)		($14,703,948,137/ 394,034,800)	($6,293,552,280/ 134,820,566)		($1,496,774,651/ 41,693,748)		($256,099,819/ 9,416,238)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

(c) Redemption price per share is equal to net asset value.

(d) Net asset value per share rounds to this amount due to fractional shares outstanding.

See accompanying notes to financial statements.

December 31, 2013	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Assets:
Unaffiliated investments, at cost		$502,604,299		$5,586,480		$391,201,759		$22,247,498
Affiliated investments, at cost		30,471,805		1,296,497,788		—		—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $325,396,020; Columbia Acorn International $115,336,707; Columbia Acorn USA $56,975,550; Columbia Acorn International Select $624,717; Columbia Acorn Select $3,049,372; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $5,245,136; Columbia Acorn European Fund $—)		$863,988,214		$5,586,480		$422,591,215		$25,788,428
Affiliated investments, at value		8,640,953		1,327,821,259		—		—
Unaffiliated options, at value		—		—		131,808		—
Affiliated options, at value		—		—		—		—
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $2,370,423; Columbia Acorn USA $—; Columbia Acorn International Select $200; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $704,327; Columbia Acorn European Fund $2,549)		—		—		704,327		2,540
Unrealized appreciation on forward foreign currency exchange contracts		—		—		—		—
Receivable for:
Investments sold		70,723		—		448,594		—
Fund shares sold		308,782		7,093,728		3,812,506		1,021,164
Dividends and interest		543,325		2,972,436		232,785		9,794
Securities lending income		7,026		—		2,747		4
Foreign tax reclaims		—		—		5,797		9,150
Expense reimbursement due from Investment Manager		4		1,221		—		700
Trustees' deferred compensation plan		336,369		—		—		—
Prepaid expenses		10,340		16,106		2,327		105
Other assets		—		—		—		—
Total Assets		873,905,736		1,343,491,230		427,932,106		26,831,885
Liabilities:
Collateral on securities loaned		3,090,175		—		5,346,586		—
Payable for:
Investments purchased		—		2,972,436		7,519,913		—
Fund shares redeemed		8,686,558		3,442,532		176,577		—
Investment advisory fee		19,882		3,663		11,970		843
Administration fee		874		1,353		417		26
12b-1 Service and Distribution fees		4,004		15,348		2,087		161
Reports to shareholders		68,454		56,473		13,450		5,312
Trustees' deferred compensation plan		336,369		—		—		—
Transfer agent fees		103,036		106,933		49,980		2,446
Trustees' fees		1,235		47,098		4,132		715
Custody fees		6,623		1,769		64,735		9,494
Professional fee		35,789		29,829		26,703		25,502
Chief compliance officer expenses		2,054		2,989		503		14
Other liabilities		7,140		5,670		10,399		2,847
Total Liabilities		12,362,193		6,686,093		13,227,452		47,360
Net Assets		$861,543,543		$1,336,805,137		$414,704,654		$26,784,525
Composition of Net Assets:
Paid-in capital		$484,013,618		$1,303,069,971		$390,598,864		$23,012,636
Undistributed (Overdistributed) net investment income (loss)		(450,627)		720,757		(1,371,231)		(26,208)
Accumulated net realized gain (loss)		38,427,489		1,690,938		(6,029,841)		256,656
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		361,383,915		—		31,389,456		3,540,930
Affiliated investments		(21,830,852)		31,323,471		—		—
Foreign currency translations		—		—		(14,402)		511
Forward foreign currency exchange contracts		—		—		—		—
Unaffiliated options		—		—		131,808		—
Affiliated options		—		—		—		—
Net Assets		$861,543,543		$1,336,805,137		$414,704,654		$26,784,525
Net asset value per share – Class A (a)		$25.57		$14.58		$13.37		$15.68
(Net assets/shares)		($333,192,806/ 13,029,462)		($513,293,435/ 35,211,977)		($177,157,745/ 13,247,923)		($19,077,937/ 1,216,777)
Maximum offering price per share – Class A (b)		$27.13		$15.47		$14.19		$16.64
(Net asset value per share/front-end sales charge)		($25.57/ 0.9425)		($14.58/ 0.9425)		($13.37/ 0.9425)		($15.68/ 0.9425)
Net asset value and offering price per share – Class B (a)		$22.81		$14.68		$—		$—
(Net assets/shares)		($2,938,303/ 128,823)		($2,262,765/ 154,122)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class C (a)		$22.46		$14.68		$13.32		$15.54
(Net assets/shares)		($61,536,690/ 2,740,128)		($430,172,759/ 29,308,851)		($32,636,308/ 2,450,094)		($1,400,286/ 90,086)
Net asset value and offering price per share – Class I (c)		$26.81		$—		$13.41		$15.67
(Net assets/shares)		($13,659,604/ 509,531)	($	—/—)		($6,839/ 510)		($8,022/ 512)
Net asset value and offering price per share – Class R (c)		$—		$—		$—		$—
(Net assets/shares)	($	—/—)	($	—/—)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class R4 (c)		$27.20		$14.46		$13.49		$—
(Net assets/shares)		($1,383,000/ 50,844)		($14,650,751/ 1,012,976)		($13,582,726/ 1,007,241)	($	—/—)
Net asset value and offering price per share – Class R5 (c)		$27.20		$14.47		$13.48		$15.82
(Net assets/shares)		($11,995,820/ 441,054)		($978,529/ 67,612)		($13,625,062/ 1,011,115)		($1,891,114/ 119,521)
Net asset value and offering price per share – Class Y (c)		$27.27		$14.46 (d)		$13.36 (d)		$—
(Net assets/shares)		($4,847,090/ 177,755)		($2,567/ 178)		($2,732/ 205)	($	—/—)
Net asset value and offering price per share – Class Z (c)		$26.72		$14.40		$13.40		$15.68
(Net assets/shares)		($431,990,230/ 16,165,569)		($375,444,331/ 26,076,481)		($177,693,242/ 13,264,561)		($4,407,166/ 281,062)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations For the Year Ended December 31, 2013

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select
Investment Income:
Dividends	$128,897,838	$178,671,145	$13,134,825	$10,354,062
Dividends from affiliates	42,911,185	6,517,974	—	—
Dividends from affiliated investment company shares	—	—	—	—
Interest	—	446	—	135
Income from securities lending – net	9,259,901	2,586,037	960,004	117,852
Other income	703	373	47	—
	181,069,627	187,775,975	14,094,876	10,472,049
Foreign taxes withheld	(3,087,175)	(18,120,284)	(42,482)	(1,171,917)
Total Investment Income	177,982,452	169,655,691	14,052,394	9,300,132
Expenses:
Investment advisory fee	125,835,656	57,575,576	14,096,687	3,429,562
Administration fee	7,394,755	2,862,221	615,412	137,286
12b-1 Service and Distribution fees:
Class A	8,975,322	2,873,438	445,359	187,384
Class B	189,416	115,347	5,899	7,637
Class C	8,485,519	1,006,206	358,234	101,635
Class R	—	21,548	—	—
Transfer agent fees:
Class A	4,249,096	1,918,719	244,383	90,391
Class B	69,719	61,093	3,645	2,959
Class C	675,978	155,278	24,669	15,808
Class R	—	11,658	—	—
Class R4	31,377	114,025	1,903	181
Class R5	88,494	90,338	1,060	225
Class Z	11,274,739	4,153,008	1,755,710	242,263
Trustees' fees	726,705	284,997	60,334	22,745
Custody fees	374,758	1,767,715	26,523	128,735
Registration and blue sky fees	159,209	182,178	77,918	83,734
Reports to shareholders	1,447,441	1,234,035	150,673	102,730
Audit fees	90,612	161,192	43,541	51,313
Legal fees	1,049,970	415,561	84,389	20,282
Interest expense (Note 5)	—	—	—	—
Chief compliance officer expenses	569,385	223,238	47,247	11,027
Other expenses	490,365	406,645	51,382	28,021
Total Expenses	172,178,516	75,634,016	18,094,968	4,663,918
Less reimbursement of expenses by Investment Manager	—	(484,488)	—	(3)
Net Expenses	172,178,516	75,149,528	18,094,968	4,663,915
Net Investment Income (Loss)	5,803,936	94,506,163	(4,042,574)	4,636,217
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	1,402,013,829	530,385,232	160,973,633	28,213,996
Affiliated investments	222,109,404	76,804,823	—	—
Foreign currency translations	(440,723)	(7,111,313)	—	(35,274)
Forward foreign currency exchange contracts	—	—	—	1,491,240
Distributions from affiliated investment company shares	—	—	—	—
Net realized gain (loss)	1,623,682,510	600,078,742	160,973,633	29,669,962
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	2,882,229,431	905,874,191	306,146,936	12,474,141
Affiliated investments	742,076,449	(69,954,473)	392,095	—
Foreign currency translations	35,542	296,661	—	6,152
Forward foreign currency exchange contracts	—	—	—	477,571
Unaffiliated options	—	—	—	985,539
Affiliated options	—	2,630,029	—	—
Foreign capital gains tax	—	779,466	—	—
Net change in unrealized appreciation (depreciation)	3,624,341,422	839,625,874	306,539,031	13,943,403
Net realized and unrealized gain	5,248,023,932	1,439,704,616	467,512,664	43,613,365
Net Increase in Net Assets from Operations	$5,253,827,868	$1,534,210,779	$463,470,090	$48,249,582
See accompanying notes to financial statements.

	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
Investment Income:
Dividends	$6,634,096	$833	$4,625,126	$199,273
Dividends from affiliates	—	—	—	—
Dividends from affiliated investment company shares	—	29,124,985	—	—
Interest	—	—	—	1
Income from securities lending – net	197,416	—	15,889	1,462
Other income	—	—	—	—
	6,831,512	29,125,818	4,641,015	200,736
Foreign taxes withheld	(48,757)	—	(436,736)	(20,688)
Total Investment Income	6,782,755	29,125,818	4,204,279	180,048
Expenses:
Investment advisory fee	7,461,971	1,211,226	1,966,358	117,559
Administration fee	334,539	455,223	66,598	3,693
12b-1 Service and Distribution fees:
Class A	768,385	1,129,819	172,258	14,286
Class B	38,837	23,948	—	—
Class C	596,512	3,772,774	130,597	2,798
Class R	—	—	—	—
Transfer agent fees:
Class A	380,888	360,017	89,400	6,992
Class B	18,865	6,714	—	—
Class C	67,451	308,014	17,233	591
Class R	—	—	—	—
Class R4	301	6,201	4,159	—
Class R5	3,054	211	2,603	294
Class Z	416,822	265,103	133,419	1,324
Trustees' fees	35,000	48,017	5,770	497
Custody fees	22,147	4,860	218,256	62,588
Registration and blue sky fees	80,412	128,145	124,951	53,651
Reports to shareholders	161,117	277,073	50,934	23,861
Audit fees	43,689	29,482	52,485	44,152
Legal fees	46,289	69,840	7,002	378
Interest expense (Note 5)	371	—	—	—
Chief compliance officer expenses	26,043	34,432	3,861	218
Other expenses	68,744	33,738	27,659	16,982
Total Expenses	10,571,437	8,164,837	3,073,543	349,864
Less reimbursement of expenses by Investment Manager	(918)	(216,529)	(61,620)	(186,331)
Net Expenses	10,570,519	7,948,308	3,011,923	163,533
Net Investment Income (Loss)	(3,787,764)	21,177,510	1,192,356	16,515
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	199,130,702	—	(5,914,357)	291,209
Affiliated investments	1,096,550	77,485,104	—	—
Foreign currency translations	(4,068)	—	11,350	(914)
Forward foreign currency exchange contracts	—	—	—	—
Distributions from affiliated investment company shares	—	10,482,155	—	—
Net realized gain (loss)	200,223,184	87,967,259	(5,903,007)	290,295
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	59,584,384	—	29,934,350	3,148,205
Affiliated investments	7,543,133	(12,732,372)	—	—
Foreign currency translations	154	—	(14,241)	442
Forward foreign currency exchange contracts	—	—	—	—
Unaffiliated options	—	—	131,808	—
Affiliated options	—	—	—	—
Foreign capital gains tax	—	—	12,859	—
Net change in unrealized appreciation (depreciation)	67,127,671	(12,732,372)	30,064,776	3,148,647
Net realized and unrealized gain	267,350,855	75,234,887	24,161,769	3,438,942
Net Increase in Net Assets from Operations	$263,563,091	$96,412,397	$25,354,125	$3,455,457

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2013	2012 (a)(b)(c)	2013	2012 (a)(b)(c)	2013	2012 (a)(b)(c)	2013	2012 (a)(b)(c)
Operations:
Net investment income (loss)	$5,803,936	$81,811,247	$94,506,163	$90,750,742	$(4,042,574)	$5,000,823	$4,636,217	$6,089,719
Net realized gain (loss) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	1,401,573,106	1,113,274,791	523,273,919	143,980,673	160,973,633	120,638,007	29,669,962	37,404,262
Net realized gain (loss) on affiliated investments and distributions from affiliated investment company shares	222,109,404	4,469,667	76,804,823	(103,501)	—	—	—	—
Net change in net unrealized appreciation on investments, options, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	2,882,264,973	1,224,627,488	906,950,318	920,564,584	306,146,936	149,564,276	13,943,403	27,009,907
Net change in net unrealized appreciation (depreciation) on affiliated investments, affiliated options and affiliated investment company shares	742,076,449	408,220,687	(67,324,444)	31,907,664	392,095	(83,200)	—	—
Net Increase in Net Assets from Operations	5,253,827,868	2,832,403,880	1,534,210,779	1,187,100,162	463,470,090	275,119,906	48,249,582	70,503,888
Distributions to Shareholders From:
Net investment income – Class A	(4,469,883)	(6,663,987)	(25,492,504)	(14,411,473)	—	(599,485)	(995,831)	(4,362,966)
Net realized gain – Class A	(242,979,462)	(197,512,972)	(42,739,072)	—	(16,332,703)	(11,879,641)	(5,217,634)	(5,497,945)
Net investment income – Class B	—	—	(249,782)	(110,407)	—	—	(6,430)	(72,287)
Net realized gain – Class B	(1,474,831)	(2,528,156)	(556,329)	—	(57,712)	(115,000)	(67,482)	(103,484)
Net investment income – Class C	—	—	(1,667,787)	(564,735)	—	—	(60,907)	(545,569)
Net realized gain – Class C	(65,282,509)	(50,561,092)	(4,540,816)	—	(3,645,977)	(2,747,308)	(740,564)	(788,458)
Net investment income – Class I	(44,509)	(314,994)	(1,200,147)	(2,000,370)	—	(23)	(44)	(176)
Net realized gain – Class I	(1,462,421)	(3,228,769)	(1,173,000)	—	(310)	(1,468)	(183)	(212)
Net investment income – Class R	—	—	(88,738)	(25,256)	—	—	—	—
Net realized gain – Class R	—	—	(220,182)	—	—	—	—	—
Net investment income – Class R4	(39,853)	(56)	(5,132,184)	(223)	—	(79)	(6,112)	(894)
Net realized gain – Class R4	(3,609,537)	(717)	(13,386,984)	—	(464,529)	(1,157)	(20,623)	(1,048)
Net investment income – Class R5	(132,214)	(11)	(6,226,444)	(16,524)	—	(15)	(15,307)	(150)
Net realized gain – Class R5	(24,670,758)	(119)	(11,061,862)	—	(450,508)	(193)	(50,485)	(175)
Net investment income – Class Y	(1,014,881)	(88,761)	(3,420,841)	(19,488)	—	(16)	(202,646)	(151)
Net realized gain – Class Y	(67,636,681)	(850,641)	(7,136,853)	—	(2,875,291)	(193)	(590,564)	(174)
Net investment income – Class Z	(15,891,591)	(63,442,374)	(155,452,351)	(111,633,313)	—	(8,664,877)	(4,109,073)	(19,872,784)
Net realized gain – Class Z	(900,665,248)	(774,147,758)	(249,192,931)	—	(117,566,025)	(105,839,468)	(18,050,611)	(23,989,252)
Total Distributions to Shareholders	(1,329,374,378)	(1,099,340,407)	(528,938,807)	(128,781,789)	(141,393,055)	(129,848,923)	(30,134,496)	(55,235,725)
Share Transactions:
Subscriptions – Class A	557,145,668	504,132,337	388,100,963	192,174,434	45,008,746	23,184,962	25,343,455	28,487,144
Distributions reinvested – Class A	233,381,519	192,504,936	65,876,765	13,849,288	15,114,156	11,472,496	6,095,501	9,540,300
Redemptions – Class A	(858,688,706)	(1,043,161,042)	(530,170,862)	(288,655,100)	(44,053,671)	(65,386,017)	(35,337,785)	(22,115,770)
Net Increase (Decrease) – Class A	(68,161,519)	(346,523,769)	(76,193,134)	(82,631,378)	16,069,231	(30,728,559)	(3,898,829)	15,911,674
Distributions reinvested – Class B	1,460,482	2,488,680	818,689	109,244	57,565	112,821	73,716	171,043
Redemptions – Class B	(21,005,008)	(42,408,789)	(7,611,506)	(10,614,723)	(704,340)	(1,506,892)	(502,159)	(821,529)
Net Increase (Decrease) – Class B	(19,544,526)	(39,920,109)	(6,792,817)	(10,505,479)	(646,775)	(1,394,071)	(428,443)	(650,486)
Subscriptions – Class C	102,078,253	75,456,034	18,300,360	9,589,255	3,731,266	1,894,599	2,209,150	1,909,549
Distributions reinvested – Class C	53,482,078	41,007,235	5,389,019	462,763	3,400,514	2,504,682	731,141	1,184,774
Redemptions – Class C	(127,416,912)	(147,063,884)	(18,680,336)	(31,713,431)	(4,271,383)	(6,051,022)	(2,895,556)	(2,386,931)
Net Increase (Decrease) – Class C	28,143,419	(30,600,615)	5,009,043	(21,661,413)	2,860,397	(1,651,741)	44,735	707,392
Subscriptions – Class I	62,857,281	67,198,938	88,004,757	89,544,891	—	2,149,882	—	—
Distributions reinvested – Class I	1,506,709	3,543,577	2,371,517	1,999,919	—	1,223	—	—
Redemptions – Class I	(116,462,027)	(30,814,450)	(175,245,774)	(56,555,211)	—	(4,920,409)	—	—
Net Increase (Decrease) – Class I	(52,098,037)	39,928,065	(84,869,500)	34,989,599	—	(2,769,304)	—	—
Subscriptions – Class R	—	—	3,579,789	4,849,766	—	—	—	—
Distributions reinvested – Class R	—	—	280,476	20,880	—	—	—	—
Redemptions – Class R	—	—	(1,384,671)	(4,484,989)	—	—	—	—
Net Increase – Class R	—	—	2,475,594	385,657	—	—	—	—

(a)  Class R4 shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(b)  Class R5 shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(c)  Class Y shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(d)  Class Y shares reflect activity for the period from June 13, 2013 (commencement of operations) through December 31, 2013.

See accompanying notes to financial statements.

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2013	2012 (a)(b)(c)	2013	2012 (a)(b)(c)	2013 (d)	2012 (a)(b)	2013	2012 (b)
Operations:
Net investment income (loss)	$(3,787,764)	$3,199,752	$21,177,510	$10,380,505	$1,192,356	$59,454	$16,515	$15,258
Net realized gain (loss) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	199,126,634	146,041,340	—	—	(5,903,007)	(61,273)	290,295	8,711
Net realized gain (loss) on affiliated investments and distributions from affiliated investment company shares	1,096,550	(32,861,769)	87,967,259	9,964,937	—	—	—	—
Net change in net unrealized appreciation on investments, options, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	59,584,538	9,006,880	—	—	30,064,776	1,577,275	3,148,647	478,648
Net change in net unrealized appreciation (depreciation) on affiliated investments, affiliated options and affiliated investment company shares	7,543,133	76,071,172	(12,732,372)	30,128,824	—	—	—	—
Net Increase in Net Assets from Operations	263,563,091	201,457,375	96,412,397	50,474,266	25,354,125	1,575,456	3,455,457	502,617
Distributions to Shareholders From:
Net investment income – Class A	(779,067)	—	(8,405,645)	(5,054,209)	(982,830)	(15,490)	(19,726)	(1,646)
Net realized gain – Class A	(74,628,738)	(22,932,516)	(24,911,710)	—	—	—	(17,284)	(87)
Net investment income – Class B	—	—	(26,642)	(54,808)	—	—	—	—
Net realized gain – Class B	(860,295)	(1,087,328)	(109,193)	—	—	—	—	—
Net investment income – Class C	—	—	(3,912,583)	(2,121,887)	—	—	—	(20)
Net realized gain – Class C	(15,474,668)	(5,136,384)	(20,870,877)	—	—	—	(1,176)	(8)
Net investment income – Class I	(134,582)	—	—	—	(63)	(61)	(31)	(48)
Net realized gain – Class I	(3,544,269)	(2,740,487)	—	—	—	—	(8)	(2)
Net investment income – Class R	—	—	—	—	—	—	—	—
Net realized gain – Class R	—	—	—	—	—	—	—	—
Net investment income – Class R4	(361)	—	(279,538)	(272)	(121,494)	(135)	—	—
Net realized gain – Class R4	(146,391)	(872)	(732,207)	—	—	—	—	—
Net investment income – Class R5	(2,205)	—	(17,560)	(45)	(121,239)	(24)	(5,749)	(17)
Net realized gain – Class R5	(2,031,137)	(145)	(45,621)	—	—	—	(1,913)	—
Net investment income – Class Y	(184)	—	(55)	(46)	(27)	—	—	—
Net realized gain – Class Y	(819,712)	(145)	(133)	—	—	—	—	—
Net investment income – Class Z	(2,355,271)	—	(7,145,972)	(5,300,668)	(1,332,785)	(60,520)	(15,666)	(20,402)
Net realized gain – Class Z	(101,354,640)	(51,934,084)	(18,354,791)	—	—	—	(4,486)	(815)
Total Distributions to Shareholders	(202,131,520)	(83,831,961)	(84,812,527)	(12,531,935)	(2,558,438)	(76,230)	(66,039)	(23,045)
Share Transactions:
Subscriptions – Class A	65,389,229	40,027,597	269,301,297	273,105,947	179,677,591	2,701,324	19,592,036	295,687
Distributions reinvested – Class A	70,987,772	21,373,765	30,672,808	4,549,410	978,630	15,419	31,783	1,697
Redemptions – Class A	(88,198,756)	(159,108,074)	(113,768,855)	(48,212,223)	(16,017,690)	(234,401)	(3,060,376)	(46,529)
Net Increase (Decrease) – Class A	48,178,245	(97,706,712)	186,205,250	229,443,134	164,638,531	2,482,342	16,563,443	250,855
Distributions reinvested – Class B	857,139	1,050,259	134,520	52,935	—	—	—	—
Redemptions – Class B	(8,581,439)	(19,619,654)	(2,504,093)	(7,803,976)	—	—	—	—
Net Increase (Decrease) – Class B	(7,724,300)	(18,569,395)	(2,369,573)	(7,751,041)	—	—	—	—
Subscriptions – Class C	4,254,216	3,033,655	215,445,550	220,660,384	30,902,660	479,073	1,250,413	102,697
Distributions reinvested – Class C	12,694,116	4,111,417	18,856,243	1,498,365	—	—	1,175	28
Redemptions – Class C	(14,117,603)	(17,080,513)	(60,357,649)	(11,490,278)	(732,599)	(62,650)	(56,761)	(23,910)
Net Increase (Decrease) – Class C	2,830,729	(9,935,441)	173,944,144	210,668,471	30,170,061	416,423	1,194,827	78,815
Subscriptions – Class I	41,439,706	45,199,109	—	—	—	—	—	—
Distributions reinvested – Class I	3,678,143	2,740,281	—	—	63	61	39	50
Redemptions – Class I	(77,746,294)	(20,749,765)	—	—	—	—	—	—
Net Increase (Decrease) – Class I	(32,628,445)	27,189,625	—	—	63	61	39	50
Subscriptions – Class R	—	—	—	—	—	—	—	—
Distributions reinvested – Class R	—	—	—	—	—	—	—	—
Redemptions – Class R	—	—	—	—	—	—	—	—
Net Increase – Class R	—	—	—	—	—	—	—	—

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2013	2012 (a)(b)(c)	2013	2012 (a)(b)(c)	2013	2012 (a)(b)(c)	2013	2012 (a)(b)(c)
Subscriptions – Class R4	70,679,921	16,900	346,765,044	15,000	6,157,899	15,000	383,885	15,000
Distributions reinvested – Class R4	3,598,586	—	18,510,730	—	463,030	—	25,563	—
Redemptions – Class R4	(5,189,707)	—	(7,666,126)	—	(397,344)	—	(158)	—
Net Increase – Class R4	69,088,800	16,900	357,609,648	15,000	6,223,585	15,000	409,290	15,000
Subscriptions – Class R5	491,001,376	2,500	285,865,026	445	5,875,204	2,500	959,653	2,500
Distributions reinvested – Class R5	24,452,455	—	17,278,109	5,613	450,258	—	65,594	—
Redemptions – Class R5	(47,781,358)	—	(47,512,031)	(2,089,711)	(553,703)	—	(79,732)	—
Net Increase (Decrease) – Class R5	467,672,473	2,500	255,631,104	(2,083,653)	5,771,759	2,500	945,515	2,500
Subscriptions – Class Y	1,048,816,289	66,583,143	165,373,208	30,626,355	44,461,461	2,500	13,106,279	2,500
Distributions reinvested – Class Y	68,651,368	939,270	8,485,714	19,448	2,875,042	—	793,011	—
Redemptions – Class Y	(76,908,863)	(326,942)	(60,678,159)	—	(321,655)	—	(353,711)	—
Net Increase – Class Y	1,040,558,794	67,195,471	113,180,763	30,645,803	47,014,848	2,500	13,545,579	2,500
Subscriptions – Class Z	1,365,381,996	1,687,350,294	952,243,095	1,168,999,243	192,666,998	222,245,731	56,693,525	86,732,266
Distributions reinvested – Class Z	797,203,097	734,024,683	317,702,278	86,747,474	102,958,421	102,214,147	12,763,349	21,542,287
Redemptions – Class Z	(3,725,592,700)	(2,657,246,336)	(1,257,745,052)	(936,482,410)	(494,803,769)	(391,557,641)	(122,754,727)	(85,460,095)
Net Increase (Decrease) – Class Z	(1,563,007,607)	(235,871,359)	12,200,321	319,264,307	(199,178,350)	(67,097,763)	(53,297,853)	22,814,458
Net Increase (Decrease) from Share Transactions	(97,348,203)	(545,772,916)	578,251,022	268,418,443	(121,885,305)	(103,621,438)	(42,680,006)	38,803,038
Increase from regulatory settlements (Note 7)	—	—	—	107,802	—	—	—	—
Total Increase (Decrease) in Net Assets	3,827,105,287	1,187,290,557	1,583,522,994	1,326,844,618	200,191,730	41,649,545	(24,564,920)	54,071,201
Net Assets:
Beginning of period	17,523,865,911	16,336,575,354	6,743,797,606	5,416,952,988	1,600,094,673	1,558,445,128	380,454,054	326,382,853
End of period	$21,350,971,198	$17,523,865,911	$8,327,320,600	$6,743,797,606	$1,800,286,403	$1,600,094,673	$355,889,134	$380,454,054
Undistributed (Overdistributed) net investment income (loss)	$(36,590,606)	$(27,792,423)	$(119,307,605)	$(74,303,358)	$(286,857)	$(4,074,947)	$(12,664,698)	$(22,556,622)

(a)  Class R4 shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(b)  Class R5 shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(c)  Class Y shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(d)  Class Y shares reflect activity for the period from June 13, 2013 (commencement of operations) through December 31, 2013.

See accompanying notes to financial statements.

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2013	2012 (a)(b)(c)	2013	2012 (a)(b)(c)	2013 (d)	2012 (a)(b)	2013	2012 (b)
Subscriptions – Class R4	1,409,186	15,000	16,841,816	15,000	13,932,169	15,000	—	—
Distributions reinvested – Class R4	142,707	—	1,010,634	—	121,336	—	—	—
Redemptions – Class R4	(144,546)	—	(2,678,147)	—	(1,223,601)	—	—	—
Net Increase – Class R4	1,407,347	15,000	15,174,303	15,000	12,829,904	15,000	—	—
Subscriptions – Class R5	10,681,076	2,500	1,172,670	2,500	13,005,283	2,500	1,696,121	2,500
Distributions reinvested – Class R5	2,032,665	—	62,995	—	121,213	—	7,648	—
Redemptions – Class R5	(532,781)	—	(221,359)	—	(155,394)	—	(51,126)	—
Net Increase (Decrease) – Class R5	12,180,960	2,500	1,014,306	2,500	12,971,102	2,500	1,652,643	2,500
Subscriptions – Class Y	4,652,097	2,500	—	2,500	2,500	—	—	—
Distributions reinvested – Class Y	819,220	—	—	—	—	—	—	—
Redemptions – Class Y	(557,993)	—	—	—	—	—	—	—
Net Increase – Class Y	4,913,324	2,500	—	2,500	2,500	—	—	—
Subscriptions – Class Z	46,215,005	92,416,113	241,074,077	280,471,623	173,769,882	3,279,578	1,188,594	774,240
Distributions reinvested – Class Z	71,082,424	40,196,957	15,861,661	3,443,888	1,254,500	58,786	19,797	20,822
Redemptions – Class Z	(311,970,231)	(476,230,534)	(180,321,598)	(69,222,297)	(14,317,387)	(392,871)	(502,271)	(7,954)
Net Increase (Decrease) – Class Z	(194,672,802)	(343,617,464)	76,614,140	214,693,214	160,706,995	2,945,493	706,120	787,108
Net Increase (Decrease) from Share Transactions	(165,514,942)	(442,619,387)	450,582,570	647,073,778	381,319,156	5,861,819	20,117,072	1,119,328
Increase from regulatory settlements (Note 7)	—	—	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	(104,083,371)	(324,993,973)	462,182,440	685,016,109	404,114,843	7,361,045	23,506,490	1,598,900
Net Assets:
Beginning of period	965,626,914	1,290,620,887	874,622,697	189,606,588	10,589,811	3,228,766	3,278,035	1,679,135
End of period	$861,543,543	$965,626,914	$1,336,805,137	$874,622,697	$414,704,654	$10,589,811	$26,784,525	$3,278,035
Undistributed (Overdistributed) net investment income (loss)	$(450,627)	$2,866,367	$720,757	$650,727	$(1,371,231)	$(17,167)	$(26,208)	$(8,259)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2013	2012 (a)(b)(c)	2013	2012 (a)(b)(c)	2013	2012 (a)(b)(c)	2013	2012 (a)(b)(c)
Subscriptions – Class A	16,772,784	17,231,624	8,721,860	5,036,565	1,394,169	809,060	953,061	1,023,664
Shares issued in reinvestment and capital gains – Class A	6,939,430	6,767,946	1,475,191	349,670	468,483	419,501	233,959	374,787
Less shares redeemed – Class A	(25,665,267)	(35,802,801)	(11,526,833)	(7,580,692)	(1,355,276)	(2,274,459)	(1,336,213)	(825,702)
Net Increase (Decrease) – Class A	(1,953,053)	(11,803,231)	(1,329,782)	(2,194,457)	507,376	(1,045,898)	(149,193)	572,749
Shares issued in reinvestment and capital gains – Class B	48,181	95,443	18,918	2,774	1,984	4,518	2,974	7,046
Less shares redeemed – Class B	(705,007)	(1,578,470)	(178,171)	(290,213)	(24,425)	(57,586)	(20,013)	(32,062)
Net Increase (Decrease) – Class B	(656,826)	(1,483,027)	(159,253)	(287,439)	(22,441)	(53,068)	(17,039)	(25,016)
Subscriptions – Class C	3,426,567	2,852,549	425,390	259,798	128,459	72,817	88,935	71,372
Shares issued in reinvestment and capital gains – Class C	1,792,288	1,604,270	124,854	11,902	118,609	101,628	29,744	49,061
Less shares redeemed – Class C	(4,279,659)	(5,562,067)	(436,255)	(870,089)	(147,379)	(231,588)	(115,611)	(93,117)
Net Increase (Decrease) – Class C	939,196	(1,105,248)	113,989	(598,389)	99,689	(57,143)	3,068	27,316
Subscriptions – Class I	1,885,590	2,226,501	2,038,998	2,338,136	—	69,785	—	—
Shares issued in reinvestment and capital gains – Class I	43,283	119,925	53,236	50,947	—	42	—	—
Less shares redeemed – Class I	(3,308,111)	(1,016,424)	(3,848,404)	(1,469,126)	—	(167,312)	—	—
Net Increase (Decrease) – Class I	(1,379,238)	1,330,002	(1,756,170)	919,957	—	(97,485)	—	—
Subscriptions – Class R	—	—	81,299	123,992	—	—	—	—
Shares issued in reinvestment and capital gains – Class R	—	—	6,268	521	—	—	—	—
Less shares redeemed – Class R	—	—	(31,263)	(118,346)	—	—	—	—
Net Increase – Class R	—	—	56,304	6,167	—	—	—	—
Subscriptions – Class R4	1,998,028	553	7,323,105	376	173,989	499	13,801	500
Shares issued in reinvestment and capital gains – Class R4	100,520	—	408,790	—	13,409	—	962	—
Less shares redeemed – Class R4	(140,805)	—	(163,652)	—	(11,660)	—	(6)	—
Net Increase – Class R4	1,957,743	553	7,568,243	376	175,738	499	14,757	500
Subscriptions – Class R5	13,752,426	82	6,528,156	8	167,928	83	35,393	83
Shares issued in reinvestment and capital gains – Class R5	680,831	—	385,664	145	13,045	—	2,472	—
Less shares redeemed – Class R5	(1,319,787)	—	(1,038,451)	(53,601)	(14,967)	—	(2,971)	—
Net Increase (Decrease) – Class R5	13,113,470	82	5,875,369	(53,448)	166,006	83	34,894	83
Subscriptions – Class Y	30,418,210	2,148,017	3,692,396	750,647	1,250,341	83	470,106	83
Shares issued in reinvestment and capital gains – Class Y	1,921,971	31,278	187,806	476	83,147	—	29,869	—
Less shares redeemed – Class Y	(2,138,695)	(10,692)	(1,329,828)	—	(8,744)	—	(12,731)	—
Net Increase – Class Y	30,201,486	2,168,603	2,550,374	751,123	1,324,744	83	487,244	83
Subscriptions – Class Z	39,991,834	55,847,077	21,587,060	30,630,548	5,769,866	7,413,473	2,139,566	3,087,336
Shares issued in reinvestment and capital gains – Class Z	22,754,352	24,884,327	7,096,454	2,218,261	3,036,499	3,580,586	484,755	838,401
Less shares redeemed – Class Z	(107,868,830)	(87,379,864)	(28,414,984)	(24,297,024)	(15,174,383)	(13,185,688)	(4,625,116)	(3,121,838)
Net Increase (Decrease) – Class Z	(45,122,644)	(6,648,460)	268,530	8,551,785	(6,368,018)	(2,191,629)	(2,000,795)	803,899
Net Increase (Decrease) in Shares of Beneficial Interest	(2,899,866)	(17,540,726)	13,187,604	7,095,675	(4,116,906)	(3,444,558)	(1,627,064)	1,379,614

(a)  Class R4 shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(b)  Class R5 shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(c)  Class Y shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(d)  Class Y shares reflect activity for the period from June 13, 2013 (commencement of operations) through December 31, 2013.

See accompanying notes to financial statements.

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2013	2012 (a)(b)(c)	2013	2012 (a)(b)(c)	2013 (d)	2012 (a)(b)	2013	2012 (b)
Subscriptions – Class A	2,409,551	1,572,755	17,981,201	19,574,784	14,185,095	242,160	1,389,036	26,410
Shares issued in reinvestment and capital gains – Class A	2,880,725	878,414	2,106,160	319,205	75,048	1,308	2,142	152
Less shares redeemed – Class A	(3,250,484)	(6,287,849)	(7,527,423)	(3,461,158)	(1,269,880)	(21,619)	(212,961)	(4,331)
Net Increase (Decrease) – Class A	2,039,792	(3,836,680)	12,559,938	16,432,831	12,990,263	221,849	1,178,217	22,231
Shares issued in reinvestment and capital gains – Class B	38,348	46,775	9,173	3,716	—	—	—	—
Less shares redeemed – Class B	(346,271)	(830,866)	(166,345)	(568,981)	—	—	—	—
Net Increase (Decrease) – Class B	(307,923)	(784,091)	(157,172)	(565,265)	—	—	—	—
Subscriptions – Class C	184,785	130,998	14,371,325	15,757,125	2,457,588	43,007	86,894	9,113
Shares issued in reinvestment and capital gains – Class C	583,469	185,145	1,285,939	104,556	—	—	80	3
Less shares redeemed – Class C	(577,080)	(733,680)	(3,977,289)	(818,151)	(58,728)	(5,549)	(4,470)	(2,036)
Net Increase (Decrease) – Class C	191,174	(417,537)	11,679,975	15,043,530	2,398,860	37,458	82,504	7,080
Subscriptions – Class I	1,503,059	1,751,104	—	—	—	—	—	—
Shares issued in reinvestment and capital gains – Class I	141,436	108,517	—	—	5	5	3	4
Less shares redeemed – Class I	(2,658,803)	(798,545)	—	—	—	—	—	—
Net Increase (Decrease) – Class I	(1,014,308)	1,061,076	—	—	5	5	3	4
Subscriptions – Class R	—	—	—	—	—	—	—	—
Shares issued in reinvestment and capital gains – Class R	—	—	—	—	—	—	—	—
Less shares redeemed – Class R	—	—	—	—	—	—	—	—
Net Increase – Class R	—	—	—	—	—	—	—	—
Subscriptions – Class R4	49,613	579	1,120,984	1,065	1,090,642	1,311	—	—
Shares issued in reinvestment and capital gains – Class R4	5,524	—	69,981	—	9,227	—	—	—
Less shares redeemed – Class R4	(4,872)	—	(179,054)	—	(93,939)	—	—	—
Net Increase – Class R4	50,265	579	1,011,911	1,065	1,005,930	1,311	—	—
Subscriptions – Class R5	381,566	96	77,722	178	1,013,748	219	122,328	223
Shares issued in reinvestment and capital gains – Class R5	78,762	—	4,359	—	9,225	—	511	—
Less shares redeemed – Class R5	(19,370)	—	(14,647)	—	(12,077)	—	(3,541)	—
Net Increase (Decrease) – Class R5	440,958	96	67,434	178	1,010,896	219	119,298	223
Subscriptions – Class Y	164,585	96	—	178	205	—	—	—
Shares issued in reinvestment and capital gains – Class Y	31,675	—	—	—	—	—	—	—
Less shares redeemed – Class Y	(18,601)	—	—	—	—	—	—	—
Net Increase – Class Y	177,659	96	—	178	205	—	—	—
Subscriptions – Class Z	1,677,809	3,534,761	16,316,167	20,385,294	13,732,748	299,290	85,515	70,205
Shares issued in reinvestment and capital gains – Class Z	2,759,330	1,598,571	1,102,717	244,437	96,057	5,008	1,334	1,859
Less shares redeemed – Class Z	(11,254,870)	(18,152,892)	(12,064,146)	(5,049,709)	(1,131,598)	(34,993)	(37,709)	(754)
Net Increase (Decrease) – Class Z	(6,817,731)	(13,019,560)	5,354,738	15,580,022	12,697,207	269,305	49,140	71,310
Net Increase (Decrease) in Shares of Beneficial Interest	(5,240,114)	(16,996,021)	30,516,824	46,492,539	30,103,366	530,147	1,429,162	100,848

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year.

Columbia Acorn Fund

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Total Distributions to Shareholders	Increase from regulatory settlements
Class A
Year Ended December 31, 2013	$29.36	(0.06)	8.84	8.78	(0.04)	(2.32)	(2.36)	—
Year Ended December 31, 2012	$26.63	0.08	4.53	4.61	(0.06)	(1.82)	(1.88)	—
Year Ended December 31, 2011	$29.24	(0.10)	(1.30)	(1.40)	(0.02)	(1.19)	(1.21)	—
Year Ended December 31, 2010	$23.98	(0.06)	6.18	6.12	(0.02)	(0.84)	(0.86)	0.00	(c)
Year Ended December 31, 2009	$17.22	(0.02)	6.78	6.76	—	—	—	0.00	(c)
Class B
Year Ended December 31, 2013	$26.80	(0.25)	8.02	7.77	—	(2.32)	(2.32)	—
Year Ended December 31, 2012	$24.53	(0.11)	4.20	4.09	—	(1.82)	(1.82)	—
Year Ended December 31, 2011	$27.14	(0.27)	(1.15)	(1.42)	—	(1.19)	(1.19)	—
Year Ended December 31, 2010	$22.43	(0.21)	5.76	5.55	—	(0.84)	(0.84)	0.00	(c)
Year Ended December 31, 2009	$16.21	(0.14)	6.36	6.22	—	—	—	0.00	(c)
Class C
Year Ended December 31, 2013	$26.34	(0.26)	7.88	7.62	—	(2.32)	(2.32)	—
Year Ended December 31, 2012	$24.18	(0.12)	4.10	3.98	—	(1.82)	(1.82)	—
Year Ended December 31, 2011	$26.85	(0.29)	(1.19)	(1.48)	—	(1.19)	(1.19)	—
Year Ended December 31, 2010	$22.23	(0.24)	5.70	5.46	—	(0.84)	(0.84)	0.00	(c)
Year Ended December 31, 2009	$16.09	(0.17)	6.31	6.14	—	—	—	0.00	(c)
Class I
Year Ended December 31, 2013	$30.47	0.06	9.20	9.26	(0.04)	(2.32)	(2.36)	—
Year Ended December 31, 2012	$27.57	0.26	4.62	4.88	(0.16)	(1.82)	(1.98)	—
Year Ended December 31, 2011	$30.19	0.01	(1.35)	(1.34)	(0.09)	(1.19)	(1.28)	—
Year Ended December 31, 2010 (d)	$26.80	(0.01)	4.26	4.25	(0.02)	(0.84)	(0.86)	—
Class R4
Year Ended December 31, 2013	$30.90	0.06	9.29	9.35	(0.05)	(2.32)	(2.37)	—
Year Ended December 31, 2012 (f)	$30.59	0.05	1.84	1.89	(0.12)	(1.46)	(1.58)	—
Class R5
Year Ended December 31, 2013	$30.88	0.07	9.30	9.37	(0.04)	(2.32)	(2.36)	—
Year Ended December 31, 2012 (g)	$30.59	0.06	1.83	1.89	(0.14)	(1.46)	(1.60)	—
Class Y
Year Ended December 31, 2013	$30.90	0.09	9.31	9.40	(0.05)	(2.32)	(2.37)	—
Year Ended December 31, 2012 (h)	$30.62	0.09	1.80	1.89	(0.15)	(1.46)	(1.61)	—
Class Z
Year Ended December 31, 2013	$30.45	0.04	9.19	9.23	(0.04)	(2.32)	(2.36)	—
Year Ended December 31, 2012	$27.56	0.17	4.69	4.86	(0.15)	(1.82)	(1.97)	—
Year Ended December 31, 2011	$30.19	(0.01)	(1.34)	(1.35)	(0.09)	(1.19)	(1.28)	—
Year Ended December 31, 2010	$24.68	0.02	6.37	6.39	(0.04)	(0.84)	(0.88)	0.00	(c)
Year Ended December 31, 2009	$17.71	0.04	6.98	7.02	(0.05)	—	(0.05)	0.00	(c)

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests, if any. Such indirect expenses are not included in the reported expense ratios.

(b)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(c)  Rounds to zero.

(d)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(e)  Annualized.

(f)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(g)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(h)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return	Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2013	$35.78	30.53%	1.07%		1.07%		(0.17)%		18%	$3,869,734
Year Ended December 31, 2012	$29.36	17.62%	1.06%		1.06	%(b)	0.27%		16%	$3,233,494
Year Ended December 31, 2011	$26.63	(4.91)%	1.06%		1.06	%(b)	(0.33)%		18%	$3,246,833
Year Ended December 31, 2010	$29.24	25.61%	1.07%		1.07	%(b)	(0.22)%		28%	$3,639,788
Year Ended December 31, 2009	$23.98	39.26%	1.07%		1.07	%(b)	(0.12)%		27%	$2,937,761
Class B
Year Ended December 31, 2013	$32.25	29.63%	1.73%		1.73%		(0.84)%		18%	$19,278
Year Ended December 31, 2012	$26.80	16.98%	1.65%		1.64	%(b)	(0.42)%		16%	$33,623
Year Ended December 31, 2011	$24.53	(5.34)%	1.67%		1.67	%(b)	(0.98)%		18%	$67,153
Year Ended December 31, 2010	$27.14	24.81%	1.69%		1.69	%(b)	(0.88)%		28%	$287,650
Year Ended December 31, 2009	$22.43	38.37%	1.74%		1.74	%(b)	(0.77)%		27%	$525,072
Class C
Year Ended December 31, 2013	$31.64	29.58%	1.78%		1.78%		(0.88)%		18%	$938,644
Year Ended December 31, 2012	$26.34	16.77%	1.80%		1.80	%(b)	(0.46)%		16%	$756,709
Year Ended December 31, 2011	$24.18	(5.63)%	1.82%		1.82	%(b)	(1.10)%		18%	$721,446
Year Ended December 31, 2010	$26.85	24.63%	1.85%		1.85	%(b)	(1.00)%		28%	$829,181
Year Ended December 31, 2009	$22.23	38.16%	1.89%		1.89	%(b)	(0.93)%		27%	$736,818
Class I
Year Ended December 31, 2013	$37.37	30.99%	0.70%		0.70%		0.16%		18%	$20,383
Year Ended December 31, 2012	$30.47	18.02%	0.72%		0.72	%(b)	0.86%		16%	$58,652
Year Ended December 31, 2011	$27.57	(4.57)%	0.72%		0.72	%(b)	0.02%		18%	$16,397
Year Ended December 31, 2010 (d)	$30.19	15.94%	0.71	%(e)	0.71	%(b)(e)	(0.13	)%(e)	28%	$11,627
Class R4
Year Ended December 31, 2013	$37.88	30.85%	0.80%		0.80%		0.16%		18%	$74,188
Year Ended December 31, 2012 (f)	$30.90	6.31%	0.87	%(e)	0.86	%(b)(e)	1.24	%(e)	16%	$17
Class R5
Year Ended December 31, 2013	$37.89	30.94%	0.75%		0.75%		0.20%		18%	$496,906
Year Ended December 31, 2012 (g)	$30.88	6.33%	0.82	%(e)	0.81	%(b)(e)	1.29	%(e)	16%	$3
Class Y
Year Ended December 31, 2013	$37.93	30.99%	0.70%		0.70%		0.26%		18%	$1,227,891
Year Ended December 31, 2012 (h)	$30.90	6.34%	0.75	%(e)	0.75	%(b)(e)	2.21	%(e)	16%	$67,012
Class Z
Year Ended December 31, 2013	$37.32	30.90%	0.78%		0.78%		0.12%		18%	$14,703,948
Year Ended December 31, 2012	$30.45	17.93%	0.78%		0.78	%(b)	0.57%		16%	$13,374,355
Year Ended December 31, 2011	$27.56	(4.61)%	0.76%		0.76	%(b)	(0.03)%		18%	$12,284,748
Year Ended December 31, 2010	$30.19	26.00%	0.76%		0.76	%(b)	0.09%		28%	$13,330,466
Year Ended December 31, 2009	$24.68	39.65%	0.77%		0.77	%(b)	0.18%		27%	$10,527,500

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International

		Income from Investment Operations						Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Reimbursement from affiliate		Total from investment operations	Net investment income	Net realized gains	Total Distributions to Shareholders	Redemption fees added to paid in capital
Class A
Year Ended December 31, 2013	$40.79	0.45		8.37	—		8.82	(1.05)	(1.93)	(2.98)	—
Year Ended December 31, 2012	$34.15	0.47		6.75	—		7.22	(0.58)	—	(0.58)	—
Year Ended December 31, 2011	$40.87	0.32		(6.02)	0.00	(c)	(5.70)	(1.02)	—	(1.02)	—
Year Ended December 31, 2010	$34.13	0.22		7.21	—		7.43	(0.69)	—	(0.69)	0.00	(c)
Year Ended December 31, 2009	$23.03	0.23		11.27	—		11.50	(0.41)	—	(0.41)	0.00	(c)
Class B
Year Ended December 31, 2013	$39.67	0.12		8.10	—		8.22	(0.72)	(1.93)	(2.65)	—
Year Ended December 31, 2012	$33.17	0.19		6.55	—		6.74	(0.24)	—	(0.24)	—
Year Ended December 31, 2011	$39.96	0.06		(5.85)	0.00	(c)	(5.79)	(1.00)	—	(1.00)	—
Year Ended December 31, 2010	$33.22	0.03		7.02	—		7.05	(0.31)	—	(0.31)	0.00	(c)
Year Ended December 31, 2009	$22.41	0.08		10.92	—		11.00	(0.20)	—	(0.20)	0.00	(c)
Class C
Year Ended December 31, 2013	$39.50	0.10		8.08	—		8.18	(0.71)	(1.93)	(2.64)	—
Year Ended December 31, 2012	$33.03	0.18		6.52	—		6.70	(0.23)	—	(0.23)	—
Year Ended December 31, 2011	$39.79	0.04		(5.86)	0.00	(c)	(5.82)	(0.94)	—	(0.94)	—
Year Ended December 31, 2010	$33.08	(0.05)		7.03	—		6.98	(0.27)	—	(0.27)	0.00	(c)
Year Ended December 31, 2009	$22.30	0.02		10.89	—		10.91	(0.14)	—	(0.14)	0.00	(c)
Class I
Year Ended December 31, 2013	$40.86	0.66		8.34	—		9.00	(1.22)	(1.93)	(3.15)	—
Year Ended December 31, 2012	$34.33	0.57		6.83	—		7.40	(0.87)	—	(0.87)	—
Year Ended December 31, 2011	$40.92	0.37		(5.94)	0.00	(c)	(5.57)	(1.02)	—	(1.02)	—
Year Ended December 31, 2010 (f)	$37.69	0.08		3.49	—		3.57	(0.34)	—	(0.34)	0.00	(c)
Class R
Year Ended December 31, 2013	$40.79	0.26		8.36	—		8.62	(0.88)	(1.93)	(2.81)	—
Year Ended December 31, 2012	$34.11	0.21		6.89	—		7.10	(0.42)	—	(0.42)	—
Year Ended December 31, 2011 (h)	$40.11	(0.00	)(c)	(6.00)	0.00	(c)	(6.00)	—	—	—	—
Class R4
Year Ended December 31, 2013	$41.08	0.34		8.67	—		9.01	(1.17)	(1.93)	(3.10)	—
Year Ended December 31, 2012 (i)	$39.86	(0.00	)(c)	1.81	—		1.81	(0.59)	—	(0.59)	—
Class R5
Year Ended December 31, 2013	$40.81	0.63		8.34	—		8.97	(1.19)	(1.93)	(3.12)	—
Year Ended December 31, 2012	$34.31	0.75		6.62	—		7.37	(0.87)	—	(0.87)	—
Year Ended December 31, 2011 (j)	$40.24	0.09		(6.02)	0.00	(c)	(5.93)	—	—	—	—
Class Y
Year Ended December 31, 2013	$41.08	0.57		8.48	—		9.05	(1.21)	(1.93)	(3.14)	—
Year Ended December 31, 2012 (k)	$39.90	0.04		1.78	—		1.82	(0.64)	—	(0.64)	—
Class Z
Year Ended December 31, 2013	$40.84	0.58		8.38	—		8.96	(1.19)	(1.93)	(3.12)	—
Year Ended December 31, 2012	$34.31	0.59		6.78	—		7.37	(0.84)	—	(0.84)	—
Year Ended December 31, 2011	$40.92	0.48		(6.07)	0.00	(c)	(5.59)	(1.02)	—	(1.02)	—
Year Ended December 31, 2010	$34.26	0.35		7.23	—		7.58	(0.92)	—	(0.92)	0.00	(c)
Year Ended December 31, 2009	$23.13	0.34		11.31	—		11.65	(0.53)	—	(0.53)	0.00	(c)

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests, if any. Such indirect expenses are not included in the reported expense ratios.

(b)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(c)  Rounds to zero.

(d)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(e)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by less than 0.01%.

(f)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(g)  Annualized.

(h)  Class R shares commenced operations on August 2, 2011. Per share data and total return reflect activity from that date.

(i)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  Class R5 shares commenced operations on August 2, 2011. Per share data and total return reflect activity from that date.

(k)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

						Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Increase from regulatory settlements		Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2013	—		$46.63	22.00	%(b)	1.27%		1.23%		1.02%		45%	$1,089,263
Year Ended December 31, 2012	0.00	(c)	$40.79	21.21	%(b)	1.28%		1.24	%(d)	1.22%		33%	$1,007,236
Year Ended December 31, 2011	0.00	(c)	$34.15	(14.37	)%(b)(e)	1.32%		1.30	%(d)	0.84%		32%	$918,112
Year Ended December 31, 2010	0.00	(c)	$40.87	22.23%		1.35%		1.35	%(d)	0.62%		25%	$810,603
Year Ended December 31, 2009	0.01		$34.13	50.40%		1.36%		1.36	%(d)	0.85%		31%	$578,599
Class B
Year Ended December 31, 2013	—		$45.24	21.08	%(b)	2.00%		1.97%		0.27%		45%	$13,218
Year Ended December 31, 2012	0.00	(c)	$39.67	20.33	%(b)	2.00%		1.97	%(d)	0.51%		33%	$17,910
Year Ended December 31, 2011	0.00	(c)	$33.17	(14.92	)%(b)(e)	1.98%		1.96	%(d)	0.15%		32%	$24,510
Year Ended December 31, 2010	0.00	(c)	$39.96	21.49%		1.96%		1.96	%(d)	0.08%		25%	$29,368
Year Ended December 31, 2009	0.01		$33.22	49.36%		2.03%		2.03	%(d)	0.29%		31%	$38,835
Class C
Year Ended December 31, 2013	—		$45.04	21.07	%(b)	2.01%		1.99%		0.23%		45%	$110,875
Year Ended December 31, 2012	0.00	(c)	$39.50	20.31	%(b)	2.02%		2.00	%(d)	0.48%		33%	$92,748
Year Ended December 31, 2011	0.00	(c)	$33.03	(15.02	)%(b)(e)	2.07%		2.06	%(d)	0.10%		32%	$97,328
Year Ended December 31, 2010	0.00	(c)	$39.79	21.34%		2.11%		2.11	%(d)	(0.13)%		25%	$110,931
Year Ended December 31, 2009	0.01		$33.08	49.12%		2.17%		2.17	%(d)	0.07%		31%	$85,625
Class I
Year Ended December 31, 2013	—		$46.71	22.43%		0.85%		0.85%		1.49%		45%	$29,418
Year Ended December 31, 2012	0.00	(c)	$40.86	21.69%		0.88%		0.88	%(d)	1.48%		33%	$97,484
Year Ended December 31, 2011	0.00	(c)	$34.33	(14.02	)%(e)	0.91%		0.91	%(d)	0.99%		32%	$50,335
Year Ended December 31, 2010 (f)	—		$40.92	9.50%		0.94	%(g)	0.94	%(d)(g)	0.77	%(g)	25%	$66,581
Class R
Year Ended December 31, 2013	—		$46.60	21.50%		1.63%		1.63%		0.58%		45%	$5,822
Year Ended December 31, 2012	0.00	(c)	$40.79	20.83%		1.52%		1.51	%(d)	0.54%		33%	$2,799
Year Ended December 31, 2011 (h)	0.00	(c)	$34.11	(14.96)%		1.59	%(g)	1.59	%(d)(g)	(0.02	)%(g)	32%	$2,130
Class R4
Year Ended December 31, 2013	—		$46.99	22.32%		1.03%		1.03%		0.73%		45%	$355,616
Year Ended December 31, 2012 (i)	—		$41.08	4.57%		1.03	%(g)	1.02	%(d)(g)	(0.02	)%(g)	33%	$15
Class R5
Year Ended December 31, 2013	—		$46.66	22.38%		0.91%		0.91%		1.40%		45%	$274,415
Year Ended December 31, 2012	0.00	(c)	$40.81	21.61%		0.89%		0.89	%(d)	1.99%		33%	$242
Year Ended December 31, 2011 (j)	0.00	(c)	$34.31	(14.74)%		0.91	%(g)	0.91	%(d)(g)	0.65	%(g)	32%	$2,038
Class Y
Year Ended December 31, 2013	—		$46.99	22.44%		0.86%		0.86%		1.26%		45%	$155,140
Year Ended December 31, 2012 (k)	—		$41.08	4.59%		0.91	%(g)	0.90	%(d)(g)	0.75	%(g)	33%	$30,856
Class Z
Year Ended December 31, 2013	—		$46.68	22.33%		0.93%		0.93%		1.30%		45%	$6,293,552
Year Ended December 31, 2012	0.00	(c)	$40.84	21.60%		0.93%		0.93	%(d)	1.53%		33%	$5,494,506
Year Ended December 31, 2011	0.00	(c)	$34.31	(14.06	)%(e)	0.95%		0.95	%(d)	1.24%		32%	$4,322,500
Year Ended December 31, 2010	0.00	(c)	$40.92	22.70%		0.97%		0.97	%(d)	0.99%		25%	$5,107,580
Year Ended December 31, 2009	0.01		$34.26	50.97%		0.99%		0.99	%(d)	1.23%		31%	$3,727,679

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Total Distributions to Shareholders	Increase from regulatory settlements
Class A
Year Ended December 31, 2013	$28.21	(0.15)	9.09	8.94	—	(3.00)	(3.00)	—
Year Ended December 31, 2012	$25.94	0.02	4.73	4.75	(0.11)	(2.37)	(2.48)	—
Year Ended December 31, 2011	$27.54	(0.22)	(1.21)	(1.43)	—	(0.17)	(0.17)	—
Year Ended December 31, 2010	$22.43	(0.15)	5.26	5.11	—	—	—	—
Year Ended December 31, 2009	$15.90	(0.11)	6.64	6.53	—	—	—	0.00	(d)
Class B
Year Ended December 31, 2013	$25.81	(0.39)	8.28	7.89	—	(3.00)	(3.00)	—
Year Ended December 31, 2012	$23.98	(0.19)	4.39	4.20	—	(2.37)	(2.37)	—
Year Ended December 31, 2011	$25.60	(0.37)	(1.08)	(1.45)	—	(0.17)	(0.17)	—
Year Ended December 31, 2010	$20.99	(0.30)	4.91	4.61	—	—	—	—
Year Ended December 31, 2009	$14.98	(0.22)	6.23	6.01	—	—	—	0.00	(d)
Class C
Year Ended December 31, 2013	$25.49	(0.33)	8.17	7.84	—	(3.00)	(3.00)	—
Year Ended December 31, 2012	$23.72	(0.16)	4.30	4.14	—	(2.37)	(2.37)	—
Year Ended December 31, 2011	$25.39	(0.39)	(1.11)	(1.50)	—	(0.17)	(0.17)	—
Year Ended December 31, 2010	$20.84	(0.31)	4.86	4.55	—	—	—	—
Year Ended December 31, 2009	$14.89	(0.24)	6.19	5.95	—	—	—	0.00	(d)
Class I
Year Ended December 31, 2013	$29.47	(0.02)	9.54	9.52	—	(3.00)	(3.00)	—
Year Ended December 31, 2012	$27.00	(0.10)	5.16	5.06	(0.22)	(2.37)	(2.59)	—
Year Ended December 31, 2011	$28.56	(0.14)	(1.25)	(1.39)	—	(0.17)	(0.17)	—
Year Ended December 31, 2010 (e)	$24.24	(0.03)	4.35	4.32	—	—	—	—
Class R4
Year Ended December 31, 2013	$29.92	0.00 (d)	9.63	9.63	—	(3.00)	(3.00)	—
Year Ended December 31, 2012 (g)	$30.06	0.06	2.28	2.34	(0.16)	(2.32)	(2.48)	—
Class R5
Year Ended December 31, 2013	$29.90	0.02	9.61	9.63	—	(3.00)	(3.00)	—
Year Ended December 31, 2012 (h)	$30.06	0.07	2.27	2.34	(0.18)	(2.32)	(2.50)	—
Class Y
Year Ended December 31, 2013	$29.93	0.02	9.64	9.66	—	(3.00)	(3.00)	—
Year Ended December 31, 2012 (i)	$30.10	0.07	2.27	2.34	(0.19)	(2.32)	(2.51)	—
Class Z
Year Ended December 31, 2013	$29.45	(0.07)	9.52	9.45	—	(3.00)	(3.00)	—
Year Ended December 31, 2012	$26.98	0.11	4.92	5.03	(0.19)	(2.37)	(2.56)	—
Year Ended December 31, 2011	$28.56	(0.14)	(1.27)	(1.41)	—	(0.17)	(0.17)	—
Year Ended December 31, 2010	$23.19	(0.08)	5.45	5.37	—	—	—	—
Year Ended December 31, 2009	$16.39	(0.07)	6.87	6.80	—	—	—	0.00	(d)

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests, if any. Such indirect expenses are not included in the reported expense ratios.

(b)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(d)  Rounds to zero.

(e)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(f)  Annualized.

(g)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(h)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return	Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2013	$34.15	32.34%	1.32%		1.32%		(0.46)%		17%	$201,559
Year Ended December 31, 2012	$28.21	18.67%	1.32	%(b)	1.32	%(b)(c)	0.08%		14%	$152,164
Year Ended December 31, 2011	$25.94	(5.21)%	1.30%		1.30	%(c)	(0.78)%		20%	$167,038
Year Ended December 31, 2010	$27.54	22.78%	1.30%		1.30	%(c)	(0.64)%		32%	$214,097
Year Ended December 31, 2009	$22.43	41.07%	1.32%		1.32	%(c)	(0.64)%		28%	$178,605
Class B
Year Ended December 31, 2013	$30.70	31.28%	2.15%		2.15%		(1.33)%		17%	$567
Year Ended December 31, 2012	$25.81	17.87%	1.99	%(b)	1.99	%(b)(c)	(0.71)%		14%	$1,056
Year Ended December 31, 2011	$23.98	(5.68)%	1.92%		1.92	%(c)	(1.42)%		20%	$2,253
Year Ended December 31, 2010	$25.60	21.96%	1.98%		1.98	%(c)	(1.37)%		32%	$9,222
Year Ended December 31, 2009	$20.99	40.12%	2.02%		2.02	%(c)	(1.33)%		28%	$20,903
Class C
Year Ended December 31, 2013	$30.33	31.47%	2.00%		2.00%		(1.14)%		17%	$40,395
Year Ended December 31, 2012	$25.49	17.82%	2.05	%(b)	2.05	%(b)(c)	(0.61)%		14%	$31,410
Year Ended December 31, 2011	$23.72	(5.92)%	2.05%		2.05	%(c)	(1.53)%		20%	$30,584
Year Ended December 31, 2010	$25.39	21.83%	2.08%		2.08	%(c)	(1.41)%		32%	$36,101
Year Ended December 31, 2009	$20.84	39.96%	2.13%		2.13	%(c)	(1.45)%		28%	$32,508
Class I
Year Ended December 31, 2013	$35.99	32.93%	0.90%		0.90%		(0.04)%		17%	$4
Year Ended December 31, 2012	$29.47	19.10%	0.96%		0.96	%(c)	(0.33)%		14%	$3
Year Ended December 31, 2011	$27.00	(4.88)%	0.94%		0.94	%(c)	(0.47)%		20%	$2,635
Year Ended December 31, 2010 (e)	$28.56	17.82%	0.94	%(f)	0.94	%(c)(f)	(0.35	)%(f)	32%	$28,993
Class R4
Year Ended December 31, 2013	$36.55	32.80%	1.00%		1.00%		0.01%		17%	$6,441
Year Ended December 31, 2012 (g)	$29.92	8.06%	1.14	%(b)(f)	1.14	%(b)(c)(f)	1.51	%(f)	14%	$15
Class R5
Year Ended December 31, 2013	$36.53	32.83%	0.97%		0.97%		0.06%		17%	$6,068
Year Ended December 31, 2012 (h)	$29.90	8.06%	1.12	%(f)	1.12	%(c)(f)	1.53	%(f)	14%	$2
Class Y
Year Ended December 31, 2013	$36.59	32.89%	0.93%		0.93%		0.07%		17%	$48,479
Year Ended December 31, 2012 (i)	$29.93	8.07%	1.04	%(f)	1.04	%(c)(f)	1.62	%(f)	14%	$2
Class Z
Year Ended December 31, 2013	$35.90	32.72%	1.06%		1.06%		(0.20)%		17%	$1,496,775
Year Ended December 31, 2012	$29.45	18.98%	1.07	%(b)	1.07	%(b)(c)	0.36%		14%	$1,415,442
Year Ended December 31, 2011	$26.98	(4.95)%	1.00%		1.00	%(c)	(0.48)%		20%	$1,355,934
Year Ended December 31, 2010	$28.56	23.16%	1.01%		1.01	%(c)	(0.34)%		32%	$1,410,133
Year Ended December 31, 2009	$23.19	41.49%	1.03%		1.03	%(c)	(0.36)%		28%	$1,157,593

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International Select

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net realized gains	Total Distributions to Shareholders	Redemption fees added to paid in capital
Class A
Year Ended December 31, 2013	$25.61	0.29	3.29		3.58	(0.37)	(1.91)	(2.28)	—
Year Ended December 31, 2012	$24.26	0.39	4.92		5.31	(1.75)	(2.21)	(3.96)	—
Year Ended December 31, 2011	$28.01	0.18	(2.95)		(2.77)	(0.59)	(0.39)	(0.98)	—
Year Ended December 31, 2010	$23.39	0.08	4.84		4.92	(0.30)	—	(0.30)	0.00	(e)
Year Ended December 31, 2009	$17.99	0.10	5.43		5.53	(0.15)	—	(0.15)	0.00	(e)
Class B
Year Ended December 31, 2013	$24.40	0.11	3.12		3.23	(0.19)	(1.91)	(2.10)	—
Year Ended December 31, 2012	$23.27	0.23	4.69		4.92	(1.58)	(2.21)	(3.79)	—
Year Ended December 31, 2011	$26.72	0.01	(2.82)		(2.81)	(0.25)	(0.39)	(0.64)	—
Year Ended December 31, 2010	$22.34	(0.06)	4.62		4.56	(0.18)	—	(0.18)	0.00	(e)
Year Ended December 31, 2009	$17.16	(0.01)	5.17		5.16	—	—	—	0.00	(e)
Class C
Year Ended December 31, 2013	$24.28	0.08	3.10		3.18	(0.16)	(1.91)	(2.07)	—
Year Ended December 31, 2012	$23.17	0.18	4.67		4.85	(1.53)	(2.21)	(3.74)	—
Year Ended December 31, 2011	$26.58	(0.04)	(2.81)		(2.85)	(0.17)	(0.39)	(0.56)	—
Year Ended December 31, 2010	$22.21	(0.10)	4.60		4.50	(0.13)	—	(0.13)	0.00	(e)
Year Ended December 31, 2009	$17.08	(0.06)	5.17		5.11	—	—	—	0.00	(e)
Class I
Year Ended December 31, 2013	$25.85	0.39	3.32		3.71	(0.46)	(1.91)	(2.37)	—
Year Ended December 31, 2012	$24.45	0.51	4.94		5.45	(1.84)	(2.21)	(4.05)	—
Year Ended December 31, 2011	$28.33	0.31	(2.97)		(2.66)	(0.83)	(0.39)	(1.22)	—
Year Ended December 31, 2010 (g)	$26.11	0.03	2.19		2.22	—	—	—	—
Class R4
Year Ended December 31, 2013	$25.99	0.29	3.42		3.71	(0.43)	(1.91)	(2.34)	—
Year Ended December 31, 2012 (i)	$29.98	(0.02)	(0.09	)(j)	(0.11)	(1.79)	(2.09)	(3.88)	—
Class R5
Year Ended December 31, 2013	$25.98	0.38	3.35		3.73	(0.46)	(1.91)	(2.37)	—
Year Ended December 31, 2012 (k)	$29.98	(0.02)	(0.09	)(j)	(0.11)	(1.80)	(2.09)	(3.89)	—
Class Y
Year Ended December 31, 2013	$25.98	0.11	3.62		3.73	(0.47)	(1.91)	(2.38)	—
Year Ended December 31, 2012 (l)	$29.99	(0.02)	(0.09	)(j)	(0.11)	(1.81)	(2.09)	(3.90)	—
Class Z
Year Ended December 31, 2013	$25.86	0.37	3.33		3.70	(0.45)	(1.91)	(2.36)	—
Year Ended December 31, 2012	$24.46	0.49	4.95		5.44	(1.83)	(2.21)	(4.04)	—
Year Ended December 31, 2011	$28.33	0.29	(2.98)		(2.69)	(0.79)	(0.39)	(1.18)	—
Year Ended December 31, 2010	$23.64	0.18	4.89		5.07	(0.38)	—	(0.38)	0.00	(e)
Year Ended December 31, 2009	$18.19	0.17	5.50		5.67	(0.24)	—	(0.24)	0.00	(e)

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests, if any. Such indirect expenses are not included in the reported expense ratios.

(b)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(c)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to zero.

(f)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(h)  Annualized.

(i)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

						Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Increase from regulatory settlements		Net Asset Value, End of Period	Total Return		Total gross expenses		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2013	—		$26.91	14.42%		1.47	%(a)	1.47	%(a)	1.08%		72%	$73,911
Year Ended December 31, 2012	—		$25.61	22.05%		1.49	%(a)(b)	1.49	%(a)(b)(c)	1.43%		63%	$74,167
Year Ended December 31, 2011	—		$24.26	(10.11)%		1.51	%(a)	1.51	%(a)(d)	0.66%		44%	$56,350
Year Ended December 31, 2010	0.00	(e)	$28.01	21.41%		1.56	%(a)	1.56	%(a)(d)	0.33%		42%	$71,668
Year Ended December 31, 2009	0.02		$23.39	31.01%		1.56%		1.56	%(d)	0.53%		56%	$64,664
Class B
Year Ended December 31, 2013	—		$25.53	13.67%		2.14	%(a)	2.14	%(a)	0.43%		72%	$873
Year Ended December 31, 2012	—		$24.40	21.29%		2.11	%(a)(b)	2.10	%(a)(b)(c)	0.87%		63%	$1,250
Year Ended December 31, 2011	—		$23.27	(10.64)%		2.14	%(a)	2.14	%(a)(d)	0.04%		44%	$1,774
Year Ended December 31, 2010	0.00	(e)	$26.72	20.63	%(f)	2.24	%(a)	2.20	%(a)(d)	(0.27)%		42%	$3,030
Year Ended December 31, 2009	0.02		$22.34	30.19	%(f)	2.32%		2.20	%(d)	(0.05)%		56%	$3,887
Class C
Year Ended December 31, 2013	—		$25.39	13.52%		2.26	%(a)	2.26	%(a)	0.32%		72%	$10,311
Year Ended December 31, 2012	—		$24.28	21.10%		2.28	%(a)(b)	2.27	%(a)(b)(c)	0.67%		63%	$9,786
Year Ended December 31, 2011	—		$23.17	(10.81)%		2.31	%(a)	2.31	%(a)(d)	(0.14)%		44%	$8,704
Year Ended December 31, 2010	0.00	(e)	$26.58	20.45%		2.36	%(a)	2.36	%(a)(d)	(0.45)%		42%	$11,885
Year Ended December 31, 2009	0.02		$22.21	30.04%		2.42%		2.42	%(d)	(0.30)%		56%	$11,096
Class I
Year Ended December 31, 2013	—		$27.19	14.82%		1.13	%(a)	1.13	%(a)	1.43%		72%	$3
Year Ended December 31, 2012	—		$25.85	22.48%		1.15	%(a)	1.14	%(a)(c)	1.84%		63%	$2
Year Ended December 31, 2011	—		$24.45	(9.68)%		1.04	%(a)	1.04	%(a)(d)	1.12%		44%	$2
Year Ended December 31, 2010 (g)	—		$28.33	8.50%		1.14	%(a)(h)	1.14	%(a)(d)(h)	0.44	%(h)	42%	$3
Class R4
Year Ended December 31, 2013	—		$27.36	14.72%		1.24	%(a)	1.24	%(a)	1.06%		72%	$417
Year Ended December 31, 2012 (i)	—		$25.99	(0.27)%		1.30	%(a)(b)(h)	1.30	%(a)(b)(c)(h)	(0.55	)%(h)	63%	$13
Class R5
Year Ended December 31, 2013	—		$27.34	14.80	%(f)	1.15	%(a)	1.15	%(a)	1.40%		72%	$956
Year Ended December 31, 2012 (k)	—		$25.98	(0.27)%		1.29	%(a)(h)	1.28	%(a)(c)(h)	(0.55	)%(h)	63%	$2
Class Y
Year Ended December 31, 2013	—		$27.33	14.82%		1.09	%(a)	1.09	%(a)	0.40%		72%	$13,318
Year Ended December 31, 2012 (l)	—		$25.98	(0.25)%		1.21	%(a)(h)	1.20	%(a)(c)(h)	(0.48	)%(h)	63%	$2
Class Z
Year Ended December 31, 2013	—		$27.20	14.75%		1.19	%(a)	1.19	%(a)	1.37%		72%	$256,100
Year Ended December 31, 2012	—		$25.86	22.42%		1.20	%(a)(b)	1.19	%(a)(b)(c)	1.77%		63%	$295,231
Year Ended December 31, 2011	—		$24.46	(9.76)%		1.14	%(a)	1.14	%(a)(d)	1.03%		44%	$259,553
Year Ended December 31, 2010	0.00	(e)	$28.33	21.89%		1.16	%(a)	1.16	%(a)(d)	0.75%		42%	$366,081
Year Ended December 31, 2009	0.02		$23.64	31.52%		1.20%		1.20	%(d)	0.84%		56%	$331,027

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

		Income from Investment Operations						Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Reimbursement from affiliate		Total from investment operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2013	$24.72	(0.15)		7.92	—		7.77	(0.07)	(6.85)	(6.92)
Year Ended December 31, 2012	$22.95	0.03		3.78	—		3.81	—	(2.04)	(2.04)
Year Ended December 31, 2011	$27.94	(0.15)		(4.46)	—		(4.61)	(0.38)	—	(0.38)
Year Ended December 31, 2010	$22.81	(0.18)		5.31	—		5.13	—	—	—
Year Ended December 31, 2009	$13.77	(0.14)		9.18	—		9.04	—	—	—
Class B
Year Ended December 31, 2013	$22.75	(0.33)		7.24	—		6.91	—	(6.85)	(6.85)
Year Ended December 31, 2012	$21.40	(0.15)		3.54	—		3.39	—	(2.04)	(2.04)
Year Ended December 31, 2011	$26.06	(0.30)		(4.13)	—		(4.43)	(0.23)	—	(0.23)
Year Ended December 31, 2010	$21.41	(0.31)		4.96	—		4.65	—	—	—
Year Ended December 31, 2009	$13.02	(0.24)		8.63	—		8.39	—	—	—
Class C
Year Ended December 31, 2013	$22.48	(0.32)		7.15	—		6.83	—	(6.85)	(6.85)
Year Ended December 31, 2012	$21.20	(0.14)		3.46	—		3.32	—	(2.04)	(2.04)
Year Ended December 31, 2011	$25.83	(0.32)		(4.12)	—		(4.44)	(0.19)	—	(0.19)
Year Ended December 31, 2010	$21.25	(0.34)		4.92	—		4.58	—	—	—
Year Ended December 31, 2009	$12.94	(0.26)		8.57	—		8.31	—	—	—
Class I
Year Ended December 31, 2013	$25.63	(0.06)		8.25	—		8.19	(0.16)	(6.85)	(7.01)
Year Ended December 31, 2012	$23.65	0.23		3.79	—		4.02	—	(2.04)	(2.04)
Year Ended December 31, 2011	$28.74	(0.03)		(4.59)	—		(4.62)	(0.47)	—	(0.47)
Year Ended December 31, 2010 (e)	$24.74	0.01		3.99	—		4.00	—	—	—
Class R4
Year Ended December 31, 2013	$25.92	(0.06)		8.32	—		8.26	(0.13)	(6.85)	(6.98)
Year Ended December 31, 2012 (g)	$25.91	(0.00	)(h)	1.52	—		1.52	—	(1.51)	(1.51)
Class R5
Year Ended December 31, 2013	$25.93	(0.04)		8.31	—		8.27	(0.15)	(6.85)	(7.00)
Year Ended December 31, 2012 (i)	$25.91	(0.00	)(h)	1.53	—		1.53	—	(1.51)	(1.51)
Class Y
Year Ended December 31, 2013	$25.98	(0.03)		8.34	—		8.31	(0.17)	(6.85)	(7.02)
Year Ended December 31, 2012 (j)	$25.96	0.01		1.52	—		1.53	—	(1.51)	(1.51)
Class Z
Year Ended December 31, 2013	$25.57	(0.07)		8.21	—		8.14	(0.14)	(6.85)	(6.99)
Year Ended December 31, 2012	$23.62	0.11		3.88	—		3.99	—	(2.04)	(2.04)
Year Ended December 31, 2011	$28.73	(0.07)		(4.58)	0.00	(h)	(4.65)	(0.46)	—	(0.46)
Year Ended December 31, 2010	$23.38	(0.10)		5.45	—		5.35	—	—	—
Year Ended December 31, 2009	$14.07	(0.08)		9.39	—		9.31	—	—	—

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests, if any. Such indirect expenses are not included in the reported expense ratios.

(b)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(d)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(f)  Annualized.

(g)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(h)  Rounds to zero.

(i)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(k)  During the year ended December 31, 2011, the Fund received a reimbursement by an affiliate. Had the Fund not received this payment, total return would have been lower by 0.01%.

See accompanying notes to financial statements.

				Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2013	$25.57	33.77%		1.31	%(b)	1.31	%(b)	(0.54)%		20%	$333,193
Year Ended December 31, 2012	$24.72	16.87%		1.31	%(b)	1.31	%(b)(c)	0.13%		15%	$271,628
Year Ended December 31, 2011	$22.95	(16.65)%		1.28%		1.28	%(c)	(0.57)%		21%	$340,325
Year Ended December 31, 2010	$27.94	22.49%		1.28%		1.28	%(c)	(0.73)%		28%	$555,263
Year Ended December 31, 2009	$22.81	65.65%		1.30%		1.30	%(c)	(0.78)%		19%	$522,443
Class B
Year Ended December 31, 2013	$22.81	32.81	%(d)	2.05	%(b)	2.03	%(b)	(1.32)%		20%	$2,938
Year Ended December 31, 2012	$22.75	16.11%		1.91	%(b)	1.90	%(b)(c)	(0.62)%		15%	$9,938
Year Ended December 31, 2011	$21.40	(17.11)%		1.88%		1.88	%(c)	(1.21)%		21%	$26,126
Year Ended December 31, 2010	$26.06	21.72%		1.92%		1.92	%(c)	(1.39)%		28%	$72,203
Year Ended December 31, 2009	$21.41	64.44%		2.01%		2.01	%(c)	(1.49)%		19%	$88,004
Class C
Year Ended December 31, 2013	$22.46	32.85%		2.04	%(b)	2.04	%(b)	(1.28)%		20%	$61,537
Year Ended December 31, 2012	$22.48	15.93%		2.07	%(b)	2.06	%(b)(c)	(0.59)%		15%	$57,309
Year Ended December 31, 2011	$21.20	(17.27)%		2.05%		2.05	%(c)	(1.34)%		21%	$62,887
Year Ended December 31, 2010	$25.83	21.55%		2.07%		2.07	%(c)	(1.52)%		28%	$98,445
Year Ended December 31, 2009	$21.25	64.22%		2.14%		2.14	%(c)	(1.62)%		19%	$93,121
Class I
Year Ended December 31, 2013	$26.81	34.31%		0.94	%(b)	0.94	%(b)	(0.21)%		20%	$13,660
Year Ended December 31, 2012	$25.63	17.26%		0.96	%(b)	0.95	%(b)(c)	0.89%		15%	$39,054
Year Ended December 31, 2011	$23.65	(16.25)%		0.92%		0.92	%(c)	(0.12)%		21%	$10,944
Year Ended December 31, 2010 (e)	$28.74	16.17%		0.91	%(f)	0.91	%(c)(f)	0.18	%(f)	28%	$7,832
Class R4
Year Ended December 31, 2013	$27.20	34.16%		1.02	%(b)	1.02	%(b)	(0.20)%		20%	$1,383
Year Ended December 31, 2012 (g)	$25.92	5.92%		1.07	%(f)	1.06	%(c)(f)	0.02	%(f)	15%	$15
Class R5
Year Ended December 31, 2013	$27.20	34.21%		0.97	%(b)	0.97	%(b)	(0.13)%		20%	$11,996
Year Ended December 31, 2012 (i)	$25.93	5.96%		0.99	%(f)	0.99	%(c)(f)	0.08	%(f)	15%	$3
Class Y
Year Ended December 31, 2013	$27.27	34.30%		0.93	%(b)	0.93	%(b)	(0.09)%		20%	$4,847
Year Ended December 31, 2012 (j)	$25.98	5.94%		0.92	%(f)	0.92	%(c)(f)	0.15	%(f)	15%	$3
Class Z
Year Ended December 31, 2013	$26.72	34.16%		1.02	%(b)	1.02	%(b)	(0.26)%		20%	$431,990
Year Ended December 31, 2012	$25.57	17.15%		1.03	%(b)	1.03	%(b)(c)	0.40%		15%	$587,678
Year Ended December 31, 2011	$23.62	(16.37	)%(k)	0.97%		0.97	%(c)	(0.28)%		21%	$850,338
Year Ended December 31, 2010	$28.73	22.88%		0.97%		0.97	%(c)	(0.41)%		28%	$1,549,112
Year Ended December 31, 2009	$23.38	66.17%		0.99%		0.99	%(c)	(0.47)%		19%	$1,241,277

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Thermostat Fund

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gain	Total from investment operations	Net investment income		Net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2013	$14.29	0.29	1.00	1.29	(0.25)		(0.75)	(1.00)
Year Ended December 31, 2012	$12.82	0.32	1.39	1.71	(0.24)		—	(0.24)
Year Ended December 31, 2011	$12.58	0.28	0.30	0.58	(0.34)		—	(0.34)
Year Ended December 31, 2010	$10.90	0.19	1.67	1.86	(0.18)		—	(0.18)
Year Ended December 31, 2009	$8.26	0.11	2.53	2.64	(0.00	)(d)	—	(0.00	)(d)
Class B
Year Ended December 31, 2013	$14.39	0.19	1.03	1.22	(0.18)		(0.75)	(0.93)
Year Ended December 31, 2012	$12.91	0.20	1.45	1.65	(0.17)		—	(0.17)
Year Ended December 31, 2011	$12.64	0.15	0.38	0.53	(0.26)		—	(0.26)
Year Ended December 31, 2010	$10.93	0.13	1.67	1.80	(0.09)		—	(0.09)
Year Ended December 31, 2009	$8.32	0.06	2.55	2.61	—		—	—
Class C
Year Ended December 31, 2013	$14.39	0.18	1.00	1.18	(0.14)		(0.75)	(0.89)
Year Ended December 31, 2012	$12.91	0.22	1.39	1.61	(0.13)		—	(0.13)
Year Ended December 31, 2011	$12.62	0.18	0.31	0.49	(0.20)		—	(0.20)
Year Ended December 31, 2010	$10.91	0.10	1.68	1.78	(0.07)		—	(0.07)
Year Ended December 31, 2009	$8.33	0.03	2.55	2.58	—		—	—
Class R4
Year Ended December 31, 2013	$14.19	0.36	0.95	1.31	(0.29)		(0.75)	(1.04)
Year Ended December 31, 2012 (e)	$14.08	0.09	0.28	0.37	(0.26)		—	(0.26)
Class R5
Year Ended December 31, 2013	$14.19	0.37	0.96	1.33	(0.30)		(0.75)	(1.05)
Year Ended December 31, 2012 (g)	$14.08	0.09	0.27	0.36	(0.25)		—	(0.25)
Class Y
Year Ended December 31, 2013	$14.18	0.33	1.01	1.34	(0.31)		(0.75)	(1.06)
Year Ended December 31, 2012 (h)	$14.08	0.09	0.27	0.36	(0.26)		—	(0.26)
Class Z
Year Ended December 31, 2013	$14.13	0.32	0.99	1.31	(0.29)		(0.75)	(1.04)
Year Ended December 31, 2012	$12.67	0.34	1.39	1.73	(0.27)		—	(0.27)
Year Ended December 31, 2011	$12.44	0.31	0.29	0.60	(0.37)		—	(0.37)
Year Ended December 31, 2010	$10.80	0.21	1.66	1.87	(0.23)		—	(0.23)
Year Ended December 31, 2009	$8.19	0.13	2.51	2.64	(0.03)		—	(0.03)

(a)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests, if any. Such indirect expenses are not included in the reported expense ratios.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(d)  Rounds to zero.

(e)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(f)  Annualized.

(g)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(h)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return (a)	Total gross expenses (b)		Total net expenses (b)		Net investment income		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2013	$14.58	9.07%	0.52%		0.50%		1.91%		92%	$513,293
Year Ended December 31, 2012	$14.29	13.34%	0.58%		0.50	%(c)	2.28%		109%	$323,750
Year Ended December 31, 2011	$12.82	4.62%	0.67%		0.50	%(c)	2.17%		130%	$79,744
Year Ended December 31, 2010	$12.58	17.28%	0.72%		0.50	%(c)	1.64%		118%	$44,527
Year Ended December 31, 2009	$10.90	31.98%	0.78%		0.50	%(c)	1.17%		17%	$42,976
Class B
Year Ended December 31, 2013	$14.68	8.49%	1.15%		1.00%		1.29%		92%	$2,263
Year Ended December 31, 2012	$14.39	12.78%	1.16%		1.00	%(c)	1.47%		109%	$4,480
Year Ended December 31, 2011	$12.91	4.19%	1.23%		1.00	%(c)	1.18%		130%	$11,318
Year Ended December 31, 2010	$12.64	16.64%	1.28%		1.00	%(c)	1.10%		118%	$28,752
Year Ended December 31, 2009	$10.93	31.37%	1.32%		1.00	%(c)	0.64%		17%	$32,758
Class C
Year Ended December 31, 2013	$14.68	8.23%	1.27%		1.25%		1.16%		92%	$430,173
Year Ended December 31, 2012	$14.39	12.52%	1.32%		1.25	%(c)	1.56%		109%	$253,641
Year Ended December 31, 2011	$12.91	3.87%	1.43%		1.25	%(c)	1.40%		130%	$33,378
Year Ended December 31, 2010	$12.62	16.43%	1.49%		1.25	%(c)	0.88%		118%	$21,866
Year Ended December 31, 2009	$10.91	30.97%	1.55%		1.25	%(c)	0.39%		17%	$21,090
Class R4
Year Ended December 31, 2013	$14.46	9.26%	0.28%		0.25%		2.39%		92%	$14,651
Year Ended December 31, 2012 (e)	$14.19	2.60%	0.42	%(f)	0.25	%(c)(f)	4.59	%(f)	109%	$15
Class R5
Year Ended December 31, 2013	$14.47	9.35%	0.25%		0.23%		2.44%		92%	$979
Year Ended December 31, 2012 (g)	$14.19	2.58%	0.35	%(f)	0.27	%(c)(f)	4.60	%(f)	109%	$3
Class Y
Year Ended December 31, 2013	$14.46	9.46%	0.14%		0.14%		2.23%		92%	$3
Year Ended December 31, 2012 (h)	$14.18	2.55%	0.30	%(f)	0.22	%(c)(f)	4.63	%(f)	109%	$3
Class Z
Year Ended December 31, 2013	$14.40	9.30%	0.26%		0.25%		2.14%		92%	$375,444
Year Ended December 31, 2012	$14.13	13.69%	0.30%		0.25	%(c)	2.48%		109%	$292,732
Year Ended December 31, 2011	$12.67	4.85%	0.34%		0.25	%(c)	2.43%		130%	$65,167
Year Ended December 31, 2010	$12.44	17.58%	0.37%		0.25	%(c)	1.87%		118%	$36,130
Year Ended December 31, 2009	$10.80	32.29%	0.39%		0.25	%(c)	1.48%		17%	$41,765

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Emerging Markets Fund

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Total Distributions to Shareholders	Net Asset Value, End of Period
Class A
Year Ended December 31, 2013	$12.04	0.07		1.34	1.41	(0.08)	(0.08)	$13.37
Year Ended December 31, 2012	$9.26	0.08		2.78	2.86	(0.08)	(0.08)	$12.04
Year Ended December 31, 2011 (d)	$10.00	(0.00	)(e)	(0.74)	(0.74)	—	—	$9.26
Class C
Year Ended December 31, 2013	$12.01	(0.03)		1.34	1.31	—	—	$13.32
Year Ended December 31, 2012	$9.24	(0.02)		2.79	2.77	—	—	$12.01
Year Ended December 31, 2011 (h)	$10.00	(0.02)		(0.74)	(0.76)	—	—	$9.24
Class I
Year Ended December 31, 2013	$12.08	0.08		1.37	1.45	(0.12)	(0.12)	$13.41
Year Ended December 31, 2012	$9.29	0.11		2.80	2.91	(0.12)	(0.12)	$12.08
Year Ended December 31, 2011 (i)	$10.00	0.01		(0.72)	(0.71)	—	—	$9.29
Class R4
Year Ended December 31, 2013	$12.14	0.12		1.35	1.47	(0.12)	(0.12)	$13.49
Year Ended December 31, 2012 (j)	$11.44	(0.01)		0.81	0.80	(0.10)	(0.10)	$12.14
Class R5
Year Ended December 31, 2013	$12.14	0.12		1.34	1.46	(0.12)	(0.12)	$13.48
Year Ended December 31, 2012 (k)	$11.44	(0.00	)(e)	0.81	0.81	(0.11)	(0.11)	$12.14
Class Y
Year Ended December 31, 2013 (l)	$12.22	0.07		1.20	1.27	(0.13)	(0.13)	$13.36
Class Z
Year Ended December 31, 2013	$12.07	0.11		1.33	1.44	(0.11)	(0.11)	$13.40
Year Ended December 31, 2012	$9.28	0.12		2.79	2.91	(0.12)	(0.12)	$12.07
Year Ended December 31, 2011 (m)	$10.00	0.01		(0.73)	(0.72)	—	—	$9.28

(a)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests, if any. Such indirect expenses are not included in the reported expense ratios.

(c)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(d)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(e)  Rounds to zero.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(i)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(j)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.

(m)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

		Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Total Return (a)	Total gross expenses		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2013	11.73%	1.80	%(b)	1.76	%(b)	0.52%		36%	$177,158
Year Ended December 31, 2012	30.86%	6.42	%(b)	1.77	%(b)(c)	0.77%		30%	$3,103
Year Ended December 31, 2011 (d)	(7.40)%	20.13	%(f)	1.85	%(f)(g)	(0.01	)%(f)	9%	$332
Class C
Year Ended December 31, 2013	10.91%	2.55	%(b)	2.51	%(b)	(0.23)%		36%	$32,636
Year Ended December 31, 2012	29.98%	7.18	%(b)	2.56	%(b)(c)	(0.15)%		30%	$615
Year Ended December 31, 2011 (h)	(7.60)%	25.06	%(f)	2.60	%(f)(g)	(0.68	)%(f)	9%	$127
Class I
Year Ended December 31, 2013	12.06%	1.73	%(b)	1.39	%(b)	0.65%		36%	$7
Year Ended December 31, 2012	31.39%	6.18	%(b)	1.41	%(b)(c)	1.05%		30%	$6
Year Ended December 31, 2011 (i)	(7.10)%	19.31	%(f)	1.41	%(f)(g)	0.17	%(f)	9%	$5
Class R4
Year Ended December 31, 2013	12.13%	1.44	%(b)	1.44	%(b)	0.92%		36%	$13,583
Year Ended December 31, 2012 (j)	7.04%	5.86	%(b)(f)	1.54	%(b)(c)(f)	(0.31	)%(f)	30%	$16
Class R5
Year Ended December 31, 2013	12.07%	1.42	%(b)	1.42	%(b)	0.94%		36%	$13,625
Year Ended December 31, 2012 (k)	7.11%	5.81	%(b)(f)	1.46	%(b)(c)(f)	(0.22	)%(f)	30%	$3
Class Y
Year Ended December 31, 2013 (l)	10.43%	1.36	%(b)(f)	1.36	%(b)(f)	0.97	%(f)	36%	$3
Class Z
Year Ended December 31, 2013	11.92%	1.58	%(b)	1.54	%(b)	0.89%		36%	$177,693
Year Ended December 31, 2012	31.35%	6.15	%(b)	1.46	%(b)(c)	1.07%		30%	$6,846
Year Ended December 31, 2011 (m)	(7.20)%	19.52	%(f)	1.46	%(f)(g)	0.15	%(f)	9%	$2,765

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn European Fund

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains		Total Distributions to Shareholders
Class A
Year Ended December 31, 2013	$11.76	(0.02)	3.97	3.95	(0.01)	(0.02)		(0.03)
Year Ended December 31, 2012	$9.43	0.03	2.37	2.40	(0.07)	(0.00	)(c)	(0.07)
Year Ended December 31, 2011 (e)	$10.00	(0.03)	(0.46)	(0.49)	(0.06)	(0.02)		(0.08)
Class C
Year Ended December 31, 2013	$11.73	(0.15)	3.98	3.83	—	(0.02)		(0.02)
Year Ended December 31, 2012	$9.44	(0.15)	2.46	2.31	(0.02)	(0.00	)(c)	(0.02)
Year Ended December 31, 2011 (h)	$10.00	(0.06)	(0.45)	(0.51)	(0.03)	(0.02)		(0.05)
Class I
Year Ended December 31, 2013	$11.75	0.12	3.88	4.00	(0.06)	(0.02)		(0.08)
Year Ended December 31, 2012	$9.43	0.10	2.32	2.42	(0.10)	(0.00	)(c)	(0.10)
Year Ended December 31, 2011 (i)	$10.00	(0.02)	(0.46)	(0.48)	(0.07)	(0.02)		(0.09)
Class R5
Year Ended December 31, 2013	$11.86	(0.04)	4.06	4.02	(0.04)	(0.02)		(0.06)
Year Ended December 31, 2012 (j)	$11.19	(0.02)	0.77	0.75	(0.08)	—		(0.08)
Class Z
Year Ended December 31, 2013	$11.76	0.11	3.88	3.99	(0.05)	(0.02)		(0.07)
Year Ended December 31, 2012	$9.44	0.08	2.34	2.42	(0.10)	(0.00	)(c)	(0.10)
Year Ended December 31, 2011 (k)	$10.00	(0.02)	(0.46)	(0.48)	(0.06)	(0.02)		(0.08)

(a)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests, if any. Such indirect expenses are not included in the reported expense ratios.

(c)  Rounds to zero.

(d)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(e)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of 0.02%.

(h)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(i)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(j)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(k)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return (a)	Total gross expenses		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2013	$15.68	33.64%	3.33	%(b)	1.74	%(b)	(0.11)%		42%	$19,078
Year Ended December 31, 2012	$11.76	25.46%	12.35	%(b)	1.61	%(b)(d)	0.23%		37%	$453
Year Ended December 31, 2011 (e)	$9.43	(4.97)%	33.59	%(f)	1.75	%(f)(g)	(0.84	)%(f)	17%	$154
Class C
Year Ended December 31, 2013	$15.54	32.63%	4.19	%(b)	2.50	%(b)	(1.10)%		42%	$1,400
Year Ended December 31, 2012	$11.73	24.46%	12.83	%(b)	2.32	%(b)(d)	(1.33)%		37%	$89
Year Ended December 31, 2011 (h)	$9.44	(5.14)%	35.79	%(f)	2.50	%(f)(g)	(1.66	)%(f)	17%	$5
Class I
Year Ended December 31, 2013	$15.67	34.06%	3.99	%(b)	1.41	%(b)	0.88%		42%	$8
Year Ended December 31, 2012	$11.75	25.71%	12.05	%(b)	1.31	%(b)(d)	0.94%		37%	$6
Year Ended December 31, 2011 (i)	$9.43	(4.81)%	30.00	%(f)	1.31	%(f)(g)	(0.47	)%(f)	17%	$5
Class R5
Year Ended December 31, 2013	$15.82	33.97%	2.76	%(b)	1.51	%(b)	(0.29)%		42%	$1,891
Year Ended December 31, 2012 (j)	$11.86	6.70%	14.07	%(b)(f)	1.36	%(b)(d)(f)	(1.07	)%(f)	37%	$3
Class Z
Year Ended December 31, 2013	$15.68	33.98%	3.98	%(b)	1.45	%(b)	0.83%		42%	$4,407
Year Ended December 31, 2012	$11.76	25.66%	12.07	%(b)	1.33	%(b)(d)	0.76%		37%	$2,727
Year Ended December 31, 2011 (k)	$9.44	(4.78)%	30.26	%(f)	1.37	%(f)(g)	(0.52	)%(f)	17%	$1,516

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying portfolio funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select each currently offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn International currently offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Columbia Thermostat Fund currently offers Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn Emerging Markets Fund currently offers Class A, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn European Fund currently offers Class A, Class C, Class I, Class R5 and Class Z shares. Effective February 29, 2008, the Funds generally no longer accept investments by new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 12 months of purchase, and a 0.50% CDSC if the shares are redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

Class B shares are subject to CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I, Class R, Class R4, Class R5 and Class Y shares are offered at net asset value. There are certain restrictions on who may purchase these share classes. Class Y shares commenced operations on June 13, 2013 for Columbia Acorn Emerging Markets Fund.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Investment Distributors, Inc. (CMID) at no additional charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

>Derivative instruments

Columbia Acorn International Select invests in forward foreign currency exchange contracts on a limited basis, as detailed below. Forward foreign currency exchange contracts are derivative instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, in this case, currencies. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract and the potential for market movements, which may expose the Fund to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

The put option held at December 31, 2013 was acquired through a transaction between each of Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Emerging Markets Fund and the controlling shareholder of Archipelago Resources (the "Controlling Shareholder") in connection with the delisting of the shares of Archipelago Resources in 2013 and the anticipated restructuring of Archipelago Resources into a new company during 2014 ("New Co"). Normally, a put option would be bought to decrease a Fund's exposure to the underlying stock. However, in this case, the put option related to the proposed restructuring of Archipelago Resources provides each Fund with the ability to sell its shares back to the Controlling Shareholder at an agreed upon price or to convert the shares held in Archipelago Resources into shares of New Co based upon the terms of the put option agreement between each Fund and the Controlling Shareholder.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

>Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. Columbia Acorn International Select utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some of the Fund's securities. The Fund's use of forward foreign currency exchange contracts was not material to the net assets of the Fund.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statements of Assets and Liabilities.

>Offsetting of derivative assets and derivative liabilities

The following table presents the gross and net amount of assets and liabilities of Columbia Acorn International Select

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2013:

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received	Securities Collateral Received	Net Amount(b)
Forward foreign currency exchange contracts	$65,818	$—	$65,818	$—	$—	$—	$65,818

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

>Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; the impact of derivative transactions on each Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following each Statement of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Acorn International

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Equity risk	Affiliated options, at value	$2,630,029

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Change in Unrealized Appreciation (Depreciation) on
Derivatives Recognized in Income

Risk Exposure Category	Affiliated options
Equity risk	$2,630,029

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Option	1

Columbia Acorn International Select

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statements of Assets and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	$65,818
Equity risk	Unaffiliated options,
	at value	985,539
Total		$1,051,357

The following table indicates the effect of derivative instruments in the Statements of Operations for the year ended December 31, 2013:

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange risk	$1,491,240

Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Unaffiliated options	Total
Foreign exchange risk	$477,571	$—	$477,571
Equity risk	—	985,539	985,539
Total	$477,571	$985,539	$1,463,110

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	27
Option	1

Columbia Acorn Emerging Markets Fund

The following table is a summary of the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Equity risk	Unaffiliated options, at value	$131,808

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended December 31, 2013:

Change in Unrealized Appreciation (Depreciation) on
Derivatives Recognized in Income

Risk Exposure Category	Unaffiliated options
Equity risk	$131,808

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2013:

Derivative Instrument	Contracts Opened
Option	1

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Funds also receive a fee for the loan. The Funds have the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of a Fund and any additional required collateral is delivered to the Fund on the next business day. The Funds have elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Funds' lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some or all of these losses may be indemnified by the lending agent. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned as of December 31, 2013 by each Fund is included in the Statements of Operations.

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

>Offsetting of Financial Assets

The following table presents each Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of December 31, 2013:

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received	Securities Collateral Received	Net Amount(b)
Securities Loaned
Columbia Acorn Fund	$325,396,020	$—	$325,396,020	$—	$325,396,020	$—	$—
Columbia Acorn International	115,336,707	—	115,336,707	—	115,336,707	—	—
Columbia Acorn USA	56,975,550	—	56,975,550	—	56,975,550	—	—
Columbia Acorn International Select	624,717	—	624,717	—	624,717	—	—
Columbia Acorn Select	3,049,372	—	3,049,372	—	3,049,372	—	—
Columbia Acorn Emerging Markets Fund	5,245,136	—	5,245,136	—	5,245,136	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust.

However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2013, permanent book and tax basis differences resulting primarily from foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of distributions from investments, net operating loss reclassification, distribution reclassifications, foreign capital gains tax, earnings and profits distributed to shareholders on the redemption of shares and proceeds from regulatory settlements were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Acorn Fund	$6,990,812	$(96,310,353)	$89,319,541
Columbia Acorn International	59,420,368	(59,312,562)	(107,806)
Columbia Acorn USA	7,830,664	8,735	(7,839,399)
Columbia Acorn International Select	10,652,057	(10,652,055)	(2)
Columbia Acorn Select	3,742,440	5,018,312	(8,760,752)
Columbia Thermostat Fund	(1,319,485)	(7,535,502)	8,854,987
Columbia Acorn Emerging Markets Fund	12,018	(12,018)	—
Columbia Acorn European Fund	6,708	(6,709)	1

Net investment income (loss) and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	December 31, 2013		December 31, 2012
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Columbia Acorn Fund	$21,340,532	$1,308,033,846	$70,510,183	$1,028,830,224
Columbia Acorn International	198,930,778	330,008,029	128,781,789	—
Columbia Acorn USA	—	141,393,055	8,908,286	120,940,637
Columbia Acorn International Select	5,084,134	25,050,362	24,643,601	30,592,124
Columbia Acorn Select	3,241,093	198,890,427	—	83,831,961
Columbia Thermostat Fund	32,251,737	52,560,790	15,531,935	—
Columbia Acorn Emerging Markets Fund	2,558,438	—	76,230	—
Columbia Acorn European Fund	41,172	24,867	22,685	360

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Accumulated Long-Term Gain	Unrealized Appreciation (Depreciation)
Columbia Acorn Fund	$—	$423,534,776	$10,211,540,752
Columbia Acorn International	1,355,464	91,726,394	2,297,424,421
Columbia Acorn USA	—	22,101,400	857,582,991
Columbia Acorn International Select	—	1,339,634	60,841,672
Columbia Acorn Select	—	39,802,726	339,417,817
Columbia Thermostat Fund	823,711	5,627,379	27,329,855
Columbia Acorn Emerging Markets Fund	265,229	—	29,466,341
Columbia Acorn European Fund	196,717	90,618	3,484,741

* The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and PFIC adjustments.

The following capital loss carryforward, determined as of December 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2015	2016	Unlimited Short-Term	Total
Columbia Acorn International	$7,202,972	$44,771,683	$—	$51,974,655
Columbia Acorn Emerging Markets Fund	—	—	3,304,889	3,304,889

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

The value of capital loss carryforwards that were utilized and expired for the Funds during the year ended December 31, 2013, were as follows:

	Utilized	Expired
Columbia Acorn International	$207,136,352	$—
Columbia Thermostat Fund	8,938,163	—

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2013, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on January 1, 2014:

Fund	Late-Year Ordinary Losses	Post-October Capital Losses
Columbia Acorn Fund	$2,167,445	$—
Columbia Acorn International Select	2,686,548	—
Columbia Acorn Select	15,928	1,243,045
Columbia Acorn Emerging Markets Fund	—	2,434,757

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

Columbia Wanger Asset Management, LLC (CWAM) is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

Funds and is responsible for the overall management of the Funds' business affairs.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

Columbia Acorn Emerging Markets Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

Columbia Acorn European Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

For the year ended December 31, 2013, the effective investment advisory fee rates were as follows:

Fund
Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.84%
Columbia Thermostat Fund	0.10%
Columbia Acorn Emerging Markets Fund	1.10%
Columbia Acorn European Fund	1.19%

>Expense limit

Effective August 15, 2013, CWAM and its affiliates voluntarily agreed to waive a portion of the total annual Fund operating expenses incurred by Class A shares, Class B shares and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

Through August 14, 2013, CWAM and its affiliates contractually waived a portion of the total annual Fund operating expenses incurred by Class A shares, Class B shares and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses were reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

Effective May 1, 2013, CWAM has voluntarily agreed to reimburse expenses so that the Funds' ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds' custodian, do not exceed annually the average daily net assets of each class as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.31%	1.45%	1.36%	1.31%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.23%	1.35%	1.28%	1.23%	1.35%

These arrangements may be modified or terminated by either the Funds or CWAM on 30 days notice.

Through April 30, 2013, CWAM voluntarily reimbursed expenses so that the Funds' ordinary operating expenses (exclusive of taxes, brokerage commissions, interest and extraordinary expenses, if any) after giving effect to any balance credits or overdraft charges from the Funds' custodian, did not exceed annually the average daily net assets of each class as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.28%	1.45%	1.33%	1.28%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%

Effective May 1, 2013, CWAM has contractually agreed to waive fees and/or reimburse expenses through April 30, 2014, so that the Funds' ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any), do not exceed annually the average daily net assets of each class as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.00%	1.25%	—%	0.25%	0.23%	0.18%	0.25%
Columbia Acorn Emerging Markets Fund	1.85%	—%	2.60%	1.54%	1.60%	1.59%	1.54%*	1.60%
Columbia Acorn European Fund	1.75%	—%	2.50%	1.46%	—%	1.51%	—%	1.50%

* Effective June 13, 2013 (the commencement of operations of Columbia Acorn Emerging Markets Fund Class Y shares) through April 30, 2014.

There is no guarantee that these agreements will continue thereafter.

Through April 30, 2013, CWAM contractually waived fees and/or reimburse expenses so that the Funds' ordinary operating expenses (exclusive of interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any), did not exceed annually the average daily net assets of each class as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.00%	1.25%	—%	0.25%	0.27%	0.22%	0.25%
Columbia Acorn Emerging Markets Fund	1.85%	—%	2.60%	1.41%	1.60%	1.46%	—%	1.60%
Columbia Acorn European Fund	1.75%	—%	2.50%	1.31%	—%	1.36%	—%	1.50%
Expenses reimbursed by CWAM and its affiliates for the year ended December 31, 2013, were as follows:

Fund	Expenses Reimbursed
Columbia Acorn International	$484,488
Columbia Acorn International Select	3
Columbia Acorn Select	918
Columbia Thermostat Fund	216,529
Columbia Acorn Emerging Markets Fund	61,620
Columbia Acorn European Fund	186,331

CWAM is contractually entitled to recoup from each of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund any fees waived and/or expenses reimbursed with respect to any share class offered by Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund for a one year period following the date of such fee waiver and/or reimbursement, if such recovery does not cause the ordinary operating expenses of the Fund (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) to exceed the annual

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

rates set forth above, or to exceed such annual rate as may be in place at the time of the recoupment, whichever is less.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the year ended December 31, 2013, the effective administration fee rate was 0.04% of each Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.

CMID, a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund's shares for the year ended December 31, 2013 are as follows:

	Underwriting Discounts	CDSCs
(Unaudited)	Class A	Class A	Class B	Class C
Columbia Acorn Fund	$2,182,506	$3,261	$2,651	$30,541
Columbia Acorn International	567,621	603	4,966	5,707
Columbia Acorn USA	104,952	—	31	422
Columbia Acorn International Select	63,741	33	196	1,605
Columbia Acorn Select	68,499	693	476	605
Columbia Thermostat Fund	4,129,615	13,950	321	83,670
Columbia Acorn Emerging Markets Fund	586,312	587	—	1,482
Columbia Acorn European Fund	33,318	2	—	148

Each Fund has adopted a distribution and service plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50%, 0.75% and 0.50%, annually, of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. CMID receives no compensation with respect to Class R4, Class R5, Class Y and Class Z shares.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. CMIS receives monthly account-based service fees based on the number of open Fund accounts. Effective May 1, 2013, each Fund pays CMIS a monthly fee at the annual rate of $20.00 per open account. Prior to May 1, 2013, the annual rate was $18.50 per open account. Subject to certain limitations, the Funds reimburse payments made by CMIS to financial intermediaries for the shareholder services that the intermediaries provide, in amounts that vary by share class and with the type of intermediary and type of shareholder services provided.

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class Y shares are not subject to transfer agent fees through April 30, 2014.

For the year ended December 31, 2013, the Funds' effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class A	Class B	Class C	Class R	Class R4	Class R5	Class Z
Columbia Acorn Fund	0.12%	0.28%	0.08%	—%	0.09%	0.05%	0.08%
Columbia Acorn International	0.17%	0.40%	0.15%	0.27%	0.16%	0.05%	0.07%
Columbia Acorn USA	0.14%	0.46%	0.07%	—%	0.08%	0.05%	0.13%
Columbia Acorn International Select	0.12%	0.29%	0.16%	—%	0.14%	0.05%	0.09%
Columbia Acorn Select	0.12%	0.36%	0.11%	—%	0.10%	0.05%	0.09%
Columbia Thermostat Fund	0.08%	0.21%	0.08%	—%	0.08%	0.05%	0.07%
Columbia Acorn Emerging Markets Fund	0.13%	—%	0.13%	—%	0.07%	0.05%	0.16%
Columbia Acorn European Fund	0.12%	—%	0.21%	—%	—%	0.05%	0.04%

Columbia Acorn International and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent to certain associated investment companies, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2013, Columbia Acorn International's total potential future obligation over the life of the Guaranty is $103,777. The liability remaining at December 31, 2013 for non-recurring charges associated with the lease amounted to $68,268 and is included within payable for other liabilities in the Statements of Assets and Liabilities.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares during the year. On December 31, 2013, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn Select and Columbia Thermostat Fund each held five percent or more of the outstanding voting securities of one or more companies or a company which is under common ownership or control with the Funds. Details of investments in those affiliated companies are presented on pages 38, 39, 51, 73 and 76, respectively.

For the year ended December 31, 2013, the Funds engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and totaled as follows:

	Purchases	Sales
Columbia Acorn Fund	$11,567,570	$—
Columbia Acorn International	—	1,267,105
Columbia Acorn USA	—	846,750
Columbia Acorn Select	1,112,321	10,497,193
Columbia Acorn European Fund	4,433	—

5.  Borrowing Arrangements

During the year ended December 31, 2013, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Wanger Advisors Trust, another trust managed by CWAM, in the amount of $150 million prior to January 11, 2013, $200 million for the period January 11, 2013 through July 21, 2013, and $150 million thereafter. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of Other expenses in the Statements of Operations. The Trust expects to renew this line of credit in July at then current market rates and terms.

For the year ended December 31, 2013, the average daily loan balance outstanding on days when borrowing existed as follows. Interest expense incurred by the Fund is recorded as Interest expense in the Statements of Operations.

Fund Name	Average Daily Loan Balance Outstanding	Weighted Average Interest Rate
Columbia Acorn Select	$11,400,000	1.17%

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2013, were:

	Purchases	Proceeds from Sales
Columbia Acorn Fund	$3,455,828,765	$5,011,492,382
Columbia Acorn International	3,352,415,329	3,275,280,969
Columbia Acorn USA	276,337,827	561,364,926
Columbia Acorn International Select	244,886,767	308,413,813
Columbia Acorn Select	174,510,595	521,572,706
Columbia Thermostat Fund	1,491,770,741	1,091,187,970
Columbia Acorn Emerging Markets Fund	417,852,494	59,559,515
Columbia Acorn European Fund	22,246,869	4,083,719

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

7.  Regulatory Settlements with Third Parties

During the year ended December 31, 2012, Columbia Acorn International received a payment of $107,802 resulting from regulatory settlements with third parties in which the Fund had participated. The payment has been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

8.  Shareholder Concentration

At December 31, 2013, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of these unaffiliated shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

	Number of unaffiliated accounts	Percentage of shares outstanding held – unaffiliated	Percentage of shares outstanding held – affiliated
Columbia Acorn Fund	1	19.4%	—%
Columbia Acorn International	3	39.3%	—%
Columbia Acorn USA	4	61.0%	—%
Columbia Acorn International Select	2	39.9%	—%
Columbia Acorn Select	2	37.3%	10.9%
Columbia Thermostat Fund	2	31.4%	22.0%
Columbia Acorn Emerging Markets Fund	3	47.0%	21.5%
Columbia Acorn European Fund	1	24.3%	41.9%

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange

Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund, and Columbia Acorn European Fund (each a series of the Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2013, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the

Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 19, 2014

Columbia Acorn Family of Funds

Federal Income Tax Information (Unaudited)

The Funds hereby designate the following tax attributes for distributions paid in the fiscal year ended December 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

	Qualified Dividend Income	Dividends Received Deduction	Capital Gain Dividend	Foreign Taxes Paid	Foreign Source Income
Columbia Acorn Fund	100.00%	100.00%	$1,690,456,762	$—	$—
Columbia Acorn International	54.81%	0.02%	442,821,144	14,124,584	176,342,281
Columbia Acorn USA	—%	—%	169,447,593	—	—
Columbia Acorn International Select	72.98%	0.11%	20,283,996	775,503	10,345,088
Columbia Acorn Select	100.00%	100.00%	206,702,205	—	—
Columbia Thermostat Fund	6.91%	5.41%	67,889,817	24,995	464,740
Columbia Acorn Emerging Markets Fund	62.59%	—%	—	411,835	4,623,855
Columbia Acorn European Fund	100.00%	3.53%	121,259	13,334	194,060

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Board of Trustees and Management of
Columbia Acorn Family of Funds

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust:
Laura M. Born, 48, Trustee and Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007.	12	Wanger Advisors Trust; Carlson Wagonlit Travel, B.V.
Michelle L. Collins, 53, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007.	12

Wanger Advisors Trust; Integrys Energy Group, Inc. (public utility); Molex, Inc. (electronics components manufacturer) 2003-2012; Bucyrus International Inc. (manufacturer of mining equipment) 2009-2011.

Maureen M. Culhane, 65, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) – Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Wanger Advisors Trust
Margaret M. Eisen, 60, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Wanger Advisors Trust; Burnham Investors Trust; Antigenics, Inc. (provider of technology products and services) 2003-2009.
John C. Heaton, 54, Trustee	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000.	12	Wanger Advisors Trust
Steven N. Kaplan, 54, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Wanger Advisors Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).
David J. Rudis, 60, Trustee	2010	Retired National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	12	Wanger Advisors Trust
David B. Small, 57, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Wanger Advisors Trust
Trustees who are interested persons of Columbia Acorn Trust:
Charles P. McQuaid, 60, Trustee and President(1),(2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Wanger Advisors Trust

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustee Emeritus
Ralph Wanger, 79, Trustee Emeritus(3)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Wanger Advisors Trust
Officers of Columbia Acorn Trust:
Robert A. Chalupnik, 47, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2000; Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	N/A
Michael G. Clarke, 44, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; Senior officer, Columbia Funds and affiliated funds since 2002.	12	N/A
Joseph F. DiMaria, 44, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010.	12	N/A
P. Zachary Egan, 44, Vice President(2)	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and/or analyst, CWAM or its predecessors since 1999.	12	N/A
Fritz Kaegi, 42, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
John Kunka, 43, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since 2006.	12	N/A
Stephen Kusmierczak, 46, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
Joseph C. LaPalm, 44, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	12	N/A
Bruce H. Lauer, 56, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer (Chief Financial and Accounting Officer), Columbia Acorn Trust and Wanger Advisors Trust since 1995; formerly, Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	N/A
Louis J. Mendes III, 49, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	N/A

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2013	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)
Robert A. Mohn, 52, Vice President(2)	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and/or analyst, CWAM or its predecessors since August 1992.	12	N/A
Christopher J. Olson, 49, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	12	N/A
Christopher O. Petersen, 44, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly, Vice President and Group Counsel or Counsel, April 2004 – January 2010); Officer, Columbia Funds and affiliated funds since 2007.	12	N/A
Scott R. Plummer, 54, Assistant Secretary	2010

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Senior Vice President and Assistant General Counsel – Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel -- Asset Management, 2012 – February 2014, Vice President and Lead Chief Counsel – Asset Management, 2010 – 2012, and Vice President and Chief Counsel – Asset Management, 2005 – 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc., 2006 – 2010; Senior officer, Columbia Funds and affiliated funds since 2006.

			12	N/A
Robert P. Scales, 61, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	N/A
Andreas Waldburg-Wolfegg, 47, Vice President	2011	Portfolio Manager and/or analyst of CWAM since 2002; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	N/A
Linda Roth-Wiszowaty, 44, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	N/A

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officer of The Acorn Fund, Inc., the predecessor to Columbia Acorn Trust.

(1)  Mr. McQuaid is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and of CWAM.

(2)  Effective March 31, 2014, Mr. McQuaid expects to step down from his current role as President and Chief Investment Officer of CWAM. Effective April 1, 2014, it is expected that Mr. Mohn will become the Domestic Chief Investment Officer of CWAM and Mr. Egan will become the President and International Investment Officer of CWAM.

(3)  As permitted under the Columbia Acorn Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

Columbia Acorn Family of Funds Expense Information (Unaudited)

as of 12/31/13

Columbia Acorn Fund	Class A	Class B*	Class C	Class I	Class R	Class R4†	Class R5†	Class Y†	Class Z
Management Fees	0.64%	0.64%	0.64%	0.64%		0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.18%	0.34%	0.14%	0.06%		0.16%	0.11%	0.06%	0.14%
Net Expense Ratio	1.07%	1.73%	1.78%	0.70%		0.80%	0.75%	0.70%	0.78%
Columbia Acorn International
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.22%	0.46%	0.23%	0.09%	0.37%	0.27%	0.15%	0.10%	0.17%
Net Expense Ratio	1.23%	1.97%	1.99%	0.85%	1.63%	1.03%	0.91%	0.86%	0.93%
Columbia Acorn USA
Management Fees	0.86%	0.86%	0.86%	0.86%		0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.21%	0.54%	0.14%	0.04%		0.14%	0.11%	0.07%	0.20%
Net Expense Ratio	1.32%	2.15%	2.00%	0.90%		1.00%	0.97%	0.93%	1.06%
Columbia Acorn International Select
Management Fees	0.94%	0.94%	0.94%	0.94%		0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.28%	0.45%	0.32%	0.19%		0.30%	0.21%	0.15%	0.25%
Net Expense Ratio	1.47%	2.14%	2.26%	1.13%		1.24%	1.15%	1.09%	1.19%
Columbia Acorn Select
Management Fees	0.84%	0.84%	0.84%	0.84%		0.84%	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.22%	0.44%	0.20%	0.10%		0.18%	0.13%	0.09%	0.18%
Net Expense Ratio	1.31%	2.03%	2.04%	0.94%		1.02%	0.97%	0.93%	1.02%
Columbia Thermostat Fund
Management Fees	0.10%	0.10%	0.10%			0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%			0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.15%	0.15%			0.15%	0.13%	0.04%	0.15%
Net Expense Ratio**	0.50%	1.00%	1.25%			0.25%	0.23%	0.14%	0.25%
Columbia Acorn Emerging Markets Fund
Management Fees	1.10%		1.10%	1.10%		1.10%	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.41%		0.41%	0.29%		0.34%	0.32%	0.26%	0.44%
Net Expense Ratio	1.76%		2.51%	1.39%		1.44%	1.42%	1.36%	1.54%
Columbia Acorn European Fund
Management Fees	1.19%		1.19%	1.19%			1.19%		1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%			0.00%		0.00%
Other Expenses	0.30%		0.31%	0.22%			0.32%		0.26%
Net Expense Ratio	1.74%		2.50%	1.41%			1.51%		1.45%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the year ended December 31, 2013. The fees and expenses of Columbia Acorn International Select and Columbia Acorn Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to reimburse each Fund for the ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.31%	1.45%	1.36%	1.31%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.23%	1.35%	1.28%	1.23%	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM on 30 days notice.

    The fees and expenses of Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of the Fund so that the ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), do not exceed annually the rates of 0.50%, 1.00%, 1.25%, 0.25%, 0.23%, 0.18% and 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares, respectively, through April 30, 2014. There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of each Fund so that the ordinary operating expenses (exclusive of transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), of each Fund's Class A, Class C, Class I, Class R4 (if offered), Class R5, Class Y (if offered) and Class Z shares through April 30, 2014, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.54%	1.60%	1.59%	1.54%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.46%	—%	1.51%	—%	1.50%

    There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn International include the effect of the voluntary undertaking by CWAM and its affiliates, effective August 15, 2013, to waive a portion of total annual Fund operating expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

  *  The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

  **  Does not include estimated fees and expenses of 0.54% incurred by the Fund from the underlying portfolio funds in which it invests.

  †  With the exception of Class R5 shares of Columbia Acorn International (which commenced operations on August 2, 2011) and Class Y shares of Columbia Acorn Emerging Markets Fund (which commenced operations on June 13, 2013), noted share classes commenced operations on November 8, 2012, and have limited eligibility. Please see the Funds' prospectuses for details.

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Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Assistant Treasurer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

Annual Report, December 31, 2013

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

ANN110_12_D01_(02/14) 815582

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Michelle L. Collins, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert.  Ms. Collins is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$304,800	$296,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$46,000	$44,900

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2013 and December 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$59,300	$58,200

Tax Fees incurred in both fiscal years 2013 and 2012 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2013 and December 31, 2012, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$135,000	$140,000

In both fiscal years 2013 and 2012, All Other Fees consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2013 and December 31, 2012 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$240,300	$243,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 19, 2014

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 19, 2014